Exhibit 10.1

PURCHASE AND SALE AGREEMENT

AMONG

MID-CON ENERGY PROPERTIES, LLC

(“SELLER”)

AND

EXPONENT ENERGY III LLC

(“BUYER”)

DATED AS OF

NOVEMBER 8, 2017

TABLE OF CONTENTS

1.	DEFINITIONS		5

2.	PURCHASE AND SALE		11
	2.1	Interests	11
	2.2	Wells	11
	2.3	Equipment	11
	2.4	Production	12
	2.5	Easements and Surface Agreements	12
	2.6	Contract Rights and Permits	12
	2.7	Files and Records	12
	2.8	Retained Assets	13

3.	PURCHASE PRICE AND ALLOCATION		13
	3.1	Base Purchase Price	13
	3.2	Performance Deposit and Payment	13
	3.3	Adjustments to the Base Purchase Price	14
	3.4	Allocation of Base Purchase Price	16

4.	ACCESS TO ASSETS AND DATA; DISCLAIMERS; GOVERNMENTAL REVIEWS		16
	4.1	Access	16
	4.2	Disclaimer	16
	4.3	Governmental Reviews	18

5.	SELLER’S REPRESENTATIONS		18
	5.1	Existence	18
	5.2	Authority	18
	5.3	Compliance	19
	5.4	Payment of Royalties	19
	5.5	Taxes	19
	5.6	Material Contracts	19
	5.7	Permits	19
	5.8	Litigation and Claims	19
	5.9	Sale Contracts	19
	5.10	Notices	20
	5.11	Take-or-Pay	20
	5.12	Timely Payment	20
	5.13	Imbalances	20
	5.14	Outstanding Obligations	20
	5.15	Brokers	20
	5.16	Bankruptcy	20
	5.17	Consents	20
	5.18	Preferential Purchase Rights	21
	5.19	Mechanical Integrity	21

i

	5.20	Information	21

6.	BUYER’S REPRESENTATIONS		21
	6.1	Information	21
	6.2	Knowledge and Experience	22
	6.3	No Warranty	22
	6.4	Existence	22
	6.5	Authority	22
	6.6	Liability for Broker’s Fees	23
	6.7	Financial Resources	23
	6.8	Bankruptcy	23
	6.9	Qualification to Assume Operatorship	23
	6.10	Consents	23
	6.11	Litigation	24
	6.12	No Known Title Defects	24
	6.13	No Known Environmental Defects	24

7.	TITLE		24
	7.1	Title Defects	24
	7.2	Additional Interests	25
	7.3	Notices	25
	7.4	Adjustments to Base Purchase Price	25
	7.5	Deductible for Title, Environmental, or Casualty Defects	27
	7.6	Termination Threshold for Defects	27
	7.7	Defect Adjustments	27

8.	ENVIRONMENTAL AND ENVIRONMENTAL INDEMNITY		27
	8.1	Environmental Condition	27
	8.2	Remedy for Environmental Defects	28
	8.3	Acceptance of Environmental Condition	30
	8.4	NORM	30
	8.5	Environmental Indemnities	31

9.	THIRD-PARTY CONSENTS AND PREFERENTIAL PURCHASE RIGHTS		32
	9.1	Third Party Notices	32
	9.2	Third-Party Exercise	32
	9.3	Third-Party Failure to Purchase	32

10.	CONDITIONS TO CLOSING; Settlement Statement; CLOSING		32
	10.1	Seller’s Conditions to Closing	32
	10.2	Buyer’s Conditions to Closing	33
	10.3	Closing Settlement Statement	34
	10.4	Closing Date and Place	34
	10.5	Closing Activities	34

11.	POST-CLOSING OBLIGATIONS		36

	11.1	Recordation and Filing of Documents	36
	11.2	Records	36
	11.3	Final Settlement Statement	36
	11.4	Cooperation with Seller’s Retained Assets	37
	11.5	Suspense Accounts	37
	11.6	Further Assurances	37
	11.7	Escrow Account	37

12.	TAXES		38
	12.1	Property Taxes	38
	12.2	Production Taxes	38
	12.3	Other Taxes	38

13.	OWNERSHIP OF ASSETS		39
	13.1	Distribution of Production	39
	13.2	Proration of Income and Expenses	39
	13.3	Notice to Remitters of Proceeds	39
	13.4	Production Imbalances	39
	13.5	Pipeline and Other Non-Wellhead Imbalances	40

14.	INTERIM OPERATIONS		41
	14.1	Standard of Care	41
	14.2	Liability of Operator	41
	14.3	Removal of Signs	41
	14.4	Third-Party Notifications	41
	14.5	Seller Credit Obligations	41
	14.6	Employment Matters	42
	14.7	Notification of Breaches	43

15.	EXCHANGE PROVISION		43

16.	ASSUMPTION OF LIABILITY AND GENERAL INDEMNIFICATION		43
	16.1	Buyer’s Assumption of Obligations	43
	16.2	Definitions	45
	16.3	Buyer’s General Indemnity	45
	16.4	Seller’s General Indemnity	45
	16.5	Limitation on Indemnification	47
	16.6	Further Limitation on Indemnification	47
	16.7	Indemnification Procedures	47

17.	CASUALTY LOSS		48

18.	NOTICES		49

19.	TERMINATION		50
	19.1	Termination	50

	19.2	Liabilities Upon Termination; Deposit Amount	50

20.	MISCELLANEOUS		51
	20.1	Entire Agreement	51
	20.2	Survival	51
	20.3	Arbitration	51
	20.4	Non-Disclosure Agreement	51
	20.5	Choice of Law	52
	20.6	Assignment	52
	20.7	No Admissions	52
	20.8	Waivers and Amendments	52
	20.9	Counterparts	52
	20.10	Third-Party Beneficiaries	53
	20.11	Specific Performance	53
	20.12	Public Communications	53
	20.13	Headings	53
	20.14	Expenses	53
	20.15	No Recourse	54

List of Exhibits:

Exhibit “A” – Schedule of Leases

Exhibit “B” – Schedule of Wells

Exhibit “C” – Allocation Value

Exhibit “D” – Conveyance

Exhibit “E” – Certificate of Non-Foreign Status

List of Schedules:

Schedule 2.3 – Equipment

Schedule 2.5 – Easements and Surface Agreements

Schedule 2.8 – Retained Assets

Schedule 3.2 – Escrow Agreement

Schedule 5.3 – Compliance

Schedule 5.6 – Material Contracts

Schedule 5.7 – Permits

Schedule 5.8 – Litigation

Schedule 5.10 – Notices

Schedule 5.14 – Outstanding Obligations/AFEs

Schedule 5.17 – Third Party Consents

Schedule 5.18 – Preferential Purchase Rights

Schedule 5.19 – Mechanical Integrity

Schedule 11.5 – Suspense Accounts

Schedule 13.4 – Production Imbalances

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”) is made and entered into as of November 8, 2017 (“Execution Date”) by and between Mid-Con Energy Properties, LLC, a Delaware limited liability company, whose address is 2431 E. 61st Street, Suite 850, Tulsa, Oklahoma 74136 (“Seller”), and Exponent Energy III LLC, a Delaware LLC, whose address is 1560 E 21st St, Suite 215, Tulsa, Oklahoma 74114 (“Buyer”). Buyer and Seller may sometimes be referred to in this Agreement individually as a “Party” or collectively as the “Parties”.

WHEREAS, Buyer desires to purchase the Assets (as defined below) from Seller, and Seller desires to sell the Assets to Buyer on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE 1

1.	DEFINITIONS

“Additional Interest” has the meaning set forth in Section 7.2.

“Agreement” has the meaning set forth in the Preamble.

“Allocated Values” has the meaning set forth in Section 3.4.

“Asset” or “Assets” has the meaning set forth in Article 2.

“Assumed Imbalance” or “Assumed Imbalances” has the meaning set forth in Section 13.4.

“Assumed Obligations” has the meaning set forth in Section 16.1.1.

“Available Employees” has the meaning set forth in Section 14.6.

“Available Employees List” has the meaning set forth in Section 14.6.

“Base Purchase Price” has the meaning set forth in Section 3.1.

“Business Day” means any day, other than Saturday or Sunday, on which commercial banks are open for commercial business with the public in Tulsa, Oklahoma.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Group” has the meaning set forth in Section 16.2.

“Casualty Defect” has the meaning set forth in Article 17.

“Claim Notice” has the meaning set forth in Section 16.7.2.

“Claims” means any and all claims, rights, demands, causes of action, liabilities (including civil fines), damages, losses, fines, penalties, sanctions of every kind and character including reasonable fees and expenses of attorneys, technical experts and expert witnesses, judgments or proceedings of any kind or character whatsoever, whether arising or founded in law, equity, statute, contract, tort, strict liability or voluntary settlement and all reasonable expenses, costs and fees (including reasonable attorneys’ fees) in connection therewith.

“Cleanup” has the meaning set forth in Section 8.1(d).

“Closing” has the meaning set forth in Section 10.4.

“Closing Date” has the meaning set forth in Section 10.4.

“Closing Settlement Statement” has the meaning set forth in Section 10.3.

“Consents” has the meaning set forth in Section 9.1.

“Contracts” means all contract rights directly relating to the Assets, including, but not limited to, any operating agreements, joint venture agreements, unit agreements, orders and decisions of state, tribal and federal regulatory authorities establishing units, unit operating agreements, farm-in and/or farmout agreements, pooling or unitization or communitization agreements, processing agreements, transportation agreements, gathering and processing agreements, enhanced recovery and injection agreements, balancing agreements, options, drilling agreements, exploration agreements, area of mutual interest agreements, oil and/or gas production sales or marketing agreements, and assignments of operating rights, working interests, subleases and rights above or below certain footage depths or geological formations, to the extent the same are directly related to the Assets; provided, however, the term “Contract” shall not include any master service contract or any other contract or agreement which precludes assignment for which Seller, using its reasonable efforts, cannot secure a waiver or consent to assignment prior to Closing by the other party(s) to such contract or agreement.

“Conveyances” means the one or more conveyances, assignments, deeds, and bills of sale, in form and substance mutually agreed to by Buyer and Seller, conveying the Assets to Buyer in accordance with the terms of this Agreement, to be executed and delivered in accordance with the provisions of Section 10.5.2.

“Current Tax Period” has the meaning set forth in Section 12.1.

“Deductible Amount” has the meaning set forth in Section 7.5.

“Deposit” has the meaning set forth in Section 3.2.

“Due Diligence Period” has the meaning set forth in Section 7.1.

“Easements” means rights-of-way, easements, permits, licenses, approvals, servitudes and franchises specifically acquired for, or used in connection with, operations for the exploration and production of oil, gas or other minerals on or from the Interests or otherwise in connection with the Wells, Equipment, any gathering system(s) (whether used for the gathering of Hydrocarbons or non-Hydrocarbon substances produced in association therewith, including produced water and saltwater) or Surface Agreements, including, without limitation, the rights to permits and licenses of any nature owned, held or operated in connection with said operations.

“Effective Time” means 12:00 a.m. local time where the Assets are located on October 1, 2017.

“Environmental Adjustment” has the meaning set forth in Section 8.2(a).

“Environmental Defect” has the meaning set forth in Section 8.1.

“Environmental Laws” means any and all present and future laws, statutes, regulations, rules, orders, ordinances, codes, plans, requirements, criteria, standards, decrees, judgments, injunctions, notices, demand letters, permits, licenses or determinations issued, or promulgated by any Governmental Authority now or hereafter in effect, and in each as amended or supplemented from time to time, and any applicable administrative or judicial interpretation thereof, pertaining to (a) use, storage, emission, discharge, clean-up, release, or threatened release of pollutants, contaminants, NORM, chemicals, or industrial, toxic or hazardous substances (collectively, “Pollutants”) on or into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Pollutants, (b) health, (c) the environment, or (d) wildlife or natural resources applicable to the Assets and in effect in or for the jurisdiction in which the Assets are located, including, without limitation, the Clean Air Act (CAA), the Clean Water Act (CWA), the Federal Water Pollution Act, the Rivers and Harbors Act, the Safe Drinking Water Act, the National Environmental Policy Act of 1969 (NEPA), the Endangered Species Act (ESA), the Fish and Wildlife Conservation Act of 1980, the Fish and Wildlife Coordination Act (FWCA), the Oil Pollution Act, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), the Resources Conservation and Recovery Act (RCRA), the Toxic Substance Control Act, the Occupational, Safety and Health Act (OSHA), the Emergency Planning and Community Right-To-Know Act (EPCRA), the Hazardous Materials Transportation Act, the Hazardous and Solid Waste Amendments of 1984 (HSWA), and any and all other applicable present and future federal, state and local laws, statutes, regulations, rules, orders, ordinances, codes, plans, requirements, criteria, standards, decrees, judgments, injunctions, notices, demand letters, permits, licenses or determinations whose purpose is to regulate Pollutants or to conserve or protect health, the environment, wildlife or natural resources as any of the foregoing are now existing or may hereafter be amended or interpreted.

“Environmental Notice” has the meaning set forth in Section 8.1.

“Equipment” has the meaning set forth in Section 2.3.

“Execution Date” has the meaning set forth in the Preamble.

“Final Settlement Statement” has the meaning set forth in Section 11.3.

“Final Suspense Account Statement” has the meaning set forth in Section 11.5.

“Governmental Authority” or “Governmental Authorities” means any court or tribunal (including an arbitrator or arbitral panel) in any jurisdiction (domestic or foreign) or any federal, tribal, state, county, municipal or other governmental or quasi-governmental body, agency, authority, department, board, commission, bureau, official or other authority or instrumentality.

“Hire Date” has the meaning set forth in Section 14.6.

“Hydrocarbons” has the meaning set forth in Section 2.4.

“Interests” has the meaning set forth in Section 2.1.

“Indemnified Party” has the meaning set forth in Section 16.7.1.

“Indemnifying Party” has the meaning set forth in Section 16.7.1.

“Leases” has the meaning set forth in Section 2.1.

“Loss” has the meaning set forth in Section 8.1(e).

“Material Contracts” means (a) all area of mutual interests agreements (other than customary area of mutual interest provisions in operating agreements), partnership (other than tax partnerships), joint venture and/or exploration or development program agreements relating to Wells and Leases or otherwise included in the Assets and (b) all of the oil and/or gas production sales, marketing and processing agreements relating to the Wells and Leases, other than such agreements which are terminable by Seller without penalty on 90 or fewer days’ notice.

“Net Mineral Acres” means, as calculated separately with respect to each Lease, (a) the number of gross acres in the lands covered by such Lease, multiplied by (b) the lessor’s undivided percentage interest in oil, gas or other minerals covered by such Lease in such lands, multiplied by (c) Seller’s working interest in such Lease; provided, that if items (b) and/or (c) vary as to different areas of such lands (including depths) covered by such Lease, a separate calculation shall be done for each such area as if it were a separate Lease.

“New Employees” has the meaning set forth in Section 14.6.

“NORM” means naturally occurring radioactive material.

“Notice Period” has the meaning set forth in Section 16.7.3.

“Open Defect” has the meaning set forth in Section 7.4(c).

“Party” or “Parties” has the meaning set forth in the Preamble.

“Party Affiliate” has the meaning set forth in Section 20.15.

“Permits” has the meaning set forth in Section 2.6.

“Permitted Encumbrances” means (i) any third party consents to assignment and similar agreements with respect to which waivers or consents are obtained prior to Closing or which are typically obtained after Closing (including any applicable approval(s) from Governmental Authorities); (ii) easements, rights of way, servitudes, licenses and permits on, over, across or in respect of any of the Assets which do not materially interfere with the use, operation or development of the Assets; (iii) rights reserved to or vested in any Governmental Authority to control or regulate any of the Assets in any manner, and all obligations and duties under all applicable laws, rules and orders of any such Governmental Authority or under any franchise, grant, license or permit issued by any such Governmental Authority; (iv) materialmen’s, mechanics’, repairmen’s, employees’, contractors’, operators’, tax and other similar liens or charges arising in the ordinary course of business incidental to the construction, maintenance or operation of any of the Assets which have not yet become due and payable or payment is being withheld as provided by law or are being contested in good faith in the ordinary course of business by appropriate action; (v) any other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects or irregularities of any kind whatsoever affecting the Assets that do not operate to reduce the net revenue interest below that set forth on the applicable Exhibit(s) hereto for such Interest or increase the working interest above that set forth on the applicable Exhibit(s) hereto without a proportionate increase in the corresponding net revenue interest; (vi) defects and irregularities arising out of the lack of a survey; (vii) defects or irregularities arising out of the lack of recorded powers of attorney from any Person to execute and deliver documents on their behalf; (viii) defects arising out of a lack of evidence of corporate authorization; (ix) defects in the chain of title consisting of failure to recite marital status or the omission of succession of heirship or estate proceedings; (x) defects or irregularities arising out of improper or incomplete acknowledgement, witness, or attestation; (xi) defects or irregularities of title as to which the relevant statute(s) of limitations or prescription would bar any attack or claim against Seller’s title (or, after the Closing, Buyer’s title); (xii) any of the matters disclosed on any Exhibit or any Schedule to this Agreement; (xiii) defects based on lack of information in Seller’s files; (xiv) defects or irregularities arising out of prior oil and gas leases which by their terms and on their face, expired more than ten (10) years prior to the Effective Time, and which have not been released of record; (xv) defects or irregularities arising out of liens, mortgages or deeds of trust which, by their terms and on their face, expired and terminated more than ten (10) years prior to the Effective Time but which remain unreleased of record; (xvi) defects and irregularities cured by possession under applicable statutes of limitation or statutes relating to prescription; (xvii) all approvals or rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein if they are customarily obtained subsequent to the sale or conveyance; (xviii) Preferential Purchase Rights which are subject to Article 9; (xix) conventional rights of reassignment triggered by Seller’s (or, after the Closing, Buyer’s) express indication of its intention to release or abandon its interest prior to expiration of the primary term or other termination of such interest; (xx) any maintenance of uniform interest provision in an operating agreement if waived by the party or parties having the right to enforce such provision or if the violation of such provision would not give rise to the unwinding of the sale of the affected Asset; and (xxi) such other defects or irregularities of title as Buyer may have waived in writing or by which Buyer shall be deemed to have waived pursuant to the provisions of Section 6.3 and Section 7.3.

“Person” means any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization, government or department or agency thereof, or any other entity.

“Pipeline Imbalances” has the meaning set forth in Section 13.5.

“Pollutants” has the meaning set forth in the definition of Environmental Laws.

“Preferential Purchase Right” has the meaning set forth in Section 9.1.

“Property Taxes” has the meaning set forth in Section 12.1.

“Records” has the meaning set forth in Section 2.7.

“Represented Imbalance” has the meaning set forth in Section 13.4.

“Retained Assets” has the meaning set forth in Section 2.8.

“Seller” has the meaning set forth in the Preamble.

“Seller Credit Obligations” has the meaning set forth in Section 14.5.

“Seller Group” has the meaning set forth in Section 16.2.

“Surface Agreements” means any contracts, rights, permits, permissions or licenses to use of the surface estate as related to the Assets, including any surface leases, surface use rights or agreements or any similar surface rights, agreements or licenses relating to the Assets.

“Suspense Accounts” has the meaning set forth in Section 11.5.

“Tax Deferred Exchange” has the meaning set forth in Article 15.

“Termination Threshold” has the meaning set forth in Section 7.6.

“Title Defect” has the meaning set forth in Section 7.1.

“Wells” has the meaning set forth in Section 2.2.

ARTICLE 2

2.	PURCHASE AND SALE

Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer and Buyer agrees to buy from Seller, effective as of the Effective Time for the consideration recited and subject to the terms and conditions set forth in this Agreement, all of Seller’s right, title and interest in the following (each individually referred to as an “Asset” and all collectively referred to as the “Assets”):

2.1

Interests - All of those certain oil, gas and/or mineral leases described on the attached Exhibit “A” (the “Leases”), together with all other rights, titles and interests of Seller insofar as the same pertain to the right to explore for, develop, and/or produce oil and/or gas, in the Leases and any other lands or interests covered thereby (including any fee mineral interests), associated therewith or pooled, unitized or communitized therewith, including all working interests, royalty interests, overriding royalty interests, net profits interests, production payments, forced pooled interests, and interests pertaining to the right to explore for, develop, and/or produce oil and/or gas acquired under contracts or otherwise in the lands covered by the Leases, and any other lands or interests pooled, unitized or communitized therewith; provided, however, that all of the foregoing are subject to the limitations described in Exhibit “A” (the Leases and the lands covered thereby and other interests therein are collectively referred to in this Agreement as the “Interests”).

2.2

Wells - All of the oil and gas wells, salt water disposal wells, injection wells, monitoring wells and any other wells and wellbores located on or attributable to the Interests or on lands pooled, unitized or communitized with any portion thereof, or on lands located within any governmental drilling and/or spacing unit (if applicable) which includes any portion thereof, or on portions thereof associated with proved undeveloped reserves whether producing, plugged or unplugged, shut-in, or permanently or temporarily abandoned, including, but not limited to, the wells identified on the attached Exhibit “B” (the “Wells”).

2.3

Equipment - All personal property, fixtures and improvements and facilities, spare parts and inventory (including those items identified on Schedule 2.3) (insofar as the same are located on the Interests or to the extent the same are primarily used or held for use in connection with the operations of the Assets or the production of Hydrocarbons therefrom), equipment, pipelines, pipeline laterals, well pads, tank batteries, well heads, treating equipment, compressors, power lines, casing, tubing, pumps, motors, gauges, meters, valves, heaters, treaters, and separators appurtenant to the Interests, Wells or used in connection with the ownership or operation of the Interests, Wells or the production, gathering, transportation, storage, treatment, sale or disposal of Hydrocarbons, including, but not limited to, facilities, plants, treating and processing systems, casing, pipelines and flow lines (collectively, the “Equipment”).

2.4

Production - All of the oil, natural gas, condensate, casinghead gas, products or other minerals, attributable or allocable to the Interests or Wells (i) from and after the Effective Time or (ii) which are in storage above the pipeline connection as of the Effective Time and for which Seller receives an upward adjustment to the Base Purchase Price, or (iii) with regard to any over-produced or under-produced volumes of Seller attributable to the Assumed Imbalances and Pipeline Imbalances (“Hydrocarbons”).

2.5	Easements and Surface Agreements - All Easements and Surface Agreements, including but not limited to, those identified and described on the attached Schedule 2.5.
2.6

Contract Rights and Permits - All Contracts and all environmental and other governmental (whether federal, tribal, state or local) permits, permissions, licenses, orders, authorizations, franchises and related instruments or rights to the extent the aforementioned can be assigned and to the extent relating to the ownership, operation or use of the Interests, Wells, Equipment, Hydrocarbons, Easements and Surface Agreements (“Permits”).

2.7

Files and Records   - All of the files, records and data directly relating to the items and interests described in Section 2.1 through Section 2.6 above including, without limitation, land and lease files, well files, title records including abstracts of title, title opinions, title insurance reports/policies, property ownership reports, division order and right-of-way files, contracts, production records, all logs including electric logs, core data, pressure data and decline curves and graphical production curves, operational records, technical records, production and processing records, and contract files, and all related materials in the possession of Seller, less and except (i) the general corporate files and records of Seller insofar as they relate to Seller’s business generally and are not required for the future ownership or operation of the Assets, (ii) all legal files and records (other than legal files and records included in, or are part of, the above-referenced files and records), (iii) Seller’s federal or state income, franchise or margin tax files and records, (iv) employee files, (v) reserve evaluation information or economic projections (other than reserve evaluation or economic projection materials and files previously made available to Buyer), (vi) records relating to the sale of the Assets, including competing bids, (vii) proprietary data, information and data under contractual restrictions on assignment or disclosure, (viii) privileged information, (ix) intellectual property, (x) seismic, geophysical, geological or other similar information or data subject to restrictions on disclosure to third parties, or (xi) any other files or records to the extent constituting Retained Assets (collectively, the “Records”).

2.8	Retained Assets - Notwithstanding anything to the contrary in Section 2.1 through Section 2.7 or elsewhere herein, the Assets do not include the following (collectively, the “Retained Assets”):
(a)

All rights and interests of Seller (i) under any policy or agreement of insurance or indemnity, (ii) under any bond or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events related to, or damage to or destruction of, the Assets occurring or accrued prior to the Effective Time;

(b)

All claims of Seller for refunds or loss carry forwards with respect to (i) production, severance or any other taxes attributable to the Assets for any period prior to the Effective Time, (ii) income or franchise taxes or (iii) any taxes attributable to the Retained Assets;

(c)

All proceeds, income, revenues, claims, refunds or other benefits (including any benefit attributable to any current or future laws or regulations in respect of “royalty relief” or other similar measures) not otherwise enumerated above, prior to the Effective Time as well as any security or other deposits made, attributable to (i) the Assets for any period prior to the Effective Time, or (ii) any Retained Assets;

(d)	All documents and instruments of Seller relating to the Assets that may be protected by an attorney-client or attorney-work product privilege;
(e)	All audit rights arising under any of the Contracts or otherwise with respect to any period prior to the Effective Time or to any Retained Assets; and
(f)	Those items more particularly identified and described on Schedule 2.8 hereto.

ARTICLE 3

3.	PURCHASE PRICE AND ALLOCATION
3.1

Base Purchase Price - Buyer agrees to pay Seller for the Assets the total sum of Twenty-Five Million Dollars ($25,000,000.00) (“Base Purchase Price”) to be paid by direct bank deposit or wire transfer in same day funds at Closing, subject only to the price adjustments set forth in this Agreement.

3.2

Performance Deposit and Payment - As evidence of good faith, Buyer has deposited or is depositing with SunTrust Bank, at the time of the execution of this Agreement, an amount equal to five percent (5%) of the Base Purchase Price  ($1,250,000.00) (the “Deposit”), which Deposit shall be non-interest bearing and non-refundable except as provided herein and subject to the terms of the Escrow Agreement attached hereto as Schedule 3.2 and executed simultaneously herewith. The Deposit shall be retained by the Escrow Agent until the completion of Buyer’s title and environmental due diligence and distributed as set forth elsewhere herein.  If Closing does not occur and the Agreement is terminated, then the Deposit shall be retained by Seller or paid to Buyer, as provided in Article 19 below.

3.3	Adjustments to the Base Purchase Price - The Base Purchase Price shall be adjusted as follows:
(a)	Upward Adjustments - The Base Purchase Price shall be adjusted upward for the following, without duplication:
(i)

all production expenses, operating expenses, and capital expenditures paid or incurred by Seller in connection with the ownership and operation of the Assets, including, but not limited to, lease option or extension payments, attributable to the periods from and after the Effective Time (including, without limitation, royalties and taxes attributable to Hydrocarbons produced and saved from and after the Effective Time, and pre-paid charges);

(ii)

all proceeds attributable to the sale of Hydrocarbons from the Assets and all other income and benefits received by Buyer attributable to production, ownership and operation of the Assets prior to the Effective Time (net of royalties, overriding royalties and other burdens on Seller’s share of production not otherwise accounted for hereunder);

(iii)	all positive adjustments, if any, regarding Additional Interests, as provided in Section 7.2;
(iv)

to the extent the Assumed Imbalances reflect an underbalanced (or under-produced or under-received balance) position of Seller as of the Effective Time regarding the Assets, all adjustments regarding such underbalanced Assumed Imbalances in accordance with the provisions of Section 13.4;

(v)	all adjustments for oil in storage above the pipeline connection, as provided in Section 13.1;
(vi)	adjustments for over-delivered Pipeline Imbalances (volumes owed to Seller) as provided in Section 13.5;
(vii)	all royalty overpayment amounts and/or future deductions as royalty offsets associated with the Assets as of the Effective Time;
(viii)	gross overhead charges of $156,000.00/month for the operation of the Assets attributable to the periods from and after the Effective Time; and

(ix)	any other upward adjustments to the Base Purchase Price specified in this Agreement.
(b)	Downward Adjustments - The Base Purchase Price shall be adjusted downward for the following, without duplication:
(i)

except as otherwise provided in this Agreement, all production expenses, operating expenses, operated and non-operated overhead charges and other costs under applicable operating agreements (or other contracts, pooling orders, or other similar agreements) and other expenses, costs and charges paid or incurred by Buyer in connection with the Assets and attributable to periods prior to the Effective Time, including, without limitation, taxes, capital expenses and other costs;

(ii)

except as otherwise provided in this Agreement, all proceeds attributable to the sale of Hydrocarbons and all other income and benefits received by Seller and attributable to the production, operation or ownership of the Assets on or after the Effective Time (net of royalties, overriding royalties (other than overriding royalties that are conveyed as part of the Assets) and other burdens on Buyer’s share of production not otherwise accounted for hereunder);

(iii)	all adjustments regarding Title Defects, in accordance with the provisions of Article 7;
(iv)	all adjustments regarding Environmental Defects, in accordance with the provisions of Article 8;
(v)	all adjustments regarding exercised Preferential Purchase Rights, as contemplated in Article 9;
(vi)	all adjustments regarding Casualty Defects, in accordance with the provisions of Article 17;
(vii)

to the extent the Assumed Imbalances reflect an overbalanced (or over-produced or over-received balance) position of Seller as of the Effective Time regarding the Assets, all adjustments regarding such overbalanced Assumed Imbalances, in accordance with the provisions of Sections 13.4;

(viii)	adjustments for under-delivered Pipeline Imbalances (volumes owed by Seller), as provided in Section 13.5;
(ix)	an amount equal to the amounts held in the Suspense Accounts as of the Closing, as contemplated in Section 11.5;

(x)	any other downward adjustments to the Base Purchase Price as specifically provided for under the terms of this Agreement.
3.4

Allocation of Base Purchase Price - Seller and Buyer agree that the Base Purchase Price shall be allocated among the Assets as set forth on the attached Exhibit “C” Allocated Value (the “Allocated Values”) for the purpose of (i) providing notices, or obtaining waivers, of any Preferential Purchase Rights affecting any Asset(s), (ii) determining the value of a Title Defect and (iii) handling those instances for which the Base Purchase Price is to be adjusted.

ARTICLE 4

4.	ACCESS TO ASSETS AND DATA; DISCLAIMERS; GOVERNMENTAL REVIEWS
4.1

Access - Seller shall provide Buyer and Buyer’s authorized representatives, at any reasonable time(s) before the Closing, (i) reasonable physical access, at Buyer’s sole risk, cost and expense, to the Assets that are operated by Seller to allow Buyer to conduct on-site environmental site assessments of the Assets (which assessments shall not include sampling, boring, drilling or other invasive investigation activities, or any “Phase II” environmental assessment, without Seller’s prior written consent), to the extent Seller has the right to grant such access for such purpose; and (ii) access to the Records and other Assets, to the extent such data and records are in Seller’s or its representatives’ possession and relate to the Assets; provided, however, Seller shall have no obligation to provide Buyer access to any interpretative or predictive data or information which Seller considers confidential or proprietary or which Seller believes in good faith it cannot provide Buyer because of third-party restrictions.

In connection with any on-site inspections, Buyer agrees to not unreasonably interfere with the normal operation of the Assets and further agrees that under no circumstances shall it perform any invasive tests of any nature on the Assets without the prior express written consent of Seller.  In connection with granting such access, and except to the extent that such claims are caused by the gross negligence of Seller, Buyer waives and releases all claims against Seller Group (as defined in Section 16.2) for injury to, or death of persons, or damage to property INCURRED, HOWSOEVER CAUSED, in connection with the performance of this diligence and Buyer SHALL indemnify, defend and hold harmless Seller Group from and against all such claims.

4.2	Disclaimer - Buyer specifically understands and acknowledges the following:
4.2.1

Title – Subject to the other provisions contained in this Agreement, title to the Assets shall be transferred and conveyed from Seller to Buyer at Closing with a “by, through and under” warranty of title through the

Effective Time, and shall otherwise be conveyed in accordance with the terms of this Agreement and the Conveyances.
4.2.2

Disclaimer of Warranty - EXCEPT AS EXPRESSLY PROVIDED FOR OTHERWISE IN THIS AGREEMENT, OR IN THE CONVEYANCES, SELLER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION, COVENANT OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO THE TITLE OR CONDITION OF THE ASSETS AND ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS OF MOVABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR ANY PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY; (ii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS; (iii) ANY RIGHTS OF BUYER UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE; (iv) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS OR OTHER VICES, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, LATENT OR PATENT; (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR INFRINGEMENT OF ANY OTHER INTELLECTUAL PROPERTY RIGHT; (vi) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT INCLUDING, WITHOUT LIMITATION, NATURALLY OCCURRING RADIOACTIVE MATERIAL OR ASBESTOS, OR PROTECTION OF THE ENVIRONMENT OR HEALTH; OR (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING TITLE TO ANY OF THE ASSETS.  UPON CLOSING, IT IS THE EXPRESS INTENTION OF BUYER AND SELLER THAT, EXCEPT AS EXPRESSLY PROVIDED FOR OTHERWISE IN THIS AGREEMENT, OR IN THE CONVEYANCES, THE PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS AND THE CONDITION OF THE ASSETS ARE BEING CONVEYED TO BUYER “AS IS, WHERE IS,” WITH ALL FAULTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR AND BUYER WAIVES ANY CLAIM(S) FOR BREACH OF WARRANTY UNDER THE CONVEYANCES, WHICH WERE NOT ASSERTED BY BUYER IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.  AS ONE OF ITS CONDITIONS TO CLOSING, BUYER ACKNOWLEDGES, AGREES AND REPRESENTS TO SELLER THAT AS OF CLOSING BUYER WILL HAVE BEEN GIVEN THE OPPORTUNITY TO MAKE OR CAUSE TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE.

4.2.3

Additional Disclaimer - EXCEPT AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT OR IN THE CONVEYANCES, SELLER HEREBY EXPRESSLY NEGATES AND DISCLAIMS, AND BUYER HEREBY WAIVES AND ACKNOWLEDGES THAT SELLER HAS NOT MADE AND BUYER HAS NOT RELIED UPON, ANY WARRANTY, REPRESENTATION OR COVENANT, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OR MATERIALITY OF ANY FILES, RECORDS, DATA, INFORMATION, OR MATERIALS (WHETHER WRITTEN, ORAL OR OTHERWISE) HERETOFORE OR HEREAFTER FURNISHED TO BUYER IN CONNECTION WITH THE ASSETS, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OF THE ASSETS TO PRODUCE HYDROCARBONS.  ANY AND ALL SUCH FILES, RECORDS, DATA, INFORMATION, AND OTHER MATERIALS FURNISHED BY SELLER, WHETHER MADE AVAILABLE PURSUANT TO THIS ARTICLE 4 OR OTHERWISE, ARE PROVIDED TO BUYER AS A CONVENIENCE AND ACCOMMODATION, AND ANY RELIANCE UPON OR USE OF THE SAME SHALL BE AT BUYER’S SOLE RISK.

4.3

Governmental Reviews- - Seller and Buyer shall each in a timely manner make (or cause its applicable affiliate to make) (i) all required filings and prepare applications to and conduct negotiations with, each Governmental Authority as to which such filings, applications or negotiations are necessary or appropriate in the consummation of the transaction contemplated hereby, and (ii) provide such information as the other may reasonably request in order to make such filings, prepare such applications and conduct such negotiations.  Each Party shall cooperate with and use all reasonable efforts to assist the other with respect to such filings, applications and negotiations.  Buyer shall bear the cost of all filing or application fees payable to any Governmental Authority with respect to the transaction contemplated by this Agreement, regardless of whether Buyer, Seller, or any affiliate of any of them is required to make the payment.

ARTICLE 5

5.	SELLER’S REPRESENTATIONS

Seller represents the following to Buyer as of the Execution Date:

5.1

Existence - It is an entity duly organized and validly existing and in good standing under the laws of its state of formation, and is duly qualified to carry on its business and to own and operate oil and gas properties in each jurisdiction in which the Assets owned by it are located.

5.2	Authority - Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.  Furthermore, as of the Execution Date, Seller has obtained all necessary board of directors and/or such other internal approvals as are required under its own corporate governance requirements to close this transaction.  This Agreement constitutes the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

5.3

Compliance - To Seller’s knowledge and except as set forth on Schedule 5.4, all of the Assets are in material compliance with all applicable laws, rules, regulations, ordinances and orders of all Governmental Authorities having jurisdiction.

5.4

Payment of Royalties - To Seller’s knowledge, all royalties and in-lieu royalties with respect to the Assets which accrued or are attributable to the period prior to the Effective Time have been properly and fully paid, or are included within the Suspense Accounts being conveyed to Buyer pursuant to Section 11.5, or previously disclosed to Buyer.

5.5

Taxes - To Seller’s knowledge, all ad valorem, property, production, severance and similar taxes with respect to the Assets that are due based upon or measured by the ownership of any Assets, the production or removal of Hydrocarbons therefrom or the receipt of proceeds therefrom have been properly and timely paid.

5.6

Material Contracts - Except as set forth on Schedule 5.6, as of the Execution Date, (a) each Material Contract is in full force and effect, (b) Seller has not received written notice of its breach or default under any Material Contract, and (c) to Seller’s knowledge, no other party to any such Material Contract is in breach thereof or in default thereunder.

5.7

Permits – To Seller’s knowledge and except as set forth on Schedule 5.7, as of the Execution Date, (a) Seller has not received written notice of its default under any Permit, and (b) each Permit is in full force and effect.

5.8

Litigation and Claims - Except as set forth on Schedule 5.8, no suit, action, demand, proceeding, lawsuit or other litigation is pending or, to Seller’s knowledge, threatened with respect to Seller that could reasonably be expected to materially and adversely affect the ownership, operation or value of the Assets.

5.9

Sale Contracts - Except for (a) contracts governing Seller’s sale of Hydrocarbons in the ordinary course, (b) the disposition in the ordinary course of equipment no longer suitable for oil and gas field operations or (c) this Agreement, there are no material contracts or options outstanding for the sale, exchange or transfer of Seller’s interest in the Assets or any portion thereof.

5.10

Notices - Except as set forth on Schedule 5.10, to Seller’s knowledge, (a) the operation of the Assets is not the subject of any pending material regulatory compliance or enforcement actions, (b) Seller has not received any material condemnation or similar notices, and (c) Seller has not received written notice with respect to Seller’s operation of the Assets, which (i) has not heretofore been complied with, in all material respects, regarding any material violation of applicable laws, rules or regulations of any Governmental Authority with jurisdiction therein, or (ii) that remains uncured, and that would, individually or in the aggregate, have a material adverse effect on the Assets (taken as a whole).

5.11

Take-or-Pay - To Seller’s knowledge, Seller is not obligated, under a take-or-pay or similar arrangement, to allow its Hydrocarbons to be sold, without receiving full payments at the time of delivery in an amount that corresponds to the net revenue interest in the Hydrocarbons attributable to any Lease or Well described in Exhibits “A” or “B” (other than with regard to certain obligations relative to Assumed Imbalances or Pipeline Imbalances, as contemplated under Sections 13.4 and 13.5, respectively).

5.12

Timely Payment - To Seller’s knowledge, Seller has paid its share of all costs payable by it under the Leases and the Material Contracts as of the Effective Time, except those included in the Suspense Accounts or being contested in good faith.

5.13

Imbalances - To Seller’s knowledge, and except as set forth on Schedule 13.4, there are no gas or other Hydrocarbon production imbalances existing as of the Effective Time with respect to any of the Wells.

5.14

Outstanding Obligations - Except as otherwise described in Schedule 5.14, to Seller’s knowledge, as of the Execution Date, there are no outstanding authorizations for expenditures in excess of One Hundred Thousand and No/100 U.S. Dollars ($100,000.00), net to Seller’s interest, or other written commitments or proposals to conduct operations on the Assets.

5.15

Brokers - Seller has incurred no liability, contingent or otherwise, for broker’s or finder’s fees in respect of this Agreement or the transaction contemplated hereby for which Buyer shall have any responsibility whatsoever.

5.16	Bankruptcy - There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by, or to the knowledge of Seller, threatened against Seller.
5.17

Consents - Except as set forth on Schedule 5.17 and other than Preferential Purchase Rights, to the knowledge of Seller, and with the exception of those waivers, consents to assign, approvals or other similar rights customarily obtained from Governmental Authorities after Closing, there are no waivers, consents to assign, approvals or similar rights required in connection with the conveyance of the Assets from Seller to Buyer under the terms of this Agreement.

5.18

Preferential Purchase Rights - Except as set forth on Schedule 5.18, to the knowledge of Seller, there are no Preferential Purchase Rights to which the Assets are subject, which would be triggered by this Agreement, and to which a notice would be required under the terms thereof due to the Parties entering into this Agreement.

5.19

Mechanical Integrity – To the best of Seller’s knowledge the disposal and injection wells set forth on Schedule 5.19, have maintained mechanical integrity and are capable of passing any mechanical integrity tests mandated by state regulations upon transfer.

5.20	Information - To the best of Seller’s knowledge, the information provided to Buyer by Seller is true and correct.

ARTICLE 6

6.	BUYER’S REPRESENTATIONS

Buyer represents the following to Seller as of the Execution Date:

6.1

Information - Buyer represents that it is a sophisticated purchaser, knowledgeable in the evaluation of oil and gas properties of the nature being acquired by Buyer hereunder and has performed due diligence on the Assets and performed all necessary tasks involved in evaluating the Assets, to the Buyer’s complete satisfaction.  EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, BUYER REPRESENTS AND WARRANTS THAT IT HAS FULLY INSPECTED THE ASSETS AND UPON CLOSING, BUYER WILL ACCEPT THE ASSETS AT CLOSING IN THEIR PRESENT CONDITION, “AS IS AND WHERE IS AND WITH ALL FAULTS.”  BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT AND IN THE CONVEYANCES, SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WRITTEN, ORAL, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF THE BACKGROUND MATERIALS OR ANY OTHER INFORMATION RELATING TO THE ASSETS FURNISHED BY OR ON BEHALF OF SELLER OR TO BE FURNISHED TO BUYER OR ITS REPRESENTATIVES, INCLUDING, WITHOUT LIMITATION, SELLER’S INTERNAL APPRAISALS AND/OR INTERPRETIVE DATA.  Buyer acknowledges and affirms that it has relied and will rely solely upon Seller’s representations, warranties or covenants in this Agreement and on its own independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction, including its own estimate and appraisal of the extent and value of the oil, natural gas, natural gas liquids, and other reserves associated with the Assets.

6.2

Knowledge and Experience - Buyer (i) is engaged in the business of exploring for and/or producing oil and gas or other valuable minerals as an ongoing business and (ii) is purchasing the Assets for its own account for investment purposes and not with the intent to resell the Assets in violation of any federal or state securities laws.  Buyer is an experienced and knowledgeable investor in oil and gas properties, is knowledgeable with respect to the tax ramifications associated therewith and herewith, and has the financial and business expertise to fully evaluate the merits and risks of the transactions covered by this Agreement and has relied solely upon the basis of its own independent investigation of the Assets for all purposes (including the geologic and geophysical characteristics of the Assets, the estimated Hydrocarbon reserves recoverable therefrom, and the price and expense assumptions applicable thereto).  In acquiring the Assets, Buyer is acting in the conduct of its own business and not under any specific contractual commitment to any third party, or any specific nominee agreement with any third party, to transfer to, or to hold title on behalf of, such third party, with respect to all or any part of the Assets.  Buyer acknowledges that it has had the opportunity to seek the advice of persons it deemed appropriate concerning the consequences of the provisions of this Agreement and hereby waives any and all rights to claim that it is an unsophisticated investor in oil and gas properties.  The Assets are being acquired for Buyer’s own account for the purpose of investment or consumption and not with a view to reselling or distributing the Assets in violation of any securities registration or qualification requirements of any securities laws.

6.3

No Warranty - Buyer acknowledges that, except as expressly provided for otherwise in this Agreement or in the Conveyances, Seller has not made any representation, covenant or warranty, express or implied, at common law, by statute or otherwise, relating to the title or condition of the Assets, including, without limitation, any implied or express warranty of merchantability, of fitness for any particular purpose, or of conforming to models or samples of materials as to any personal property, fixtures or structures conveyed pursuant to this Agreement.  Buyer further acknowledges that no Claim(s) may be asserted nor may any proceeding be commenced by Buyer against Seller arising out of or related to a breach of any warranty of Seller pursuant to this Agreement (including any warranty of Seller set forth in the Conveyances) for which Buyer failed to deliver a written notice to Seller in accordance with the terms and conditions of this Agreement, and that any such Claim(s) shall be deemed to have been waived by Buyer under the terms of Section 7.3 below.

6.4

Existence - Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the state of Delaware, and is duly qualified to carry on its business in the State(s) where the Assets are located.

6.5

Authority - Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.  Furthermore, as of the Execution Date, Buyer has obtained all necessary board of directors and/or such other internal approvals as may be required under its own corporate governance requirements to close this transaction.  This Agreement constitutes the legal, valid and binding obligation of Buyer and is enforceable against Buyer in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application with respect to creditors, (ii) general principles of equity, and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.  The execution, delivery and performance of this Agreement (and such documents) and the consummation of the transactions contemplated hereby (and thereby) do not violate, or conflict with, any material provision of Buyer’s governing documents or any material provisions of any agreement or instrument to which it is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

6.6

Liability for Broker’s Fees - Buyer has not incurred any liability, contingent or otherwise, for broker’s or finder’s fees relating to the transactions contemplated by this Agreement for which Seller shall have any responsibility whatsoever.

6.7

Financial Resources - Buyer has all funds necessary to pay the Base Purchase Price and any other amounts contemplated by this Agreement.  Buyer’s ability to consummate the transactions contemplated hereby is not contingent on its ability to secure financing or to complete any public or private placement of securities prior to or upon Closing.

6.8	Bankruptcy - There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by, or to the knowledge of Buyer, threatened against Buyer.
6.9

Qualification to Assume Operatorship - At Closing, Buyer will be qualified to own oil, gas and mineral leases, including the Assets, in all jurisdictions where the Assets are located, and Buyer’s designated affiliate shall be qualified to operate the Assets, and the consummation of the transactions contemplated in this Agreement will not cause Buyer to be disqualified as such an owner nor shall cause Buyer’s designated affiliate to be disqualified as operator.  To the extent required by the applicable state, tribal and federal governmental bodies or agencies, Buyer’s designated affiliate currently has, and will continue to maintain, lease bonds, area-wide bonds, or any other surety bonds or insurance policies as may be required by, and in accordance with, any Governmental Authorities with jurisdiction over the ownership and/or operation of such Assets or any operating agreement.

6.10

Consents.  No consent, approval, authorization or permit of, or filing with or notification to, any Person is required for or in connection with the execution and delivery of this Agreement by Buyer or for or in connection with the consummation of the transactions and performance of the terms and conditions contemplated hereby by Buyer.

6.11

Litigation.  There is no suit, action, demand, proceeding, lawsuit or other litigation by any person or Governmental Authority pending or, to Buyer’s knowledge, threatened against Buyer that impedes or is likely to impede Buyer’s ability to consummate the transactions contemplated by this Agreement and to assume the liabilities to be assumed by Buyer under this Agreement.

6.12	No Known Title Defects – As of the Execution Date, Buyer is not aware of any Title Defects against the Assets for which it will submit a Title Defect notice.
6.13	No Known Environmental Defects - As of the Execution Date, Buyer is not aware of any Environmental Defects against the Assets for which it will submit an Environmental Defect notice.

ARTICLE 7

7.	TITLE
7.1

Title Defects - Buyer shall notify Seller in writing of any Title Defect in any Well or Lease promptly after discovering the Title Defect but in no event later than on or before December 15, 2017 (the “Due Diligence Period”).  For the purpose of this Agreement, a “Title Defect” shall mean a material deficiency which individually per Well exceeds Thirty Thousand and No/100 U.S. Dollars ($30,000.00) or individually per Unit Lease exceeds Thirty Thousand and No/100 U.S. Dollars ($30,000.00) in one (or more) of the following respects (other than Permitted Encumbrances):

7.1.1

Adverse Claims – Seller’s title as to all or part of a Well or Unit Lease is subject to (i) an outstanding mortgage which is not released on or before Closing; (ii) a deed of trust which is not released on or before Closing; (iii) a lien or encumbrance which is not released on or before Closing; or (iv) a pending claim or cause of action in which a competing ownership interest in a Well or Unit Lease is claimed or implied;

7.1.2	Decreased Net Revenue Interest - Seller owns less than the net revenue interest shown on Exhibit “B” for a particular Well;
7.1.3

Increased Working Interest - Seller owns more than the working interest shown on Exhibit “B” for a particular Well without a proportionate increase in the corresponding net revenue interest shown on Exhibit “B”; and

7.1.4	Lesser Net Mineral Acres – Seller owns less Net Mineral Acres than shown on Exhibit “A” for a given Unit Lease;

provided, however, that no Title Defect shall be deemed to exist and/or be asserted by Buyer with respect to (i) any Well operated by Buyer (or any of its affiliates), or (ii) any Unit Lease in which Buyer (or any of its affiliates) owns an interest, in each case, as of the Execution Date or at any point during the Due Diligence Period.

7.2

Additional Interests - During the Due Diligence Period, Buyer shall promptly notify Seller in writing if Buyer determines (or is made aware of the possibility) that Seller has (i) a lesser working interest (without a proportionate decrease in the corresponding net revenue interest) with respect to all or any part of any Well than shown on Exhibit “B”, (ii) a greater net revenue interest with respect to all or any part of any Well than that set forth in Exhibit “B”, (iii) a greater number of Net Mineral Acres in any given Unit Lease than the number of Net Mineral Acres shown on Exhibit “A”, (collectively, such items shall be referred to as an “Additional Interest”).  At any point during the Due Diligence Period, Seller may notify Buyer in writing of any Additional Interest.

7.3

Notices - Any Title Defect notice pursuant to Section 7.1 or Additional Interest notice pursuant to Section 7.2 shall include appropriate documentation to substantiate the applicable position and the estimated value of the Title Defect or Additional Interest.  To be effective, Buyer’s Title Defect notice or Seller’s Additional Interest notice must be asserted in good faith, delivered in writing, and include (i) a description of the alleged Title Defect or Additional Interest as to the affected Unit Lease or Well, (ii) the Allocated Value of the affected Well or Unit Lease as well as the alleged amount of the Title Defect or Additional Interest being claimed in good faith, (iii) a brief description of the matter constituting the asserted Title Defect or Additional Interest and the basis for such Title Defect or Additional Interest, (iv) the computations for such Title Defect amount or Additional Interest amount, (v) to the extent then known by the claiming Party, the necessary curative for each Title Defect or documentation or evidence verifying such Additional Interest, and (vi) supporting documentation reasonably necessary  for the Party to whom such notice has been delivered (as well as any title attorney or examiner hired thereby) to verify the existence of such asserted Title Defect or Additional Interest.  If any such notice is not timely delivered, the claimant shall thereafter be deemed to have forever waived and shall have no right to assert such Title Defect or Additional Interest as the basis for an adjustment to the Base Purchase Price or make a Claim for any indemnity hereunder or pursuant to the Conveyances.

7.4

Adjustments to Base Purchase Price - Upon timely delivery of a notice pursuant to Section 7.1 or 7.2, either by Buyer or by Seller, Buyer and Seller shall meet on or before December 18, 2017 and use their reasonable commercial efforts to agree upon the validity of any claims for Title Defects or Additional Interests and the amount of any Base Purchase Price adjustment using the following criteria:

(a)

Liquidated Charges - If the adjustment is based upon a lien, encumbrance, or other charge upon a Well or Unit Lease which is liquidated in amount or which can be estimated with reasonable certainty, then the adjustment shall be the sum necessary to be paid to the obligee to remove the encumbrance from the affected Well or Unit Lease.

(b)

Ownership Variance - If the adjustment is based upon Seller owning a lesser or greater net revenue interest with a corresponding proportionate lesser or greater working interest in a Well than that shown on Exhibit “B”, then the adjustment shall be proportionate to the amount allocated to the affected Unit Lease on Exhibit “C”.  If the adjustment is based upon a lesser or greater net revenue interest without a corresponding proportionate lesser or greater working interest in a Well than that shown on Exhibit “B”, then the Parties shall use their best efforts to agree upon a mutually acceptable Base Purchase Price adjustment based upon the Allocated Value for such Unit Lease as set forth on Exhibit “C”.  Likewise, if the adjustment is based upon Seller owning a lesser or greater number of Net Mineral Acres in a Unit Lease than that shown on Exhibit “A”, then the adjustment shall be proportionate to the amount allocated to the affected Unit Lease on Exhibit “C”.

(c)

Valuation of Title Defects and Additional Interests - If the adjustment is for an item other than as set forth in (a) or (b) above, Buyer and Seller shall endeavor to mutually agree on the amount of the Base Purchase Price adjustment.  If the Parties cannot agree to the existence of a Title Defect or Additional Interests or the applicable adjustment, the matter shall be resolved in accordance with the dispute resolution provisions in Section 20.3.  Any such item shall be referred to as an “Open Defect”.  Notwithstanding any of the preceding provisions of this Article 7, all adjustments applicable to Title Defects or Additional Interests shall be made prior to Closing which Closing shall be extended until resolution of any disputes relating to the Title Defects or Additional Interests; provided, however, that if adjustments for alleged Title Defects, Environmental Defects, Casualty Defects and Open Defects do not, in the aggregate, exceed fifteen percent (15%) of the Base Purchase Price, then Closing shall occur as to the other Assets that are not subject to the dispute (with the portion of the Assets subject to the dispute being excluded, and the Base Purchase Price reduced for the entire Allocated Values thereof) and Closing shall subsequently occur with respect to the Assets made the subject of the dispute within thirty (30) days following the final resolution of the dispute unless Seller elects exclusion of the affected Assets.

Notwithstanding anything to the contrary herein, the amount of any Base Purchase Price adjustment for any Title Defect shall be determined without duplication of any costs or losses included in any other adjustments for Title Defects hereunder, or for which Buyer otherwise receives a downward adjustment in the Base Purchase Price.  For all Title Defects and Additional Interests, subject to the proviso of Section 7.1, Seller shall (i) in the case of Title Defects, elect to either: (1) sell to Buyer the entire Well(s) or Unit Lease(s) affected by the Title Defect but reduce the Base Purchase Price by the agreed upon amount associated with such Title Defect, (2) exclude from this transaction any Well or Unit Lease affected by the Title Defect and reduce the Base Purchase Price for the entire Allocated Value of the Well(s) or Unit Lease(s) so excluded, or (3) if the Asset is excluded from this transaction pursuant to clause (2) above and Seller cures the Title Defect to Buyer’s reasonable satisfaction prior to one hundred eighty (180) days after Closing, Buyer shall purchase the said excluded Asset for its Allocated Value as of the Effective Time; or (ii) in the case of an Additional Interest, sell to Buyer the entire Well(s) or Unit Lease(s) affected by the Additional Interest at the original Allocated Value set forth on either Exhibit “C” attributable to such Wells and/or Unit Leases increased by the agreed upon amount associated with such Additional Interest.

7.5

Deductible for Title, Environmental, or Casualty Defects - Notwithstanding the provisions set forth above, no individual Title Defect, Environmental Defect, or Casualty Defect shall result in an adjustment to the Base Purchase Price unless the aggregate net value of the sum (as a deductible and not a threshold) of (a) all Title Defects, (b) all Environmental Defects agreed to by the Parties, and (c) Casualty Defects are greater than one and one-half percent (1.5%) of the Base Purchase Price (the “Deductible Amount”).  In such event, the Base Purchase Price on the Closing shall be adjusted by the aggregate net value of the sum of (a) all Title Defects, (b) all Environmental Defects and (c) Casualty Defects, which collectively exceed the Deductible Amount.

7.6

Termination Threshold for Defects - If, because of Title Defects, Environmental Defects, Open Defects and Casualty Defects, in the aggregate, the Base Purchase Price is to be adjusted downward by an amount exceeding fifteen percent (15%) of the Base Purchase Price (the “Termination Threshold”) either Party may, upon written notice to the other Party, cancel this Agreement.

7.7

Defect Adjustments – If, because of Title Defects, Environmental Defects, Open Defects or Casualty Defects there is an adjustment to the Base Purchase Price, to the extent possible, the amount agreed upon shall be taken from the Deposit and delivered to Buyer within three (3) Business Days of the end of the Due Diligence Period.  In the event such amount is insufficient, then, subject to the Termination Threshold, Seller shall pay the balance to Buyer within three (3) Business Days of the end of the Due Diligence Period. Any portion of the Deposit remaining after payment to Buyer as provided hereunder shall be delivered to Seller within two (2) Business Days after payment is made to Buyer.

ARTICLE 8

8.	ENVIRONMENTAL AND ENVIRONMENTAL INDEMNITY
8.1

Environmental Condition - Buyer shall give Seller notice (an “Environmental Notice”) of any fact or circumstance that (i) indicates a violation of a currently existing Environmental Law associated with a Well or Unit Lease and (ii) was not disclosed to Buyer by Seller prior to the execution of this Agreement (“Environmental Defect”).  For the purpose of this Agreement, an Environmental Defect shall mean a material deficiency which individually per Well or per Unit

Lease exceeds Fifty Thousand and No/100 U.S. Dollars ($50,000.00); and complies with all of the following conditions precedent:
(a)

The Environmental Notice must be received by Seller as soon as reasonably practical after discovery of the Environmental Defect by Buyer, but in any event on or before December 15, 2017, and thereafter any such claim shall be deemed to have been waived;

(b)

The Environmental Notice must be based on credible and probative evidence substantiated in good faith by Buyer’s environmental experts (which may include internal employees or personnel of Buyer, its affiliates or third parties) that shows it is more likely than not that there exists an Environmental Defect;

(c)	The evidence referred to in Section 8.1(b) must be fully described, substantiated in good faith by Buyer’s environmental experts, and in the case of documentary evidence, enclosed;
(d)

The Environmental Notice must reasonably describe the remediation and/or restoration required to remedy the Environmental Defect, or the potential damages claimed or likely to be claimed by a third party (the “Cleanup”), each as recommended or estimated in good faith by Buyer’s environmental experts; and

(e)

To the extent practicable, the Environmental Notice must state Buyer’s good faith estimate of the amount of potential Loss to be incurred by Buyer as a result of the Environmental Defect.  For purposes of this Agreement, the term “Loss” shall include any estimated Cleanup, costs, losses, expenses, liabilities (including civil fines), damages, demands, suits, sanctions, reasonable fees and expenses of attorneys, technical experts and expert witnesses.

(f)

Except as set forth in paragraph 16.4, if Buyer does not provide Seller with an Environmental Notice by December 15, 2017, Buyer shall be deemed to have accepted such Well(s) and Unit Lease(s) in their current condition and to have forever waived Buyer’s right to assert on Environmental Defect.

8.2

Remedy for Environmental Defects - If Buyer gives a valid Environmental Notice in accordance with Section 8.1, Seller may provide for one of the remedies in Section 8.2(a) with respect to the Environmental Defect that is subject to such Environmental Notice, but each such remedy, and the aggregate of all remedies, shall be limited in accordance with Section 7.5.

(a)

Remedy -  If Buyer delivers a valid Environmental Notice to Seller, Seller, at its election, shall have the option of (i) remediating the Environmental Defect and resolving the Losses arising from such Environmental Defect to the reasonable satisfaction of Buyer or the appropriate state and federal agencies having jurisdiction, (ii) contesting the existence of an Environmental Defect or Buyer’s estimate of the amount of all Losses associated with the Environmental Defect pursuant to Section 8.2(c), (iii) paying Buyer’s good faith estimate of the amount of all Losses associated with the Environmental Defect in the form of a reduction to the Purchase Price (an “Environmental Adjustment”), or (iv) excluding the Well or Lease pursuant to Section 8.2(b).

(b)

Exclusion of Affected Well or Lease - At Seller’s option, an exclusion adjustment may be made in an amount equal to the Allocated Value of the Well or Unit Lease which is the subject of a valid Environmental Notice.  In such event Seller shall retain the Well or Unit Lease and the Base Purchase Price shall be reduced by the Allocated Value of such Well or Unit Lease, as applicable.

(c)

Contested Environmental Defects - If Seller contests the existence of any Environmental Defect or Buyer’s estimate of the Loss associated with such Environmental Defect, Seller shall notify Buyer no later than December 18, 2017 after Seller’s receipt of the Environmental Notice.  The notice shall state the basis for Seller’s contest of the Environmental Defect or the estimate of the Cleanup cost.  By no later than December 18, 2017, representatives of Seller and Buyer, knowledgeable in environmental matters, shall meet in person or otherwise, and, prior to Closing, either: (i) agree to reject the Environmental Defect, in which case Buyer shall waive the Environmental Defect, or (ii) agree on the validity of the Environmental Defect and the estimated Loss, in which case Seller shall have the options described in Section 8.2(a) (except the right to contest) and Section 8.2(b).  If Seller and Buyer cannot agree on either option (i) or (ii) in the preceding sentence, the Environmental Defect or the estimated Loss subject to the Environmental Notice shall be resolved in accordance with the dispute resolution provisions set forth in Section 20.3.  Notwithstanding any of the preceding provisions of this Section 8.2(c), all Environmental Adjustments shall be made prior to Closing, which Closing shall be extended until resolution of any disputes relating to the Environmental Defects; provided, however, that if adjustments for alleged Title Defects, Environmental Defects, Casualty Defects and Open Defects do not, in the aggregate, exceed the Termination Threshold, then Closing shall occur as to the other Assets that are not subject to the dispute (with the portion of the Assets subject to the dispute being excluded, and the Base Purchase Price reduced for the entire Allocated Values thereof) and Closing shall subsequently occur with respect to the Assets made the subject of the dispute within thirty (30) days following the final resolution of the dispute unless Seller elects exclusion of the affected Assets.  IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT ONCE AN ENVIRONMENTAL DEFECT HAS BEEN REMEDIATED AND THE LOSSES RELATED TO SUCH ENVIRONMENTAL DEFECT HAVE BEEN RESOLVED OR AN ENVIRONMENTAL ADJUSTMENT HAS

BEEN MADE, BUYER SHALL ASSUME ANY AND ALL FUTURE ENVIRONMENTAL OBLIGATIONS ASSOCIATED WITH SUCH ASSET.
(d)

Implementing Cleanup -  If Seller elects to Cleanup an Environmental Defect pursuant to Section 8.2(a), Seller shall select the means and methods of effecting the Cleanup in accordance with applicable Environmental Laws, applicable industry standards, and any applicable agreement, provided, however, that Seller shall not be required to plug and abandon any currently unplugged wells if the cost thereof would be customary and normal site remediation costs assumed by Buyer in the transfer of the Assets hereunder, including without limitation, plugging and abandonment of Wells.  Seller’s responsibility for remediation under this Section 8.2 shall be limited to a standard appropriate for the use of an Asset for oil and gas activities and in accordance with all applicable laws.

8.3

Acceptance of Environmental Condition - SUBJECT TO THE OTHER TERMS AND PROVISIONS SET FORTH IN THIS AGREEMENT, UPON CLOSING OR AFTER THE TIME PERIOD SET FORTH IN SECTION 16.4, AS APPLICABLE, BUYER AGREES TO ACCEPT THE ENVIRONMENTAL CONDITION OF THE ASSETS, INCLUDING, BUT NOT LIMITED TO, COSTS TO CLEAN UP OR REMEDIATE; AND SUBJECT TO THE OTHER TERMS AND PROVISIONS SET FORTH IN THIS AGREEMENT, BUYER HEREBY AGREES TO RELEASE SELLER FROM ANY AND ALL LIABILITY AND RESPONSIBILITY THEREFOR AND AGREES TO INDEMNIFY, DEFEND, AND HOLD SELLER HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, FINES, EXPENSES, COSTS, LOSSES, AND LIABILITIES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND COSTS) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OR BUYER’S FAILURE TO PROPERLY REMEDIATE THE CONDITION.  BUYER ACKNOWLEDGES AND AFFIRMS THAT THE ASSETS HAVE BEEN UTILIZED FOR THE PURPOSE OF EXPLORATION, PRODUCTION AND DEVELOPMENT OF OIL AND GAS, AND EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, AT CLOSING, THE ASSETS WILL BE ACQUIRED IN THEIR “AS IS, WHERE IS” ENVIRONMENTAL CONDITION.  BUYER HAS CONDUCTED AN INDEPENDENT INVESTIGATION OF THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE ASSETS, TO THE EXTENT BUYER DEEMS NECESSARY OR APPROPRIATE.

8.4

NORM - Buyer acknowledges that the Assets have been used for exploration, development and production of oil, gas and water and that there may be petroleum, produced water, wastes or other materials located on, under or associated with the Interests.  Equipment and sites included in the Assets may contain NORM.  NORM may affix or attach itself to the inside of wells, materials and equipment as scale, or in other forms; the wells, materials and equipment located on or included in the Assets may contain NORM and other wastes or hazardous substances/materials; and NORM containing material and other wastes or hazardous substances/materials may have been buried, come in contact with the soil or otherwise been disposed of on or around the Assets.  Special procedures may be required for the remediation, removal, transportation or disposal of wastes, asbestos, hazardous substances/materials, including hydrogen sulfide gas and NORM from the Assets.  From and after the Closing, Buyer shall assume responsibility for the control, storage, handling, transporting and disposing of or discharge of all materials, substances and wastes from the Assets (including produced water, hydrogen sulfide gas, drilling fluids, NORM and other wastes), whether present before or after the Effective Time, in a safe and prudent manner and in accordance with all applicable Environmental Laws (as defined below).

8.5

Environmental Indemnities - EXCEPT AS OTHERWISE SET FORTH IN THIS ARTICLE 8 AND SECTION 16.4, THIS SALE IS MADE ON AN “AS IS, WHERE IS” BASIS AND BUYER RELEASES SELLER FROM ANY LIABILITY WITH RESPECT TO THE ENVIRONMENTAL CONDITION OF THE ASSETS, WHETHER OR NOT CAUSED BY OR ATTRIBUTABLE TO SELLER’S NEGLIGENCE.  FROM AND AFTER CLOSING, SUBJECT TO THE OTHER TERMS AND PROVISIONS SET FORTH IN THIS AGREEMENT, BUYER SHALL BE LIABLE TO SELLER FOR AND SHALL, IN ADDITION, INDEMNIFY, DEFEND, RELEASE AND HOLD SELLER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, IN FAVOR OF ANY THIRD PARTY OR ENTITY FOR INJURY, ILLNESS OR DEATH OF ANY PERSON(S) OR FOR DAMAGE, LOSS, POLLUTION OR CONTAMINATION OF ANY REAL OR PERSONAL PROPERTY, GROUNDWATER OR THE ENVIRONMENT ATTRIBUTABLE TO THE ENVIRONMENTAL CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, CLAIMS ARISING UNDER ENVIRONMENTAL LAWS OR, FOR ANY OTHER CLAIMS ARISING DIRECTLY OR INDIRECTLY FROM, OR INCIDENT TO, THE USE, OCCUPATION, OWNERSHIP, OPERATION, CONDITION (WHETHER LATENT OR PATENT), MAINTENANCE OR ABANDONMENT OF ANY OF THE ASSETS AND WHETHER ARISING FROM OR CONTRIBUTED TO BY THE ACTIVE, PASSIVE, JOINT, SOLE OR CONCURRENT NEGLIGENCE, OR STRICT LIABILITY OF SELLER, OR SELLER’S CONTRACTORS OR SUBCONTRACTORS OR THE OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES OF SELLER’S CONTRACTORS OR SUBCONTRACTORS, INCLUDING ANY STRICT LIABILITY UNDER ENVIRONMENTAL LAWS, REGARDLESS OF WHETHER ANY SUCH CLAIMS RESULT FROM ANY CONDITIONS, EVENTS, ACTIONS OR INACTIONS ARISING, OCCURRING OR ACCRUING PRIOR TO, ON OR AFTER THE EFFECTIVE TIME.  Buyer and Seller shall treat all information regarding any environmental conditions as confidential and shall not make any contact with any Governmental Authority or third party regarding same without the prior express written consent from the other Party unless such contact is required by applicable law, rule, regulation or court order.

ARTICLE 9

9.	THIRD-PARTY CONSENTS AND PREFERENTIAL PURCHASE RIGHTS
9.1

Third Party Notices - Seller shall (i) request, from the appropriate parties (and in accordance with the Contract(s) and/or Material Contracts creating such rights and/or requirements), any consent or approval of any third party, person or Governmental Authority (“Consents”), and (ii) send notices to all persons or parties to whom such notices may be required for all options, rights of first refusal, or similar preferential purchase rights burdening any Asset(s) (each a “Preferential Purchase Right”), in compliance with the terms of the Contract(s) providing for or creating such Preferential Purchase Rights against the applicable Asset(s).  Seller agrees to use all commercially reasonable efforts, but without obligation to incur any unreasonable cost or expense, to obtain waivers of, or to comply with, any such Preferential Purchase Right prior to Closing.

9.2

Third-Party Exercise - If a third-party exercises a Preferential Purchase Right on any Asset(s), the affected Asset(s) shall be removed from this Agreement and the Base Purchase Price shall be adjusted by the dollar amount allocated to the affected Asset(s) as set forth on Exhibits “C”.

9.3

Third-Party Failure to Purchase - If a third-party exercises a Preferential Purchase Right for any Asset(s), but fails to close the purchase for any reason within sixty (60) days after Closing (or such longer period as may be provided for under the applicable Contract(s) creating such Preferential Purchase Right), Seller shall give written notice to Buyer of such failure to close, and Buyer shall purchase such Asset(s) for the Allocated Value therefor as set forth on Exhibits “C” and on the terms and conditions set forth in this Agreement (including the Effective Time as set forth in this Agreement).

ARTICLE 10

10.	CONDITIONS TO CLOSING; Settlement Statement; CLOSING
10.1	Seller’s Conditions to Closing - The obligations of Seller at the Closing are subject to the satisfaction at or prior to the Closing, or waiver in writing by Seller, of the following conditions:
(a)

All representations and warranties of Buyer contained in this Agreement, to the extent qualified with respect to materiality, shall be true and correct in all respects, and to the extent not so qualified, shall be true and correct in all material respects, in each case as if such representations and warranties were made at and as of the Closing Date (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date); and Buyer shall have performed and satisfied in all material respects all covenants and agreements required to be performed and satisfied by it under this Agreement at or prior to the Closing.

(b)

On the Closing Date, no injunction, order or award enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall have been issued by a Governmental Authority and remain in force.

(c)

All material consents and approvals required of Governmental Authorities in order to sell and transfer the Assets to Buyer and otherwise close and consummate the transaction contemplated herein, except consents and approvals of assignments by Governmental Authorities that are customarily obtained after Closing, shall have been received or waived in writing, or the necessary waiting period shall have expired, or early termination of the waiting period shall have been granted; provided that Seller shall not be responsible for any repair or remediation costs to any wells set forth on Schedule 5.19 that fail to pass a mechanical integrity test or other inspection by the Oklahoma Corporation Commission.

(d)

Buyer shall have provided Seller evidence satisfactory to Seller that Buyer, as of Closing (i) is qualified to do business and to own and operate the Assets in all jurisdictions in which the Assets are located and (ii) has posted all bonds and obtained all insurance required by any Governmental Authority or other body to own and operate the Assets or by any applicable operating agreement.

(e)	The aggregate adjustments to the Base Purchase Price attributable to Title Defects, Environmental Defects, Open Defects and Casualty Defects shall not have exceeded the Termination Threshold.
(f)	Buyer shall have performed its obligations set forth in Section 10.5.
(g)	Seller shall have executed the Closing Settlement Statement defined under Section 10.3.
10.2	Buyer’s Conditions to Closing - The obligations of Buyer at the Closing are subject to the satisfaction at or prior to the Closing, or waiver in writing by Buyer, of the following conditions:
(a)

All representations and warranties of Seller contained in this Agreement, to the extent qualified with respect to materiality, shall be true and correct in all respects, and to the extent not so qualified, shall be true and correct in all material respects, in each case as if such representations and warranties were made at and as of the Closing Date (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date), and Seller shall have performed and satisfied in all material respects all covenants and agreements required to be performed and satisfied by it under this Agreement at or prior to the Closing.

(b)

On the Closing Date, no injunction, order or award enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall have been issued by a Governmental Authority and remain in force.

(c)

All material consents and approvals required of Governmental Authorities in order to sell and transfer the Assets to Buyer and otherwise close and consummate the transaction contemplated herein, except consents and approvals of assignments by Governmental Authorities that are customarily obtained after Closing, shall have been received or waived in writing, or the necessary waiting period shall have expired, or early termination of the waiting period shall have been granted; provided that Seller shall not be responsible for any repair or remediation costs to any wells set forth on Schedule 5.19 that fail to pass a mechanical integrity test or other inspection by the Oklahoma Corporation Commission.

(d)	The aggregate adjustments to the Base Purchase Price attributable to Title Defects, Environmental Defects, Open Defects and Casualty Defects shall not have exceeded the Termination Threshold.
(e)	Seller shall have performed its obligations set forth in Section 10.5.
(f)	Buyer shall have executed the Closing Settlement Statement defined under Section 10.3.
10.3

Closing Settlement Statement - By November 27, 2017 Seller shall provide Buyer with a closing settlement statement covering the adjustments (including the Deposit), without duplication, to the Base Purchase Price to be made at Closing under this Agreement (the “Closing Settlement Statement”).  To the extent available, actual numbers shall be used.  If not available, Seller shall use reasonable and good faith estimates of the same, which estimates shall be adjusted to take into account actual numbers in connection with the Final Settlement Statement described in Section 11.3 below.  In preparing the Closing Settlement Statement, Seller shall have no obligation to make an accrual for revenues not received as of Closing.

10.4

Closing Date and Place - The closing of the transaction contemplated by this Agreement shall be held on the first Business Day after the satisfaction or waiver of the latest to occur of the conditions set forth in Sections 10.1 and 10.2 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to their satisfaction) (the “Closing Date”), which the Parties intend to occur on November 30, 2017, at the office of Seller at 2431 E. 61st Street, Suite 850, Tulsa, Oklahoma 74114 or at such other time and place as the Parties mutually agree (the “Closing”).

10.5	Closing Activities - The following actions shall take place at Closing:

10.5.1

Certificates - Each Party shall deliver to the other Party a certificate in a form reasonably satisfactory to the other Party, dated as of the Closing, and executed by a duly authorized officer, partner, attorney-in-fact or owner, as appropriate, of such Party, certifying that the conditions to Closing as set forth in Sections 10.1(a) or 10.2(a), as the case may be, have been met.

10.5.2

Conveyances - Seller and Buyer shall execute, acknowledge and deliver two (2) counterpart copies of each of the Conveyances (substantially in the form set forth as Exhibit “D” attached hereto) to be filed in each respective County where the Assets are located, assigning and conveying the Assets to Buyer, as well as the requisite number of applicable governmental assignment forms.

10.5.3	Payment - Buyer shall deliver to an account designated in writing by Seller by wire transfer of same day funds the amount as set forth on the Closing Settlement Statement.
10.5.4

Additional Documents – Buyer shall (i) furnish to Seller such evidence (including evidence of satisfaction of all applicable bonding or insurance requirements) as Seller may require demonstrating that Buyer’s designated affiliate is qualified with the applicable Governmental Authorities  or pursuant to any operating agreement to succeed Seller as the owners and, where applicable, the operator of the Assets, (ii) with respect to Assets operated by Seller where Buyer’s designated affiliate is to succeed Seller as operator, have such designated affiliate execute and deliver to Seller appropriate evidence reflecting change of operator as required by applicable Governmental Authorities, and (iii) execute and deliver to Seller such forms as Seller may reasonably request for filing with applicable Governmental Authorities to reflect Buyer’s designated affiliate’s assumption of plugging and abandonment liabilities with respect to all of the Assets.

10.5.5	Possession – Seller shall (subject to the terms of any applicable operating agreements and to the other provisions hereof) deliver to Buyer possession of the Assets to be conveyed at the Closing.
10.5.6	Letters-in-Lieu - Seller shall prepare and Seller and Buyer shall execute and deliver to Buyer the Letters-in-Lieu of Transfer Orders provided for in Section 13.3.
10.5.7

Release of Mortgages, Deeds of Trusts, Liens, Encumbrances and Financing Statements - Seller shall deliver to Buyer duly executed releases of any mortgages, deeds of trust, liens, encumbrances and financing statements, if any, placed by Seller upon and encumbering Seller’s interest in the Assets, other than Permitted Encumbrances.

ARTICLE 11

11.	POST-CLOSING OBLIGATIONS

Seller and Buyer agree to the following post-Closing obligations:

11.1

Recordation and Filing of Documents - After the Closing, Buyer shall file or record the Conveyances in the appropriate county and governmental records.  Buyer shall provide a copy of same, including recording date, to Seller, all at the sole cost of Buyer.

11.2

Records - Within ten (10) Business Days after the Closing, Seller shall furnish Buyer the Records.  All costs associated with delivering or copying the Records shall be borne solely by Buyer.  Insofar as Seller reasonably believes the Records may be needed or useful in connection with federal, tribal, state or local regulatory or tax matters or resolution of disputes, litigation, or contract compliance issues, Buyer (for a period of seven (7) years after the Closing) shall further make available to Seller or its affiliates (at the location of such Records in Buyer’s organization) access to the Records during normal business hours, upon not less than two (2)  Business Days prior written request by Seller, and Seller shall have the right to copy at its own expense and retain such copies of the Records as Seller, in good faith, believes may be useful or needed in connection with the above-described matters.  If, however, Buyer elects to destroy any of the Records prior to the expiration of the seven (7) year period, Buyer shall give to Seller written notice of such intent at least thirty (30) days prior to such destruction and Seller shall have the option, at its expense, of having such Records delivered to it.

11.3

Final Settlement Statement - Seller shall issue a final settlement statement covering all adjustments, without duplication, to the Base Purchase Price that were not included in the Closing Settlement Statement (the “Final Settlement Statement”) within one hundred twenty (120) days after Closing.  Buyer shall respond with objections and proposed corrections within thirty (30) days of the issuance of the Final Settlement Statement.  If Buyer does not respond with objections and the support therefor to the Final Settlement Statement in writing within thirty (30) days of the issuance of the Final Settlement Statement, said Statement shall be deemed approved by Buyer.  In the event that Buyer does respond and objects within this time period, the Parties shall meet within fifteen (15) days following Seller’s receipt of Buyer’s objections and attempt to resolve the disputed items.  If the Parties are unable to resolve the disputed items by the end of such fifteen-day period, the dispute shall be resolved in accordance with the dispute resolution provisions set forth in Section 20.3.  After approval by both Parties (or after final resolution of the same under Section 20.3), the net adjustment due pursuant to the Final Settlement Statement for the Assets conveyed shall be summarized and a net check or invoice shall be sent to the Buyer or Seller, as the case may be.  Buyer or Seller, as the case may be, agrees to promptly pay any such invoice within ten (10) days after their receipt thereof.

11.4

Cooperation with Seller’s Retained Assets - Buyer agrees to use reasonable efforts to cooperate in connection with Seller’s removal of all personal property associated with the Retained Assets (to the extent applicable), including, but not limited to, the equipment and personal property identified on Schedule 2.8 (if any).  Seller shall remove such retained personal property within one hundred twenty (120) days after Closing.

11.5

Suspense Accounts - As set forth and itemized on Schedule 11.5 attached hereto, Seller currently maintains suspense accounts pertaining to oil and gas heretofore produced comprising monies payable to royalty owners, mineral owners and other persons with an interest in production associated with the Assets that Seller has been unable to pay (the “Suspense Accounts”).  As identified in the Closing Settlement Statement, a downward adjustment to the Base Purchase Price will be made at Closing to reflect the Suspense Accounts as of the Closing Date and the Suspense Accounts shall be further adjusted, if necessary, in the Final Settlement Statement.  Subject to the other provisions hereof, Buyer shall assume full and complete responsibility and liability for proper payment of the funds comprising the Suspense Accounts as set forth on the “Final Suspense Account Statement,” which shall be provided by Seller to Buyer with the Final Settlement Statement required in Section 11.3, (including any liability under any unclaimed property law or escheat statute).  Buyer agrees to indemnify, defend and hold Seller, its parent, subsidiary and affiliated entities, together with their respective officers, directors, employees, agents and their respective successors and assigns, harmless from and against any and all liabilities, claims, demands, penalties and expenses (including reasonable attorneys’ fees) arising out of or pertaining to the proper payment and administration of the Suspense Accounts in accordance with the Final Suspense Account Statement, limited, however to the total amount of the Suspense Accounts.

11.6

Further Assurances - Buyer and Seller further agree that each shall, from time to time and upon reasonable request, use reasonable efforts to execute, acknowledge, and deliver in proper form, any instrument of conveyance, assignment, transfer, or other instruments reasonably necessary for transferring title in the Assets to Buyer or otherwise to implement the transactions contemplated herein.

11.7	Escrow Account - Buyer and Seller agree to comply with the Escrow Agreement.

ARTICLE 12

12.	TAXES
12.1

Property Taxes - All ad valorem taxes, property taxes, and similar obligations (“Property Taxes”) applicable to the Assets with respect to the 2017 tax period in which the Effective Time occurs (the “Current Tax Period”) shall be apportioned between Seller and Buyer as of the Effective Time based on the Current Tax Period’s assessment.  The apportionment method shall be an allocation based on the number of days the Assets were owned.  The amount apportioned to the Seller shall be the number of days the Assets were owned from January 1, 2017 to the day prior to the Effective Time.  The amount apportioned to the Buyer shall be the number of days the Assets were owned from the Effective Time to December 31, 2017.  Seller shall reimburse Buyer for Seller’s portion of the Current Tax Period at Closing or in connection with any post-closing settlement provided for herein.  Buyer shall pay, and defend and hold Seller harmless, with respect to payment of all Property Taxes on the Assets for the Current Tax Period and thereafter, regardless of the taxing agency’s basis for calculating such taxes, together with any interest or penalties assessed thereon.  If Seller pays the Property Taxes assessed for the Current Tax Period, Buyer agrees to reimburse Seller for Buyer’s portion of said taxes at Closing or in connection with any post-closing settlement provided for herein.

12.2

Production Taxes - All taxes (other than Property Taxes, income, franchise, or similar taxes) imposed on or with respect to the production of oil, natural gas, or other hydrocarbons or minerals, or the receipt of proceeds therefrom (including, but not limited to, severance, production and excise taxes) shall be apportioned between the Parties based upon the respective shares of production taken by the Parties and the price paid for such production.  Payment or withholding of all such taxes that have accrued prior to the Effective Time and filing of all statements, returns and documents pertinent thereto shall be the responsibility of Seller.  Payment or withholding of all such taxes that have accrued from and after the Effective Time and the filing of all statements, returns and documents incident thereto shall be the responsibility of Buyer.  In the event any such taxes attributable to the Assets and to periods on or after the Effective Time become due and payable prior to Closing, Seller shall timely pay and satisfy the same and appropriate adjustments therefor shall be made to the Base Purchase Price under Section 3.3 above.

12.3

Other Taxes - As may be required by relevant taxing agencies, Seller shall collect and Buyer shall pay at Closing all applicable state and local sales tax, use tax, gross receipts tax, business license tax, and other taxes attributable to the consummation of the transactions under this Agreement except taxes imposed by reason of income to (or capital of) Seller.  The tax collected shall be based upon the Allocated Values as provided in Section 3.4 and reflected on Exhibit “C” and shall be added to the Base Purchase Price at Closing.  Any state or local tax specified above, inclusive of any penalty and interest, assessed at a future date against Seller with respect to the transaction covered herein shall be paid by Buyer or, if paid by Seller, Buyer shall promptly reimburse Seller therefor.  Any documentary stamp tax which may be due shall be paid by Buyer.

ARTICLE 13

13.	OWNERSHIP OF ASSETS
13.1

Distribution of Production - All oil in storage above the pipeline connection or gas beyond the meters at the Effective Time shall be credited to Seller, less applicable royalties and severance taxes.  As part of the Closing Settlement Statement, the price for such oil in storage shall be at the price that Seller has contracted to sell the oil at the Effective Time.  If there is no such price, the price shall be the average price based on the lease operating statements provided to Buyer which is posting less $3.70.  Subject to the occurrence of the Closing, title to the oil in storage for both Seller-operated and Seller non-operated Assets shall pass to Buyer as of the Effective Time, and an upward adjustment shall be made to the Base Purchase Price due at Closing, less applicable royalties and severance taxes.

13.2

Proration of Income and Expenses - Except as otherwise provided in this Agreement, all proceeds (including proceeds held in suspense or escrow), receipts, credits, and income attributable to the Assets for all periods of time prior to the Effective Time shall belong to Seller, and all proceeds, receipts, credits, and income attributable to the Assets for all periods of time from and after the Effective Time shall belong to Buyer.  Except as otherwise provided in this Agreement, all costs, expenses, disbursements, and obligations attributable to the Assets for periods of time prior to the Effective Time shall be the obligation of Seller, and Seller shall promptly pay, or if paid by Buyer, promptly reimburse Buyer for and hold Buyer harmless from and against same.  Except as otherwise provided in this Agreement, all costs, expenses, disbursements and obligations attributable to the Assets for periods of time from and after the Effective Time shall be the obligation of Buyer, and Buyer shall promptly pay, or if paid by Seller, promptly reimburse Seller for and hold Seller harmless from and against same.

13.3

Notice to Remitters of Proceeds - Buyer shall be responsible for informing all purchasers of production or other remitters to pay Buyer and obtain from the remitter revenues accrued after the Effective Time.  The remitter shall be informed by Seller and Buyer via Letters-in-Lieu of Transfer Order or such other reasonable documents which remitter may require.

13.4

Production Imbalances - Set forth on Schedule 13.4 is a listing of all gas imbalance volumes derived from the most recent imbalance statement from the Operator of each Well where a known imbalance exists measured in MCFs and the aggregate net volume of overproduction or underproduction, as applicable, with respect to the Assets (the “Represented Imbalance”).  As part of the Final

Settlement Statement, the Base Purchase Price shall be adjusted, upward or downward as appropriate, to reflect the value of the difference between the aggregate net volume of overproduction or underproduction associated with the Assets set forth on Schedule 13.4 and the aggregate net volume of overproduction or underproduction associated with the Assets as of the Effective Time (the “Assumed Imbalances”).  The value of said difference between the aggregate net volume (less royalties) of overproduction or underproduction, as applicable, shall be the product obtained by multiplying $3.00 by the volume of such difference in MCFs.  Buyer shall be solely responsible for any liability and solely entitled to any benefit from such production imbalances relating to the Assets, whether occurring on, before or after the Effective Time.

13.5

Pipeline and Other Non-Wellhead Imbalances - To the extent there exists any imbalances attributable to Hydrocarbons produced from the Assets as of the Effective Time with respect to any gas pipeline, storage or processing facility (the “Pipeline Imbalances”), at Closing the Base Purchase Price shall be adjusted upward or downward, as appropriate, to reflect the value of said Pipeline Imbalance.  The value of said Pipeline Imbalance shall be calculated by summing the product(s) obtained by multiplying the volume of each net over-position or under-position, as the case may be, measured in the same manner as it is measured by the pipeline, storage or processing facility, as applicable, by the value at which the Pipeline Imbalance was either cashed out, made up or sold, or if otherwise undeterminable then using existing fair market value of, or price for, said Hydrocarbons.  Buyer shall be solely responsible for any liability and solely entitled to any benefit from such pipeline imbalances relating to the Assets from and after the Effective Time; provided, that Buyer shall not be liable for any penalties or surcharges payable to the pipeline transport for periods prior to the Effective Time.  If the Pipeline Imbalance cannot be determined by Closing or if the pipeline storage or processing facility makes any adjustments attributable to any period prior to the Effective Time after Closing but before the Final Settlement Statement, then the value adjustment associated with any imbalance will be made in connection with the Final Settlement Statement.

ARTICLE 14

14.	INTERIM OPERATIONS
14.1

Standard of Care -  - During the period from the Execution Date to Closing, Seller shall (i) except for emergency action taken in the face of risk to life, property or the environment, not, without the prior written consent of Buyer (which shall not be unreasonably withheld, conditioned or delayed) approve or authorize any AFEs or capital expenditures over Twenty Five Thousand and No/100 U.S. Dollars ($25,000.00) net to the interest of Seller which is received by Seller with respect to any Assets, incur costs for discretionary expenditures for operations in excess of Twenty Five Thousand and No/100 U.S. Dollars ($25,000.00) net to the interest of Seller for which AFEs are not prepared; (ii) not transfer, sell, hypothecate, encumber, abandon or otherwise dispose of any portion of the Assets (other than the replacement or disposition of Equipment or the sale of Hydrocarbons, in each case, in the ordinary course of business or as required in connection with the exercise by third-parties of Preferential Purchase Rights) any of the Assets; (iii) assist the Buyer (without incurring any third party expenses) in preserving the present relationships related to the Assets with Persons having significant business relations therewith, such as suppliers, customers, brokers, agents or otherwise; and (iv) not waive, compromise or settle any material right or claim if such waiver, compromise or settlement would adversely affect the use, ownership or operation of any of the Assets in any material respect.

14.2

Liability of Operator - Notwithstanding Section 14.1, Seller shall not be liable to Buyer for any claims, demands, causes of action, damages, or liabilities arising out of Seller’s operation of the Assets after the Effective Time, insofar as Seller continues to operate and maintain the Assets in accordance with the terms of this Agreement (including, without limitation, Section 14.1 above), and insofar as no such Claims, demands, causes of action, damages, or liabilities relating to such interim operation are attributable to the gross negligence or willful misconduct of Seller.

14.3

Removal of Signs - Buyer shall promptly, but no later than required by applicable rules and regulations or thirty (30) days thereafter, whichever is earlier, remove any signs and references to Seller and shall erect or install all signs complying with any applicable governmental rules and regulations, including, but not limited to, those showing the Buyer’s designated affiliate as operator of the Assets.

14.4

Third-Party Notifications - Buyer shall make all notifications to all Governmental Authorities, “one call services” and similar groups associated with the operation of the Assets within ten (10) days of Closing.  A copy of all such notifications shall be provided to Seller pursuant to the notice provisions contained in Article 18 hereof.

14.5	Seller Credit Obligations - The Parties understand that none of the bonds, letters of credit, guarantees and insurance, if any, posted or owned by Seller with any

Governmental Authority or third party and relating to the Assets (“Seller Credit Obligations”) are to be transferred to Buyer.  On or before the Closing Date, Buyer shall obtain, or cause to be obtained in the name of Buyer, replacements for such Seller Credit Obligations.  If any such Seller Credit Obligation remains outstanding as of the Closing Date, Buyer shall indemnify each member of the Seller Group and hold them harmless against any Losses that the Seller Group may incur under any such Seller Credit Obligations from and after the Effective Date.

14.6

Employment Matters - From and after the Execution Date, Seller will assist Buyer in Buyer’s efforts to hire certain of Seller’s field level employees whose duties relate to the operation of Assets to effectuate a smooth transition of the operation of the Assets by Buyer.  Within ten (10) Business Days from the Execution Date, Seller will provide Buyer with a list (the “Available Employees List”) of the field level employees of Seller and its affiliates (the “Available Employees”), who, subject to the occurrence of the Closing, will be available for employment with Buyer, which list will include name, job title and start date. Buyer shall provide offers of employment to the Available Employees on the Available Employees List that Buyer desires to hire, with each offer stipulating the date for commencement of work (the “Hire Date”).  Buyer shall provide Seller with notice of the names of those Available Employees to whom Buyer has made employment offers contemporaneously with the making of such offers.  The Available Employees that Buyer hires as of the Hire Date are referred to as the “New Employees.”  Any offers made by Buyer to any Available Employee shall be contingent upon the occurrence of the Closing. If the Closing does not occur, all such offers shall automatically terminate, and Buyer will not, unless acting in accordance with Seller’s prior written consent, solicit, encourage or otherwise induce any such employee to leave the employment of Seller or become an employee of Buyer. Furthermore, no Available Employee shall become a New Employee unless he or she (a) accepts Buyer’s offer of employment under the terms provided in Buyer’s offer, (b) passes any required pre-employment screening required by Buyer and (c) on the Hire Date, is actively at work.  Nothing in this Agreement shall require or be construed or interpreted as requiring Buyer to offer employment to any employee of Seller or to continue the employment of any employee of Seller (including any New Employees) following their respective Hire Date, or to prevent Buyer from changing the terms and conditions of employment (including compensation and benefits) of any of its employees (including any New Employees) following their respective Hire Dates.  Prior to the Hire Date, of an Available Employee, Seller shall have the right to control and direct such Available Employee as to the performance of duties and as to the means by which such duties are performed, including the right to terminate the employment of any Available Employee.  Seller shall inform Buyer of all employment, benefit, workplace and performance matters relating to Available Employees prior to the Available Employees’ respective Hire Dates that, in the reasonable judgment of Seller’s management, could have a material impact on Buyer prior to taking any actions or making any decisions with respect to such matters, subject to applicable law.  Notwithstanding any other provisions of this

Agreement, the provisions of this Section 14.6 are not intended to and shall not create or confer any third-party beneficiary rights respecting any Available Employee or New Employee.
14.7

Notification of Breaches - If after the Execution Date Buyer or any affiliate of Buyer obtains knowledge of any fact, circumstance or matter which could result in any representation or warranty of Seller in Article 5 being breached, Buyer will promptly furnish Seller written notice thereof.

ARTICLE 15

15.	EXCHANGE PROVISION

Each Seller and Buyer, respectively, shall have the right, prior to Closing, to elect to effect a tax-deferred exchange under Internal Revenue Code Section 1031 (a “Tax Deferred Exchange”) for the Assets at any time prior to Closing.  If such Party elects to effect a Tax-Deferred Exchange, the other Party agrees to execute escrow instructions, documents, agreements or instruments to effect the exchange; provided, however, that the other Party shall incur no additional costs, expenses, fees or liabilities as a result of or connected with the exchange.  Each Seller and Buyer, as the case may be, may assign any of its rights and delegate performance of any of its duties under this Agreement in whole or in part to a third party in order to effect such an exchange; provided, however, that each such Seller and/or Buyer shall remain responsible to the other Party for the full and prompt performance of its respective delegated duties.  The electing Party shall indemnify and hold the other Party and its affiliates harmless from and against all claims, expenses (including reasonable attorneys’ fees), loss and liability resulting from its participation in any exchange undertaken pursuant to this Article 15 pursuant to the request of the electing Party.

ARTICLE 16

16.	ASSUMPTION OF LIABILITY AND GENERAL INDEMNIFICATION
16.1	Buyer’s Assumption of Obligations
16.1.1

Subject to the Closing occurring, and further subject to the Seller’s indemnification provisions of Section 16.4, and unless expressly provided for otherwise hereunder, Buyer hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations and liabilities of the Seller, known or unknown, with respect to the Assets, insofar as the same arise on or after, and are attributable to actions, occurrences and operations conducted from and after, the Effective Time, together with, following the expiration of Seller’s indemnity obligations as set forth in Section 16.4, any and all duties and obligations or claims which would fall under Sections 16.4(i) through (vii), inclusive, whether arising before, on or after the Effective Time REGARDLESS OF WHETHER ANY OF SUCH OBLIGATIONS, LIABILITIES OR CLAIMS MAY BE ATTRIBUTABLE, IN WHOLE

OR IN PART, TO THE STRICT LIABILITY OR NEGLIGENCE OF SELLER GROUP, BUYER OR THIRD PARTIES, WHETHER SUCH NEGLIGENCE IS ACTIVE OR PASSIVE, JOINT, CONCURRENT OR SOLE (collectively, the “Assumed Obligations”).  The Assumed Obligations include, without limitation, the payment and/or performance of all taxes, leasehold and equipment rentals and release payments, royalties, excess royalties, in-lieu royalties, overriding royalty interests, production payments, net profit obligations, carried working interests and any other matters with which the Assets may be burdened, insofar as the same are attributable to the periods before, on or after the Effective Time.  Subject to the Seller’s indemnification provisions of Section 16.4:

(i)

THE ASSUMED OBLIGATIONS SHALL INCLUDE, AND BUYER, FROM AND AFTER THE CLOSING ACCEPTS SOLE RESPONSIBILITY FOR AND AGREES TO PAY, ALL COSTS AND EXPENSES INCURRED FROM AND AFTER THE EFFECTIVE TIME AND ASSOCIATED WITH PLUGGING AND ABANDONMENT OF ALL WELLS, DECOMMISSIONING OF ALL FACILITIES AND PLATFORMS, AND CLEARING AND RESTORATION OF ALL SITES, IN EACH CASE INCLUDED IN, OR ASSOCIATED WITH, THE ASSETS, AND BUYER MAY NOT CLAIM THE FACT THAT PLUGGING AND ABANDONMENT, DECOMMISSIONING, SITE CLEARANCE OR RESTORATION OPERATIONS ARE NOT COMPLETE OR THAT ADDITIONAL COSTS AND EXPENSES ARE REQUIRED TO COMPLETE ANY SUCH OPERATIONS AS A BREACH OF SELLER’S REPRESENTATIONS OR WARRANTIES MADE HEREUNDER OR THE BASIS FOR ANY OTHER REDRESS AGAINST SELLER.

(ii)

SUBJECT TO ARTICLE 8 AND SECTION 16.4, THE ASSUMED OBLIGATIONS SHALL INCLUDE, AND BUYER, FROM AND AFTER THE CLOSING OR THE TIME PERIOD SET FORTH IN SECTION 16.4, AS APPLICABLE, ACCEPTS SOLE RESPONSIBILITY FOR AND AGREES TO PAY, ANY AND ALL COSTS AND EXPENSES ARISING OUT OF ENVIRONMENTAL LAWS (INCLUDING, WITHOUT LIMITATION, ANY COMPLIANCE OR NON-COMPLIANCE THEREWITH, ANY ADVERSE ENVIRONMENTAL CONDITIONS, AND THE DISPOSAL, RELEASE, DISCHARGE OR EMISSION OF HYDROCARBONS, HAZARDOUS SUBSTANCES, HAZARDOUS WASTES, HAZARDOUS MATERIALS, SOLID WASTES OR POLLUTANTS INTO THE ENVIRONMENT), KNOWN OR UNKNOWN, WITH RESPECT TO THE ASSETS, REGARDLESS OF WHETHER SUCH OBLIGATIONS OR

LIABILITIES AROSE PRIOR TO, ON, OR AFTER THE EFFECTIVE TIME.  BUYER EXPRESSLY AGREES TO ASSUME THE RISK THAT THE ASSETS MAY CONTAIN WASTE MATERIALS, INCLUDING, WITHOUT LIMITATION, NORM, HAZARDOUS SUBSTANCES, HAZARDOUS WASTES, HAZARDOUS MATERIALS, SOLID WASTES, OR OTHER POLLUTANTS.

16.1.2

Buyer covenants and agrees that it shall not attempt to avoid the effect of the indemnification made by it above by later arguing that at the time of the indemnification it did not fully appreciate the extent of any such claims.

16.2

Definitions - For purposes of this Article 16 and all other provisions of this Agreement which contain an indemnification provision, the term “Buyer Group” shall be deemed to include Buyer and its affiliates, all successors, heirs and assigns of Buyer and its affiliates, and the officers, directors, shareholders, employees, representatives, co-owners, contractors, subcontractors, or agents of any of the foregoing.  For purposes of this Article 16 and all other provisions of this Agreement which contain an indemnification provision, the term “Seller Group” shall be deemed to include Seller, its direct parent, and all subsidiaries thereof, all successors, heirs and assigns of any of the foregoing, and each of their respective officers, directors, shareholders, employees, representatives, co-owners, contractors, subcontractors, or agents of any of the foregoing.

16.3	Buyer’s General Indemnity - Buyer shall, upon Closing, defend, indemnify, release and hold Seller Group harmless from and against any and all Claims in favor of any person arising from or relating to:
(i)	Buyer’s breach of any of its representations and warranties in this Agreement;
(ii)	Buyer’s breach of any of its covenants in and under this Agreement; and
(iii)	the Assumed Obligations.
16.4	Seller’s General Indemnity - Seller shall, upon Closing, defend, indemnify, release and hold Buyer Group harmless from and against any and all Claims in favor of any person arising from or related to:
(i)

Seller’s breach of any of its representations and warranties in this Agreement, excluding, any Claims relating to (i) title or (ii) environmental matters which have been remedied pursuant to ARTICLE 8;

(ii)	Seller’s breach of any of its covenants in and under this Agreement;

(iii)

except as otherwise provided in this Agreement, any and all duties and obligations of Seller, express or implied with respect to the Assets, or the use, ownership, operation or disposition of the Assets arising before (or otherwise attributable to periods, or to actions, occurrences or operations conducted prior to) the Effective Time under any theory of liability, including, without limitation, by virtue of the Leases, Easements, Contracts and/or any permit, applicable statute, rule, regulation or order of any Governmental Authority;

(iv)

subject to the provisions of Article 8, any Claims for damage to or property owned by a third party or for personal injury, illness, bodily injury, or death of any person arising before the Effective Time;

(v)

except as otherwise provided in this Agreement, any other Claims arising directly or indirectly from, or incident to, the use, occupation, operation (including, but not limited to, royalty and accounting Claims) or maintenance of any of the Assets, and arising or accruing prior to the Effective Time;

(vi)

the failure of Seller to properly pay when due all taxes, royalties, overriding royalties, production payments, working interest payments, relating to the Assets and attributable to periods prior to the Effective Time, other than amounts included in Suspense Accounts; and

(vii)	claims related to an environmental matter arising prior to the Effective Date not known by Buyer prior to the end of the Due Diligence Period.

REGARDLESS OF WHETHER ANY OF SUCH CLAIMS MAY BE ATTRIBUTABLE, IN WHOLE OR IN PART, TO THE STRICT LIABILITY OR negligence of BUYER GROUP, SELLER or third parties, whether such negligence is active or passive, joint, concurrent or sole; provided, however, that seller’s obligation to indemnify buyer pursuant to SECTIONS 16.4(i) THROUGH (vii) above shall apply only for a period of SIX (6) MONTHS following the closing date, AND tHEREAFTER, BUYER SHALL, PURSUANT TO SECTIONs 16.1 and 16.3, ASSUME RESPONSIBILITY FOR, AND SHALL ALSO AGREE TO PROTECT, DEFEND, INDEMNIFY AND HOLD SELLER GROUP HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING IN FAVOR OF ANY PERSON FOR PERSONAL INJURY, ILLNESS, BODILY INJURY, DEATH, DAMAGE TO PROPERTY OR FOR ANY OTHER CLAIMS

ARISING DIRECTLY OR INDIRECTLY FROM, OR INCIDENT TO, THE USE, OCCUPATION, OPERATION OR MAINTENANCE OF ANY OF THE ASSETS OR ANY OTHER CLAIMS WHICH WOULD OTHERWISE BE SUBJECT TO SELLER’S GENERAL INDEMNITY UNDER SECTIONS 16.4(i) THROUGH (vii).

16.5

Limitation on Indemnification - Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to indemnify Buyer unless, and then only to the extent that, (i) any individual claim exceeds Thirty Thousand and No/100 U.S. Dollars ($30,000.00) per item and (ii) the aggregate Losses to which Buyer would be entitled to indemnification (but for the provision of this Section 16.5) exceed a deductible (and not a threshold) equal to one percent (1%) of the Base Purchase Price. Notwithstanding anything to the contrary contained herein, Seller’s aggregate liability for indemnification under Section 16.4 (i) through (vii) above shall not exceed fifty percent (50%) of the Base Purchase Price.

16.6

Further Limitation on Indemnification - Neither Party shall have any obligation under Article 16 with respect to any amount which has already been taken into account and applied to or against the Base Purchase Price in the Closing Settlement Statement or the Final Settlement Statement, provided such Party has paid all amounts due pursuant to this Agreement.

16.7	Indemnification Procedures
16.7.1

General - All claims for indemnification under this Agreement shall be asserted and resolved pursuant to this Section 16.7.  Any person claiming indemnification hereunder is hereinafter referred to as the “Indemnified Party” and any person against whom such claims are asserted hereunder is hereinafter referred to as the “Indemnifying Party.”

16.7.2

Claim Notice - In the event that a Party wishes to assert a claim for indemnity hereunder, such Party shall with reasonable promptness provide to the Indemnifying Party a written notice of the indemnity claim it wishes to assert on behalf of itself or another Indemnified Party, including the specific details of and specific basis under this Agreement for its indemnity claim (a “Claim Notice”).  To the extent any Losses for which indemnification is sought are asserted against or sought to be collected from an Indemnified Party by a third party, such Claim Notice shall include a copy of all papers served on the applicable Indemnified Party with respect to such claim.

16.7.3

Notice Period - The Indemnifying Party shall have thirty (30) days from the personal delivery or receipt of the Claim Notice (the “Notice Period”) to notify the Indemnified Party (i) whether or not it disputes its liability hereunder with respect to such Losses and/or (ii) with respect to any Losses arising out of, associated with, or relating to third party claims, whether or not it desires, at the sole cost and expense of the Indemnifying

Party, to defend the Indemnified Party against any such Losses.  In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such Losses, the Indemnifying Party shall have the right to defend all appropriate proceedings with counsel of its own choosing.  If the Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense.

16.7.4

Cooperation - If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Losses that the Indemnifying Party elects to contest or, if appropriate and related to the claim in question, in making any counterclaims against the third party asserting such Losses, or any cross-complaint against any third party (other than a Seller Indemnified Party, if the Indemnified Party is a Seller Indemnified Party; and other than a Buyer Indemnified Party, if the Indemnified Party is a Buyer Indemnified Party).  Such cooperation shall include the retention and provision to the Indemnifying Party of all records and other information that are reasonably relevant to the losses at issue.

16.7.5

Settlement - No third party claim that is the subject of indemnification hereunder may be settled or otherwise compromised without the prior written consent of the Indemnifying Party.  No such claim may be settled or compromised by the Indemnifying Party without the prior written consent of the Indemnified Party unless such settlement or compromise (i) entails a full and unconditional release of the Indemnified Party (and any other members of the Indemnified Party’s group, i.e., all Seller Indemnified Parties or all Buyer Indemnified Parties) without any admission or finding of fault or liability and (ii) does not impose on the Indemnified Party any material non-financial obligation or any financial obligation that is not fully paid by the Indemnifying Party.

ARTICLE 17

17.	CASUALTY LOSS

If prior to Closing any of the Assets are substantially damaged or destroyed by fire or other casualty (“Casualty Defect”), Seller shall notify Buyer promptly after Seller learns of such event.  Seller shall have the right, but not the obligation, to cure any such Casualty Defect by repairing such damage or, in the case of Equipment, replacing the damaged Equipment with equivalent items, no later than the Closing, insofar as the same are done to Buyer’s reasonable satisfaction.  Subject to Section 7.6, if any Casualty Defect exists at Closing, at Seller’s option, Buyer shall proceed to purchase the damaged Assets, and the Base Purchase Price shall be reduced by the aggregate reduction in value of all affected Assets on account of such Casualty Defect.  In the event the parties cannot agree on the value, the dispute shall be resolved in accordance with the dispute resolution provisions set forth in Section 20.3.  Notwithstanding any of the preceding provisions of this Article17, all adjustments applicable to Casualty Defects shall be made prior to Closing, and Closing shall be extended until resolution of any disputes relating to the Casualty Defects; provided, however, that if adjustments for alleged Title Defects, Environmental Defects, Casualty Defects and Open Defects do not, in the aggregate, exceed the Termination Threshold, then Closing shall occur as to the other Assets that are not subject to the dispute (with the portion of the Assets subject to the dispute being excluded, and the Base Purchase Price reduced for the entire Allocated Values thereof) and Closing shall subsequently occur as to the Assets made the subject of the dispute within thirty (30) days following the final resolution of the dispute.  Notwithstanding anything to the contrary contained in this Article 17, Seller shall be entitled to retain all insurance proceeds, if any, and claims against other parties relating to any such Casualty Defect.  For purposes of this provision, normal wear and tear shall not be considered a Casualty Defect.

ARTICLE 18

18.	NOTICES

All communications between Buyer and Seller required or permitted under this Agreement shall be in writing and addressed as set forth below.  Any communication or delivery hereunder must be given by personal delivery (if signed for receipt), by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, transmitted via electronic mail or by facsimile transmission shall be deemed to have been made and the receiving Party charged with notice, when received except that if received after 5:00 p.m. (in the recipient’s time zone) on a Business Day or if received on a day that is not a Business Day, such notice, request or communication will not be effective until the next succeeding Business Day.  All notices shall be addressed as follows:

BUYER	SELLER

EXPONENT ENERGY III LLC	MID-CON ENERGY PROPERTIES, LLC
1560 East 21st Street, Suite 215	2431 E. 61st Street, Suite 850
Tulsa, Oklahoma 74114	Tulsa, Oklahoma 74136
Attention: Chris Bird – Managing Member	Attention: Vice President – General Counsel
Phone: 918-270-9927	Phone: 918-743-7575
Fax: N/A	Fax: 918-743-8859
Email: chris@exponent-energy.com	Email:cmclawhorn@midcon-energy.com

ARTICLE 19

19.	TERMINATION
19.1	Termination - This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:
(a)	by the mutual written agreement of Buyer and Seller;
(b)

by written notice from either Buyer or Seller if Closing has not occurred on or before December 15, 2017; provided, however, that no Party may terminate this Agreement pursuant to this Section 19.1(b) if such Party’s breach of its representations and warranties or its failure to comply with its obligations or covenants under this Agreement caused the Closing not to occur on or before the above date; or

(c)

by written notice from either Buyer or Seller if the aggregate sum of (i) the Title Defect amounts for all Title Defects timely and properly asserted pursuant to Article 7, (ii) the Environmental Defect amounts for all Environmental Defects timely and properly asserted pursuant to Article 8, and (ii) the Casualty Defect amounts pursuant to Article 17, exceed the Termination Threshold.

19.2

Liabilities Upon Termination; Deposit Amount - If this Agreement terminates, as described in Section 19.1 above, then the entire Deposit shall be returned and paid to Buyer and all obligations of the Parties under this Agreement shall thereafter terminate and be of no further force and effect, except that the provisions of Sections 20.3, 20.4, 20.5 and 20.15 shall survive; provided, however, that if this Agreement is terminated because of either:

(a)

a willful or intentional breach of this Agreement by Seller or because Buyer’s conditions to Closing are not satisfied (and, as a result, Buyer elects to terminate this Agreement under Section 19.1(b) above), then Buyer shall be entitled to the immediate return of the Deposit and shall also be entitled to pursue all remedies available at law for damages or other relief, in equity or otherwise; or

(b)

a willful or intentional breach of this Agreement by Buyer or because Seller’s conditions to Closing are not satisfied (and, as a result, Seller elects to terminate this Agreement under Section 19.1(b) above), then Seller shall be entitled to retain the Deposit as liquidated damages (and the parties hereby acknowledge that the extent of damages to Seller occasioned by such breach or default or failure to proceed by Buyer would be impossible or extremely impractical to ascertain and that the Deposit is a fair and reasonable estimate of such damage; provided, however, that nothing in this Section 19.2(b) shall be deemed to limit Seller’s right to seek and obtain specific performance.  If specific performance is granted, by any arbitration panel or court then the Deposit shall be counted towards payment of the Purchase Price or other payment ordered by the arbitration panel or court.

ARTICLE 20

20.	MISCELLANEOUS
20.1

Entire Agreement - This Agreement and all Exhibits and Schedules attached hereto and incorporated herein constitute the entire agreement between the Parties.  Any previous negotiations or communications between the Parties are merged herein.

20.2

Survival - This Agreement shall be binding upon and shall inure to the benefit of the undersigned, their successors, heirs, assigns and corporate successors and may be supplemented, altered, amended, modified, or revoked by writing only, signed by both Parties.  The representations made by Seller and Buyer under Article 5 and Article 6 shall continue in full force and effect for a period of two (2) years from and after the Closing Date.

20.3

Arbitration -- All disputes arising out of, or in connection with, this Agreement or any determination required to be made by Buyer and Seller as to which the parties cannot reach an agreement shall be settled by arbitration in Tulsa, Oklahoma.  Any matter to be submitted to arbitration shall be determined by a panel of three (3) arbitrators, unless otherwise agreed by the Parties.  Each arbitrator shall be a person experienced in both the oil and gas industry and the subject matter of the dispute and shall be appointed:

(a)	by mutual agreement of Buyer and Seller; or
(b)

failing such agreement, within sixty (60) days of the request for arbitration, each Party shall appoint one arbitrator, and the third arbitrator shall be appointed by the other two arbitrators, or, if they cannot agree, by a Judge of the United States District Court, Northern District of Oklahoma, Tenth Circuit.

In the event of the failure of refusal of the Parties to appoint the arbitrator(s) within one hundred twenty (120) days of the request for arbitration, the arbitrator remaining to be named shall be selected in accordance with the Rules of the American Arbitration Association.  The arbitration shall be conducted in accordance with reasonable rules established by the arbitrators.  Any award by the arbitrator shall be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. The fees charged by the arbitrators for the arbitration shall be paid one-half by Buyer and one-half by Seller.

20.4

Non-Disclosure Agreement - In the event of termination of this Agreement pursuant to Article 19, the Buyer agrees to keep all of the terms of this transaction confidential for a period equal two (2) years following termination of this

Agreement.  Furthermore, any additional information obtained as a result of Buyer’s access to the Assets which does not specifically relate to the Assets shall continue to be treated as confidential for a period of two (2) years following the Execution Date and shall not be disclosed by the Buyer without the prior written consent of the Seller.  The above restrictions on disclosure and use of information obtained pursuant to this Agreement shall not apply to information to the extent it:

(a)	is or becomes publicly available through no act or omission of the Buyer or any of its consultants or advisors;
(b)

is subsequently obtained lawfully from a third party, where the Buyer has made reasonable efforts to insure that such third party is not a party to or bound by any confidentiality agreement with the Seller; or

(c)	is already in the Buyer’s possession at the time of disclosure, without restriction on disclosure.

If the Buyer employs consultants, advisors or agents to assist in its review of the Assets, Buyer shall be responsible to Seller for ensuring that such consultants, advisors and agents comply with the restrictions on the use and disclosure of information set forth in this Section 20.4.

20.5	Choice of Law - THIS AGREEMENT AND ITS PERFORMANCE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF OKLAHOMA.
20.6	Assignment - The rights and obligations under this Agreement may not be assigned by any Party without the prior written consent of the other Party.
20.7

No Admissions - Neither this Agreement, nor any part hereof, nor any performance under this Agreement shall constitute or be construed as a finding, evidence of, or an admission or acknowledgment of any liability, fault, or past or present wrongdoing, or violation of any law, rule, regulation, or policy, by either Seller or Buyer or by their respective officers, directors, employees, or agents.

20.8

Waivers and Amendments - Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the other Party claiming the benefit of such amendment or waiver.

20.9

Counterparts - This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.  Execution can be evidenced by facsimile or email transmission of signature pages with original signature pages to promptly follow in due course.

20.10

Third-Party Beneficiaries -- Neither this Agreement nor any performances hereunder by Seller or Buyer shall create any right, claim, cause of action, or remedy on behalf of any person not a party hereto.

20.11	Specific Performance

- Buyer and Seller acknowledge and agree that Buyer would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by Seller could not be adequately compensated in all cases by monetary damages alone.  Accordingly, in addition to any other right or remedy to which Buyer may be entitled, at law or in equity, Buyer shall be entitled to enforce any provision of this Agreement by a decree of specific performance.  Furthermore, the Parties acknowledge and agree that Seller would be irreparably damaged if Buyer breaches any of the provisions of this Agreement and that any such breach of this Agreement by Buyer could not be adequately compensated in all cases by monetary damages alone.  Accordingly Seller shall be entitled to enforce any provision of this Agreement by a decree of specific performance.  In either case, Buyer or Seller, as the case may be, shall not be required to provide any bond or other security in connection with seeking an injunction or injunctions to enforce specifically the terms and provisions of this Agreement.

20.12

Public Communications - After the Execution Date, either Party may make a press release or public communication concerning this transaction with the exception that any such communication shall not include the name of the non-disclosing Party without their prior written consent; provided, however, any such press release or public communication is subject to the other Party’s prior review and approval (which shall not be unreasonably withheld, conditioned or delayed); provided, further, however, that, notwithstanding the foregoing, prior to or after Closing, if Buyer (including any of its parent entities), on the one hand, or Seller (including any of its parent entities), on the other is required to make any statement, declaration, or public announcement regarding this Agreement or the transactions contemplated hereunder pursuant to (i) law, (ii) applicable rules or regulations of any national securities exchange, or (iii) the terms of such Party’s (including such Party’s respective parent entities) indentures, loan agreements, credit agreements or other similar debt agreements or financial instruments, then the same may be made without the approval of the other Party, but only to the extent the name of Seller is omitted from such statement, declaration, or announcement if permitted by such law, rules, regulations or terms.

20.13

Headings - The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

20.14

Expenses - Except as otherwise provided in this Agreement, each of the Parties hereto shall pay its own fees and expenses incident to the negotiation and preparation of this Agreement and consummation of the transaction contemplated hereby, including brokers’ fees.  Buyer shall be responsible for the cost of all fees for the recording of the Conveyances relating to the Assets.  All other costs shall be borne by the Party incurring them.

20.15

No Recourse - Notwithstanding anything that may be expressed or implied in this Agreement or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any Party may be a partnership or limited liability company, each Party, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the Parties shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of any Party (or any of their successors or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or any affiliate thereof or against any former, current or future director, officer, agent, employee, affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing, but in each case not including the Parties (each, but excluding for the avoidance of doubt, the Parties, a “Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against the Party Affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Party Affiliate, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. [Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the Execution Date.

“SELLER”	“BUYER”

MID-CON ENERGY PROPERTIES, LLC	EXPONENT ENERGY III, LLC
By: Mid-Con Energy Partners, LP Its Sole Member By: Mid-Con Energy GP, LLC Its General Partner

By: /s/Jeffrey R Olmstead	By: /s/Chris Bird
Name: Jeffrey R Olmstead	Name: Chris Bird
Title:President & General Counsel	Title: Managing Member

[Signature Page to Purchase and Sale Agreement]

Exhibit “A”
Schedule of Leases

Property	Lessor:	Lessee:	Dated:	Recorded	Description:	County, State
Pinkerton	Orval Forrest Fitzsimmons	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4359, Page 70	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Chester Loyd Fitzsimmons	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4359, Page 76	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Maudean Pierce Harden	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 279	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Darlene Pierce now Watashe	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 299	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Frances Hauser	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 283	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Joe T. Packnett and Marguerite Packnett, H/W	Arbuckle Enterprises, Inc.	5-Dec-05	Book 4405, Page 207	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Carole Pierce	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 287	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Randye Lee Pierce	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 295	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Rhonda Jo Pierce	Arbuckle Enterprises, Inc.	29-Sep-05	Book 4400, Page 291	SE/4 NE/4 and E/2 SW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Carl Theodore Bolander, Jr.	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4364, Page 219	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Noel E. Bolander	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4364, Page 227	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Allene Holman Shoup aka Allene Shoup aka Allene Holman	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 224	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Louis A. Piel, Jr.	Arbuckle Enterprises, Inc.	1-Jan-10	Book 5107, Page 5	NW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Vicky Lynn Plangman	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4378, Page 62	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Susan Margo Hertel aka Margo Laurence Hertel	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4368, Page 80	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	William Lee Perego	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4364, Page 221	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	W. N. Bentsen aka William Neil Bentsen	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 230	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Richard Garner	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 226	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Ann Guest Carter	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4386, Page 16	N/2 NE/4 of Section 10-5S-2W	Carter County, OK

Pinkerton	Madeline Guest Brown	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 222	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Steven Dale Guest	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4368, Page 78	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Cathy Guest Meietschlager	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4378, Page 60	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Karen Guest Draughon	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 228	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Anna Guest Neill	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4378, Page 58	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Anna Beth Brown Guest	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 220	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Emma Adler	Arbuckle Enterprises, Inc.	30-Aug-05	Book 4383, Page 247	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Johnie Lee Guest	Arbuckle Enterprises, Inc.	17-Jul-08	Book 4894, Page 263	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Carolyn Y. Holman	Arbuckle Enterprises, Inc.	15-Jul-08	Book 4873, Page 72	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Claire Beers	Arbuckle Enterprises, Inc.	4-Feb-09	Book 4961, Page 288	N/2 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Charles Alan Beers	Arbuckle Enterprises, Inc.	18-Aug-09	Book 5045, Page 56	NW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	Marla Sue Beers Lowery	Arbuckle Enterprises, Inc.	18-Aug-09	Book 5046, Page 283	NW/4 NE/4 of Section 10-5S-2W	Carter County, OK
Pinkerton	James Russell Beers	Arbuckle Enterprises, Inc.	18-Aug-09	Book 5045, Page 59	NW/4 NE/4 of Section 10-5S-2W	Carter County, OK

All Interest Acquired by Arbuckle Enterpirises, Inc. through OCC Pooling Order 559583, dated September 16, 2008, covering the E/2 NE/4 of Section 10-5S-2W, Carter County, OK
All Interest acquired through OCC Pooling Order 571852, dated November 30, 2009, covering the W/2 NE/4 of of Section 10-5S-2W, Carter County, OK

Property	Lessor:	Lessee:	Date:	Recorded:	Description:	County, State:
SEHU	Joan Thomas, et vir	Kaiser-Francis Oil Company	1-Jul-85	Book 1024, Page 280	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	W. R. Goddard, et al	Kaiser-Francis Oil Company	5-Jun-85	Book 1193, Page 38	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	Diana H. Blackburn	Kaiser-Francis Oil Company	5-Jun-85	Book 1193, Page 40	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	Edward B. Linthicum, Trustee u/w Maybelle Goddard Linthicum	Kaiser-Francis Oil Company	5-Jun-85	Book 1193, Page 42	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	Barbara Bogy Thomas, et al	Kaiser-Francis Oil Company	5-Jun-85	Book 1193, Page 44	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	Goddard Investment Company	Kaiser-Francis Oil Company	5-Jun-85	Book 1193, Page 46	E/2 SE/4 of Sec 10-5S-2W	Carter County, Oklahoma
SEHU	Lucille Akers Wheeler	R. D. Williams	18-Oct-85	Book 1211, Page 125	S/2 S/2 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	Billie Ruth McCharen	R. D. Williams	18-Oct-85	Book 1211, Page 129	S/2 S/2 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	A. D. Akers	R. D. Williams	18-Oct-85	Book 1211, Page 131	S/2 S/2 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	Jill Marguerite Thompson	G. W. Wallace	18-Oct-85	Book 1211, Page 77	S/2 SW/4 SW/4; NE/4 SW/4 SW/4; SE/4 NW/4 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	Etta L. Morrell	R. D. Williams	18-Oct-85	Book 1211, Page 127	S/2 SW/4 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	Josephine Packnett Pierce, AKA Mrs. Leroy Pierce	R. D. Williams	28-Oct-85	Book 1211, Page 123	N/2 NW/4 SW/4; SW/4 NW/4 SW/4; NW/4 SW/4 SW/4 of Sec 11-5S-2W	Carter County, Oklahoma
SEHU	The First National Bank and Trust Company of Ardmore, Trustee for	T. C. Craighead	19-Nov-82	Book 1020, Page 222	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Max Greenberg	Nondorf Oil & Gas, Inc.	23-Nov-87	Book 1055, Page 588	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Rufus Merrill Laurence, Jr.	Nondorf Oil & Gas, Inc.	14-Dec-83	Book 1058, Page 789	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Virginia Lee Laurence	Nondorf Oil & Gas, Inc.	9-Dec-83	Book 1059, Page 118	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Mamie Lee Laurence, Trustee of the R. M. Laurence Family Trust dated	Nondorf Oil & Gas, Inc.	9-Dec-84	Book 1063, Page 648	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Milford Corporation	Nondorf Oil & Gas, Inc.	6-Feb-84	Book 1059, Page 116	Insofar as lease covers NE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	James C. & Janice Johnson	Arbuckle Enterprises, Inc.	9-Oct-96	Book 3065, Page 10	SE/4 NE/4 NW/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Jackie Y. Marutzky	Arbuckle Enterprises, Inc.	25-Mar-96	Book 3065, Page 20	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma

SEHU	Don Marutzky	Arbuckle Enterprises, Inc.	15-Jun-96	Book 3065, Page 22	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Karen Johnson, Trustee	Arbuckle Enterprises, Inc.	18-Apr-96	Book 3065, Page 18	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Harry L. Bickford	Arbuckle Enterprises, Inc.	14-Mar-96	Book 3065, Page 16	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Robert C. Longest	Arbuckle Enterprises, Inc.	14-Mar-96	Book 3065, Page 14	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Norman Highfill	Arbuckle Enterprises, Inc.	14-Mar-96	Book 3065, Page 12	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma
SEHU	Panhandle Royalty Co.	Arbuckle Enterprises, Inc.	5-Nov-96	Book 3153, Page 284	NE/4 SE/4 of Sec 15-5S-2W	Carter County, Oklahoma

It is the intent for this instrument to assign and include all of Assignors right, title and interest in and to all wells and interests in the E/2 SW/4 and SE/4 of Section 10-5S-2W; W/2 SW/4 of Section 11-5S-2W; W/2 of Section 14-5S-2W; NE/4, NE/4 SE/4 and E/2 NE/4 NW/4 of Section 15-5S-2W, Carter County, Oklahoma, whether such interests and/or wells are properly described herein or not, including but not limited to the following:

SE Hewitt Deese Unit established under Oklahoma Corporation Commission Order #408098, Cause CD 960002895, covering the East Half Southwest Quarter(E/2 SW/4) and Southeast Quarter (SE/4) of Section 10, Township 5 South, Range 2 West; West Half Southwest Quarter (W/2 SW/4) of Section 11, Township 5 South, Range 2 West; West Half (W/2) of Section 14, Township 5 South, Range 2 West and Northeast Quarter (NE/4), Northeast Quarter Southeast Quarter (NE/4 SE/4) and East Half Northeast Quarter Northwest Quarter (E/2 NE/4 NW/4) of Section 15, Township 5 South, Range 2 West in Carter County, Oklahoma, containing 860 acres, more or less.

Property	Lessor:	Lessee:	Dated:	Recorded:	Description:	County, State
TFDU	Bridget Ann Sullivan Wicklander & Ray Wicklander, wife & husband	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 494	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Byron H. Schaff	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 461	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles Dudley & Edie Dudley	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 941, Page 252	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles Franklin Sullivan	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 482	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Chase F. Schaff	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 479	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	F. M. Dudley & Jessie R. Dudley	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 941, Page 261	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Ferrel Sullivan	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 488	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Frances Dunbar & Robert O. Dunbar	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 943, Page 489	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK

TFDU	Jane Sullivan Elam & Joe Elam	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 491	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jerome Sullivan, Jr. & Marilynn Sullivan	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 941, Page 249	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Lawrence S. McGee, Jr.	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 464	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Mercedes Curry & John L. Curry	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 941, Page 255	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Ms. Mary M. Boggs	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 476	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patricia Sullivan Gregory	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 497	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patrick D. Sullivan & Charlene Sullivan	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 467	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Paul D. Sullivan, Jr. & Helen Sullivan	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 470	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Robert A. Schaff	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 473	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Ruth Eugenia Schmidt	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 941, Page 258	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Sonja Sullivan Adams	Nondorf Oil & Gas, Inc.	18-Dec-80	Book 942, Page 485	E/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Gussie Lee McGee, nee Sullivan	R.S. Gardenhire, Jr.	10-Nov-77	Book 821, Page 443	N/2 NW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Frances Prickett and James Kenton Parton	Tom R. Gray, Jr.	6-Dec-75	Book 761, Page 418	N/2 SW/4; E/2 SE/4 SW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Castle Royalties LLC	RDT Properties, Inc.	1-Dec-08	Book 4948, Page 295	SE/4 NE/4; S/2 NE/4 NE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Dunlap & Co.	Adobe Oil & Gas Corporation	24-Mar-82	Book 998, Page 551	SE/4 NW/4 NE/4; NE/4 SW/4 NE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Milford Corporation	Adobe Oil & Gas Corporation	12-Mar-82	Book 996, Page 820	SE/4 NW/4 NE/4; NE/4 SW/4 NE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	State Oil Company	Adobe Oil & Gas Corporation	24-Mar-82	Book 998, Page 549	SE/4 NW/4 NE/4; NE/4 SW/4 NE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Edna McCarty, now Moore	R.S. Gardenhire, Jr.	15-Jun-78	Book 844, Page 147	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK

TFDU	First National Bank and Trust Company of Ardmore, as Trustee of the Virginia Greenburg Trust	T. C. Craighead	11-Aug-78	Book 846, Page 407	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	James Hefley and Josephine Hefley	James L. Kirk	22-Jun-78	Book 842, Page 111	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	M.C.B.A. Van Eaton Partnership	Samedan Oil Corporation	10-Jan-80	Book 898, Page 277	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Margaret Ann Short	R.S. Gardenhire, Jr.	15-Jun-78	Book 840, Page 575	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Max Greenberg	R.S. Gardenhire, Jr.	12-Jun-78	Book 840, Page 180	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Milford Corporation	Taft Milford	26-Jan-79	Book 860, Page 475	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Robert S. Gardenhire, Jr.	Harris S. Smith	20-Jun-78	Book 840, Page 563	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Ruth Spring	R.S. Gardenhire, Jr.	13-Jun-78	Book 840, Page 571	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Walter H. Gant	R.S. Gardenhire, Jr.	15-Jun-78	Book 840, Page 573	SE/4 NW/4 NE/4; S/2 NE/4 NE/4; NE/4 SW/4 NE/4; SE/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Bridget Sullivan Wicklander	RDT Properties, Inc.	10-Jul-08	Book 4883, Page 221	SE/4 NW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jane Sullivan Elam	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 66	SE/4 NW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	B.W. James	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	26-Jan-78	Book 827, Page 209	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Beeler Turner	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 105	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK

TFDU	Bela L. James	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 211	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Buena V. Franklin	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 213	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	C. M. Fleetwood	R. S. Gardenhire Jr.	23-Jan-79	Book 861, Page 122	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Col. Curtis A. James	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	7-Feb-78	Book 830, Page 224	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Curtiss Williams, individually and as AIF for Virgie Kirkpatrick; J.R. Williams; Opal Reeves; Edith Carruth; Maxine Wilkerson; Joe R. Todd; Harry Wayne Todd; Darla Jean Todd, now Stein	Tom R. Gray, Jr.	19-Dec-75	Book 761, Page 422	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Eudora Adelle Whitaker	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	7-Feb-78	Book 828, Page 40	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Francis M. James, widow	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	23-Jan-78	Book 826, Page 130	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Frank G. Weimer	R. S. Gardenhire Jr.	25-Jan-79	Book 861, Page 216	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Fred R. Hirzel Jr.	R. S. Gardenhire Jr.	23-Jan-79	Book 861, Page 124	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Howard S. and Dorothy E. Smith, husband and wife	R. S. Gardenhire Jr.	23-Jan-79	Book 861, Page 118	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK

TFDU	J. S. Peerson	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976	23-Jun-78	Book 841, Page 479	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	James F. Turner	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 440	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	John W. Cram	R. S. Gardenhire Jr.	24-Jan-79	Book 861, Page 120	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Joyce Miller	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976	1-Jul-78	Book 841, Page 481	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Lt. Col. Gordon James	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	7-Feb-78	Book 828, Page 271	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Manette L. Bell and Frank S. Bell	R. S. Gardenhire Jr.	27-Jun-78	Book 842, Page 424	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Marie V. Turner, individually and Executrix of the Estate of Ray C. Turner,	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	27-Feb-78	Book 830, Page 313	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	McDonald Turner	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	3-Feb-78	Book 828, Page 569	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Mrs. Betty Bostick	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	7-Feb-78	Book 828, Page 571	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK

TFDU	Mrs. Etie Neill	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	3-Feb-78	Book 828, Page 38	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Mrs. Ruth Wisdom	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	17-Feb-78	Book 828, Page 269	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Nell M. Fleetwood, widow; Amanda Payne Fleetwood Moore; Lelia Elizabeth Fleetwood Bixler	R. S. Gardenhire Jr.	23-Jan-79	Book 863, Page 374	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	O.C. Turner	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 107	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Ruby Carter	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	31-Jan-78	Book 827, Page 103	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Tucker Interests (A partnership composed of Elizabeth L. Tucker; Barbara F. Wilkinson; Charles Tucker Wilkinson and Bruce Warren Wilkinson)	D.C. Fitzgerald Jr., Trustee of the FR&M Trust, dated 5-24-1976; Jerome M. Westheimer, C/O D.C. Fitzgerald Jr.	8-Feb-78	Book 830, Page 311	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Willis Martin	R. S. Gardenhire Jr.	1-Jul-78	Book 842, Page 422	SE/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles Dudley	R.S. Gardenhire, Jr.	10-Nov-77	Book 821, Page 437	SW/4 NW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Ruth Eugenia Schmidt, nee Dudley	R.S. Gardenhire, Jr.	10-Nov-77	Book 821, Page 435	SW/4 NW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Don J. Leeman	Nondorf Oil & Gas, Inc.	6-Feb-82	Book 1000, Page 548	SW/4 of Section 25, Township 5 South, Range 2 West, insofar and only insofar as said lease covers the E/2 SW/4 only.	Carter County, OK

TFDU	M. L. Leeman, Jermaine L. Dinges & Don J. Leeman	Nondorf Oil & Gas, Inc.	6-Feb-82	Book 994, Page 405	SW/4 of Section 25, Township 5 South, Range 2 West, insofar and only insofar as said lease covers the E/2 SW/4 only.	Carter County, OK
TFDU	E. L. Stacy and Rose Stacy	Tom R. Gray, Jr.	6-Dec-75	Book 761, Page 420	SW/4 SW/4; W/2 SE/4 SW/4 of Section 36, Township 5 South, Range 2 West	Carter County, OK
TFDU	Bridget Sullivan Wicklander	RDT Properties, Inc.	10-Jul-08	Book 4883, Page 219	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles Franklin Sullivan Trust, Charles F. Sullivan Trustee	RDT Properties, Inc.	10-Jul-08	Book 4878, Page 38	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Eugenia Sullivan Richards representative of the Estate of Ferrel Sullivan	RDT Properties, Inc.	10-Jul-08	Book 4921, Page 198	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Frances Dunbar	RDT Properties, Inc.	23-Feb-09	Book 4975, Page 31	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Helen F. Sullivan Revocable Trust, Helen F. Sullivan Trustee	RDT Properties, Inc.	10-Jul-08	Book 4887, Page 238	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jane Sullivan Elam	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 70	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jerome C. Sullivan Jr., Testamentary Trust, Michael P. Sullivan and Kent P Sullivan	RDT Properties, Inc.	10-Jul-08	Book 4887, Page 240	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Lawrence S. McGee, Jr.	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 62	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patricia Sullivan Earle	RDT Properties, Inc.	10-Jul-08	Book 4882, Page 270	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patrick D. Sullivan	RDT Properties, Inc.	10-Jul-08	Book 4873, Page 280	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	REDS, LLC, an Oklahoma Limited Liability Company	RDT Properties, Inc.	10-Jul-08	Book 4873, Page 286	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Robert Adair Schaff Estate, A Edward Ball Executor	RDT Properties, Inc.	20-Jan-09	Book 4991, Page 180	W/2 NW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Bridget Sullivan Wicklander	RDT Properties, Inc.	10-Jul-08	Book 4883, Page 223	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Byron H. Schaff Jr.	RDT Properties, Inc.	10-Jul-08	Book 4867, Page 100	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles D. Dudley	RDT Properties, Inc.	10-Jul-08	Book 4868, Page 245	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Charles Franklin Sullivan Trust, Charles F. Sullivan Trustee	RDT Properties, Inc.	10-Jul-08	Book 4878, Page 36	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Chase F. Schaff	RDT Properties, Inc.	10-Jul-08	Book 4868, Page 191	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK

TFDU	Eugenia Sullivan Richards representative of the Estate of Ferrel Sullivan	RDT Properties, Inc.	10-Jul-08	Book 4921, Page 196	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Frances Dunbar	RDT Properties, Inc.	23-Feb-09	Book 4975, Page 29	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Helen F. Sullivan Revocable Trust, Helen F. Sullivan Trustee	RDT Properties, Inc.	10-Jul-08	Book 4911, Page 183	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jane Sullivan Elam	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 68	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jerome C. Sullivan Jr., Testamentary Trust, Michael P. Sullivan and Kent P Sullivan Trustees	RDT Properties, Inc.	10-Jul-08	Book 4911, Page 185	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Lawrence S. McGee Jr.	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 64	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Mary McGee Boggs	RDT Properties, Inc.	10-Jul-08	Book 4872, Page 269	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Mercedes S. Curry Trust B, u/w Mercedes S Curry	RDT Properties, Inc.	10-Jul-08	Book 4866, Page 218	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patricia Sullivan Earle	RDT Properties, Inc.	10-Jul-08	Book 4882, Page 272	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Patrick D. Sullivan	RDT Properties, Inc.	10-Jul-08	Book 4873, Page 282	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	REDS, LLC, an Oklahoma Limited Liability Company	RDT Properties, Inc.	10-Jul-08	Book 4873, Page 284	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Robert Adair Schaff Estate, A Edward Ball Executor	RDT Properties, Inc.	20-Jan-09	Book 5004, Page 148	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Sonja Sullivan Adams Pellow	RDT Properties, Inc.	10-Jul-08	Book 4875, Page 57	W/2 SE/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Don J. Leeman Revocable Trust, dated 7-1-98	RDT Properties, Inc.	29-Jan-09	Book 4954, Page 254	W/2 SW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Jermaine Leeman Dinges Revocable Trust	RDT Properties, Inc.	24-Nov-08	Book 4936, Page 141	W/2 SW/4 of Section 25, Township 5 South, Range 2 West	Carter County, OK
TFDU	Byron H. Schaff	R.S. Gardenhire, Jr.	16-Feb-82	Book 995, Page 943	W/2 W/2 NE/4; NE/4 NW/4 NE/4; N/2 NE/4 NE/4; SE/4 SW/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Byron H. Schaff, Robert A. Schaff and Chase F. Schaff	R.S. Gardenhire, Jr.	27-Dec-77	Book 825, Page 341	W/2 W/2 NE/4; NE/4 NW/4 NE/4; N/2 NE/4 NE/4; SE/4 SW/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Chase F. Schaff	R.S. Gardenhire, Jr.	16-Feb-82	Book 995, Page 945	W/2 W/2 NE/4; NE/4 NW/4 NE/4; N/2 NE/4 NE/4; SE/4 SW/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK
TFDU	Robert A. Schaff	Nondorf Oil & Gas, Inc.	16-Feb-82	Book 994, Page 412	W/2 W/2 NE/4; NE/4 NW/4 NE/4; N/2 NE/4 NE/4; SE/4 SW/4 NE/4 of Section 36, T5 South, R2 West	Carter County, OK

It is the intent for this instrument to assign and include all of Assignors right, title and interest in and to all wells and interests in the W/2 and W/2 SE/4 of Section 25 and all of Section 36-5S-2W, Carter County, Oklahoma, whether such interests and/or wells are properly described herein or not, including but not limited to the following:

Twin Forks Deese Unit established under Oklahoma Corporation Commission Order #563436, Cause CD 200806911-T and Order #571849, Cause CD 200902739-T, covering the West Half and West Half of the Southeast Quarter (W/2 and W/2 SE/4) of Section 25 and all of Section 36 of Township 5 South, Range 2 West, Carter County, Oklahoma, containing 1040 acres more or less.

Property	Lessor:	Lessee:	Date:	Recorded:	Description:	County, State
AWDU	Edward A. Luke 1979 Revocable Trust, under agreement dated, Robert Phillips Luke, Trustee	RDT Properties, Inc.	1-Oct-08	Book 4913, Page 58	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Hermes Wood Trust, Mary Frances Hermes Wood, Trustee	RDT Properties, Inc.	1-Oct-08	Book 4913, Page 56	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Edward Albert Luke, Jr.	RDT Properties, Inc.	1-Oct-08	Book 4921, Page 204	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Robert Phillips Luke and Karen L. Luke, husband and wife	RDT Properties, Inc.	1-Oct-08	Book 4926, Page 113	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Kathryn Griffin	RDT Properties, Inc.	1-Oct-08	Book 4921, Page 201	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Ninnie M. Coffey	Don Cude	2-Jan-68	Book 578, Page 635	SE/4 of Section 29, Township 4 South, Range 1 East, insofar and only insofar as lease covers from the surface of the earth to the base of the Deese common source of supply	Carter County, Oklahoma
AWDU	Edward A. Luke 1979 Revocable Trust	RDT Properties, Inc.	1-Oct-08	Book 4913, Page 58	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Hermes Wood Trust, Mary Frances Hermes Wood, Trustee	RDT Properties, Inc.	1-Oct-08	Book 4913, Page 56	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Edward Albert Luke, Jr.	RDT Properties, Inc.	1-Oct-08	Book 4921, Page 204	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Robert Phillips Luke and Karen L. Luke, husband and wife	RDT Properties, Inc.	1-Oct-08	Book 4926, Page 113	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Kathryn Griffin	RDT Properties, Inc.	1-Oct-08	Book 4921, Page 201	E/2 SW/4 and W/2 NW/4 SW/4 and E/2 SW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Michael F. Cusack, Trustee of the Cusack Family Revocable Trust	David W. Potts Land & Exploration	18-Jun-08	Book 4861, Page 110	E/2 NW/4 SW/4 and S/2 S/2 SW/4 NW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	LUBCO LLC	David W. Potts Land & Exploration	18-Jun-08	Book 4861, Page 112	E/2 NW/4 SW/4 and S/2 S/2 SW/4 NW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Joel F. Wellnitz and Christian O’Donnell, Co-Personal Representatives of the Estate of Beverly Westheimer Wellnitz, deceased	David W. Potts Land & Exploration	12-Aug-08	Book 4909, Page 193	E/2 NW/4 SW/4 and S/2 S/2 SW/4 NW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Jerry Ray Pennington	RDT Properties, Inc.	1-Jun-10	Book 5170, Page 111	E/2 NW/4 SW/4 and S/2 S/2 SW/4 NW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	F.R. & M. Trust dated May 24, 1976	RDT Properties, Inc.	21-Jun-10	Book 5183, Page 146	E/2 NW/4 SW/4 and S/2 S/2 SW/4 NW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Sagacity, Inc.	RDT Properties, Inc.	1-Mar-10	Book 5149, Page 154	E/2 NW/4 SW/4 of Section 28, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Thomas A. Ward, Personal Representative of the Estate of Evelyn Wynell Woodruff, deceased	David W. Potts Land & Exploration	13-Jan-09	Book 4965, Page 234	SE/4 NE/4 of Section 29, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Thomas A. Weaver and Susan C. Weaver, Trustees, or Successor Trustee of the Weaver 2005 Revocable Trust U/T/A dated 4-11-2005	David W. Potts Land & Exploration	12-Dec-08	Book 4959, Page 264 correction Book 5126, Page 98

SE/4 NE/4 of Section 29, Township 4 South, Range 1 East and N/2 N/2 SE/4,  SW/4 SW/4 NE/4, W/2 NW/4 NW/4 NE/4, W/2 NW/4 SW/4 NE/4, W/2 E/2 NW/4 NE/4 and W/2 NE/4 SW/4 NE/4, E/2 W/2 NW/4 NE/4 and E/2 NW/4 SW/4 NE/4 , E/2 E/2 NW/4 NE/4, E/2 NE/4 SW/4 NE/4, S/2 N/2 SE/4 NE/4 , S/2 SE/4 NE/4, SE/4 SW/4 NE/4 and N/2 N/2 SE/4 NE/4 all in Section 32, Township 4 South, Range 1 East

Carter County, Oklahoma
AWDU	Thomas Hardy Murphy	David W. Potts Land & Exploration	22-Jul-08	Book 4883, Page 79	N/2 N/2 SE/4 and SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Polly K. Murphy aka Kathryn Pauline Murphy	David W. Potts Land & Exploration	22-Jul-08	Book 4909, Page 178	N/2 N/2 SE/4 and SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Polly K. Murphy aka Kathryn Pauline Murphy	David W. Potts Land & Exploration	22-Jul-08	Book 4909, Page 178	N/2 N/2 SE/4 and SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Steven Michael Irwin and Claudia D. Irwin	David W. Potts Land & Exploration	25-Jul-08	Book 4909, Page 226	N/2 N/2 SE/4 and SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Jimmy Geary Cheek	David W. Potts Land & Exploration	20-Aug-08	Book 4909, Page 224	SE/4 NE/4 and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Jimmy Geary Cheek	David W. Potts Land & Exploration	25-Jul-08	Book 4883, Page 77 Corrected Book 5126, Page 105

N/2 N/2 SE/4 and SW/4 SW/4 NE/4 and W/2 NW/4 NW/4 NE/4, W/2 NW/4 SW/4 NE/4, W/2 E/2 NW/4 NE/4 and W/2 NE/4 SW/4 NE/4, E/2 W/2 NW/4 NE/4 and E/2 NW/4 SW/4 NE/4 , E/2 E/2 NW/4 NE/4, E/2 NE/4 SW/4 NE/4 of  Section 32, Township 4 South, Range 1 East

Carter County, Oklahoma
AWDU	Janice Jean Cheek Noce	David W. Potts Land & Exploration	22-Aug-08	Book 4909 & 5126, Page 222 & 101 corrected Book 5155, Page 1

N/2 N/2 SE/4, SW/4 SW/4 NE/4, and W/2 NW/4 NW/4 NE/4, W/2 NW/4 SW/4 NE/4, W/2 E/2 NW/4 NE/4 and W/2 NE/4 SW/4 NE/4, E/2 W/2 NW/4 NE/4 and E/2 NW/4 SW/4 NE/4,  E/2 E/2 NW/4 NE/4 and E/2 NE/4 SW/4 NE/4, W/2 SW/4 NW/4 NE/4, S/2 N/2 SE/4 NE/4, S/2 SE/4 NE/4 and SE/4 SW/4 NE/4 and N/2 N/2 SE/4 NE/4  of Section 32, Township 4 South, Range 1 East

Carter County, Oklahoma
AWDU	Thomas A. Ward, Personal Representative of the Estate of Evelyn Wynell Woodruff, deceased	David W. Potts Land & Exploration		Book 4965, Page 236, Corrected Book 5126, Page 103	N/2 N/2 SE/4 and SW/4 SW/4 NE/4, SE/4 NE/4, SE/4 SW/4 NE/4, E/2 NW/4 NE/4, NW/4 NW/4 NE/4 and SW/4 NW/4 NE/4 and N/2 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Kevin Martin Taylor and Donna Marie Taylor	David W. Potts Land & Exploration	24-Jul-08	Book 4909, Page 191	W/2 NW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Elizabeth Ann Gauley, now McCaney	David W. Potts Land & Exploration	26-Aug-08	Book 4909, Page 176	W/2 NW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Michael A. Gibson, Successor Trustee of the” M.A.G. Trust 92” created under Trust Agreement dated 9/25/2002	David W. Potts Land & Exploration	12-Aug-08	Book 4909, Page 195	NW/4 NE/4, N/2 SW/4 NE/4, SE/4 NE/4 and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Malinda Gibson Archer, Successor Trustee of the” M.G.A. Trust 92” created under Trust Agreement dated 9/25/2002	David W. Potts Land & Exploration	12-Aug-08	Book 4920, Page 236	NW/4 NE/4, N/2 SW/4 NE/4, SE/4 NE/4 and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Gerald M. Church and Phyllis D. Church, Trustees of the Gerald M. and Phyllis D. Church Family Trust	David W. Potts Land & Exploration	12-Aug-08	Book 4909, Page 197	S/2 SE/4 NE/4, and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Gerald M. Church and Phyllis D. Church, Trustees of the Gerald M. and Phyllis D. Church Family Trust	David W. Potts Land & Exploration	12-Aug-08	Book 4909, Page 197	S/2 SE/4 NE/4, and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Linda Ayres and Thomas R. Ayres	David W. Potts Land & Exploration	18-Aug-08	Book 4909, Page 174	E/2 W/2 NW/4 NE/4, E/2 NW/4 SW/4 NE/4 and W/2 SW/4 NW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Mary Linda Ayres and Thomas R. Ayres	David W. Potts Land & Exploration	18-Aug-08	Book 4909, Page 174	E/2 W/2 NW/4 NE/4, E/2 NW/4 SW/4 NE/4 and W/2 SW/4 NW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Donna Lee Elmore	David W. Potts Land & Exploration	12-Aug-08	Book 4929, Page 113	E/2 E/2 NW/4 NE/4 and, E/2 NE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Cecil A. Arnold and Kathryn Arnold, Trustees of the Cecil A. Arnold Family Revocable Trust	David W. Potts Land & Exploration	12-Aug-08	Book 4929, Page 115	W/2 E/2 NW/4 NE/4 and, W/2 NE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Lauren Mobley Harrell Property Trust U/T/A dated 4/18/2002	RDT Properties, Inc.	1-Feb-10	Book 5134, Page 243	The Deese Formation underlying the SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Charlotte L. Henderson	RDT Properties, Inc.	1-Mar-10	Book 5149, Page 156	W/2 NW/4 NW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Ada Mildred Moller, deceased apparent heir of Marc S. Moller	RDT Properties, Inc.	1-Feb-10	Book 5134, Page 252	S/2 SE/4 NE/4 and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Kathryn S. Miller-Evans aka Kathryn Stern Moller	RDT Properties, Inc.	1-Feb-10	Book 5143, Page 94	S/2 SE/4 NE/4 and SE/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	John Charles Murphy	RDT Properties, Inc.	1-Mar-10	Book 5134, Page 254 corrected Book 5141, Page 240	N/2 N/2 SE/4 and SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Raymon Stoker	RDT Properties, Inc.	1-Mar-10	Book 5138, Page 60	SE/4 NE/4 and W/2 NE/4 less SW/4 SW/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Merco of Oklahoma, Inc	RDT Properties, Inc.	1-Feb-10	Book 5128, Page 233	NE/4 NE/4of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	ECS Production, LLC	RDT Properties, Inc.	1-Feb-10	Book 5134, Page 246	NE/4 NE/4of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Charles M. Lynch	RDT Properties, Inc.	1-Feb-10	Book 5271, Page 11	N/2 N/2 SE/4 NE/4of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Ross W. Coe Trust	RDT Properties, Inc.	21-Jun-10	Book 5178, Page 113	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Jack Pot Irrevocable Trust dated 9/30/1977	RDT Properties, Inc.	1-Feb-10	Book 5183, Page 148	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Euna Mae Heenan Trust	RDT Properties, Inc.	1-Mar-10	Book 5183, Page 141	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Robert A. Hefner IV Trust	RDT Properties, Inc.	1-Mar-10	Book 5183, Page 154	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Charles Ray Hefner Trust	RDT Properties, Inc.	1-Feb-10	Book 5183, Page 150	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Catherine Eva Hefner Trust	RDT Properties, Inc.	1-Mar-10	Book 5183, Page 152	NE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Cynthia Ann Corley Trust	RDT Properties, Inc.	18-Mar-10	Book 5134, Page 248	W/2 NE/4 and SE/4 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Charles D. Gandillon	RDT Properties, Inc.	1-Feb-10	Book 5128, Page 93	W/2 NW/4 NW/4 SE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Dorris O. Coffey	J.M. Huber Corporation	20-Jan-68	Book 578, Page 626	E/2 NE/4 of Section 32, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Billy Jack Stringer	David W. Potts Land & Exploration	24-Jul-08	Book 4883, Page 75	S/2 SW/4, S/2 S/2 N/2 SW/4 and, S/2 N/2 S/2 N/2 SW/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Anna Louise Grissom	David W. Potts Land & Exploration	25-Jul-08	Book 4909, Page 189	S/2 SW/4, S/2 S/2 N/2 SW/4 and, S/2 N/2 S/2 N/2 SW/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Milford Corporation	David W. Potts Land & Exploration	10-Sep-08	Book 4909, Page 228	S/2 SW/4, S/2 S/2 N/2 SW/4 and, S/2 N/2 S/2 N/2 SW/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Jones-Kalkman Mineral Company, a partnership composed of LaWayne E. Jones & Joe Kalkman	RDT Properties, Inc.	21-May-10	Book 5183, Page 156	W/2 NW/4 NE/4 SE/4 and NW/4 SE/4 and SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 and E/2 NW/4 NE/4 SE/4 and E/2 NE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Lisa Ingram	Reagan Smith Energy Solutions, Inc.	15-Jun-10	Book 5171, Page 74	W/2 NW/4 NE/4 SE/4, NW/4 SE/4, SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Angelitta Wildermuth	Reagan Smith Energy Solutions, Inc.	15-Jun-10	Book 5171, Page 76	W/2 NW/4 NE/4 SE/4, NW/4 SE/4, SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Shawna Whitecotton	Reagan Smith Energy Solutions, Inc.	16-Jun-10	Book 5176, Page 46	W/2 NW/4 NE/4 SE/4, NW/4 SE/4, SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Diana Starr Linch	Reagan Smith Energy Solutions, Inc.	15-Jun-10	Book 5176, Page 39	W/2 NW/4 NE/4 SE/4, NW/4 SE/4, SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Stephenson Bond	Reagan Smith Energy Solutions, Inc.	15-Jun-10	Book 5185, Page 84	W/2 NW/4 NE/4 SE/4, NW/4 SE/4, SW/4 NE/4 SE/4 and N/2 SW/4 SE/4 and NW/4 SE/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Everett B. Buckholtz, et ux	Don Cude	15-Nov-67	Book 578, Page 601

SW/4 NW/4 SE/4, SW/4 SE/4 (less 5 acs released 6-7-83) of Section 28, Township 4 South, Range 1 East & S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4, N/2 NW/4 SE/4, SW/4 NW/4 SE/4, NW/4 SW/4 SE/4 of Section 33, Township 4 South, Range 1 East

Carter County, Oklahoma
AWDU	J.B. Rickets	Don Cude	15-Nov-67	Book 578, Page 603	S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Don A. Rickets	Don Cude	15-Nov-67	Book 578, Page 605	S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma

AWDU	Cheryl Gray Rickets	Don Cude	27-Nov-67	Book 578, Page 607	S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4, of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Guy M. Harris	Don Cude	30-Nov-67	Book 578, Page 609	S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4, N/2 NW/4 SE/4, SW/4 NW/4 SE/4 of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Christine Rickets Harrison	Don Cude	2-Jan-68	Book 578, Page 612	S/2 NW/4, S/2 N/2 NW/4, W/2 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4, of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Marion C. Cruce et ux	C.W. Van Eaton	31-Jan-69	Book 592, Page 440	S/2 N/2 NW/4, SW/4 NW/4 NE/4, NW/4 SW/4 NE/4of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	Eliza Cruce Hall et vir	C.W. Van Eaton	31-Jan-69	Book 592, Page 442	S/2 N/2 NW/4, SW/4 NW/4 NE/4, NW/4 SW/4 NE/4of Section 33, Township 4 South, Range 1 East	Carter County, Oklahoma
AWDU	C.W. Van Eaton	J.M. Huber Corporation	13-Feb-69	Book 592, Page 446

S/2 NW/4, N/2 NW/4 SW/4, N/2 N/2 S/2 NW/4 SW/4, NW/4 NW/4 NE/4, E/2 W/2 NE/4, SW/4 SW/4 NE/4, W/2 E/2 NE/4, SE/4 SE/4 NE/4, S/2 N/2 NW/4, SW/4 NW/4 NE/4, NW/4 SW/4 NE/4, N/2 NW/4 SE/4, SW/4 NW/4 SE/4, NW/4 SW/4 SE/4 of Section 33, Township 4 South, Range 1 East

Carter County, Oklahoma
AWDU	Dorris O. Coffey	J.M. Huber Corporation	20-Jan-68	Book 578, Page 626

NW/4 SW/4 SW/4 less east 250 ft. of south 211ft., SW/4 SW/4 SW/4 less east 250 ft. of Section 28, Township 4 South, Range 1 East & N/2 N/2 NW/4 of Section 33, Township 4 South, Range 1 East & NE/4 NE/4 of Section 32, Township 4 South, Range 1 East

Carter County, Oklahoma

Property	Lessor:	Lessee:	Date:	Recorded:	Description:	County, State
HDSU	Zelda Danna Paschall, as widow	W. M Bryan, Inc.	28-Nov-78	Book 236, Page 792	All of Lots 1, 2 and 3 of Section 7-6S-1W	Love County, OK
HDSU	Frances Dixon	James L. Kirk	5/22/1979	Book 242, Page 131	E/2 SE/4 SW/4 & SW/4 SE/4 SW/4 of Section 6-6S-1W	Love County, OK
HDSU	Sun Oil Company	Samedan	4/1/1980	Book 262, Page 306	E/2 SE/4 SW/4 & SW/4 SE/4 SW/4 of Section 6-6S-1W	Love County, OK
HDSU	Jerome C Sullivan Jr and Marilynn V Sullivan, his wife and Sonja Sullivan Adams, a single person	Brooks Hall Oil Corporation	9-Dec-80	Book 269, Page 481	E/2 SW/4 of Section 1-6S-2W	Love County, OK
HDSU	Jerome C. Sullivan, Jr. et ux & Sonja Sullivan Adams	Brooks Hall Oil Corporation	9-Dec-80	Book 269, Page 481	E/2 SW/4 of Section 1-6S-2W	Love County, OK
HDSU	Samedan Oil Corporation	Nondorf Oil & Gas, Inc.	24-Feb-82	Book 290, Page 376	Lot 2 of Section 1-6S-2W	Love County, OK
HDSU	The Hefner Company	T.C. Craighead	24-Jun-78	Book 233, Page 168	Lots 1 & 2 of Section 1-6S-2W,	Love County, OK
HDSU	J.E. Devine	T.C. Craighead	12-Jun-78	Book 233, Page 174	Lots 1 & 2 of Section 1-6S-2W,	Love County, OK
HDSU	J.E. Devine	T.C. Craighead	12-Jun-78	Book 233, Page 174	Lots 1 & 2 of Section 1-6S-2W, Insofar and only insofar as said Lease covers the W/2 NE/4	Love County, OK
HDSU	Jane Sanders Galt	Tom R. Gray, Jr.	29-Dec-75	Book 217, Page 523	Lots 1 & 2 of Section 1-6S-2W, Insofar and only insofar as said Lease covers the W/2 NE/4	Love County, OK
HDSU	Ruby Justin	T.C. Craighead	12-Jun-78	Book 233, Page 172	Lots 1 &2 of Section 1-6S-2W,	Love County, OK
HDSU	Wilma Choate, Willis Choate III, Marjorie Norene Choate	T.C. Craighead	12-Jun-78	Book 233, Page 170	Lots 1 &2 of Section 1-6S-2W	Love County, OK
HDSU	Ruby Justin	T.C. Craighead	12-Jun-78	Book 233, Page 172	Lots 1 &2 of Section 1-6S-2W, Insofar and only insofar as said lease covers the W/2 NE/4	Love County, OK
HDSU	Wilma Choate, Willis Choate III, Marjorie Norene Choate	T.C. Craighead	12-Jun-78	Book 233, Page 171	Lots 1 &2 of Section 1-6S-2W, Insofar and only insofar as said lease covers the W/2 NE/4	Love County, OK
HDSU	Mary Alice Scheflow & O. W., w/h; & Addison Burr Foss	T. C. Craighead	11/21/1975	Book 217, Page 51	Lots 3 & 4 & S/2 NW/4 aka NW/4 of Section 6-6S-1W	Love County, OK
HDSU	Paul D. Sullivan Jr., Mercedes Curry, Patrick Sullivan & Frances Dunbar	T.C. Craighead	18-Mar-74	Book 205, Page 82	Lots 6 & 7 aka W/2 SW/4 of Section 6-6S-1W	Love County, OK
HDSU	Paul D. Sullivan Jr., Mercedes Curry, Patrick Sullivan, Frances Dunbar	T.C. Craighead	5-Mar-74	Book 205, Page 82	Lots 6 & 7 aka W/2 SW/4 of Section 6-6S-1W	Love County, OK

HDSU	Gladys Pearl Cox, a widow	Patrick Dailey, Inc.	19-Nov-82	Book 302, Page 7	N/2 NE/4 SE/4 and N/2 S/2 NE/4 SE/4 of Section 2-6S-2W	Love County, OK
HDSU	Maggie L. Stevens, formerly Evans, and Roy Stevens, wife and husband	Patrick Dailey, Inc.	19-Nov-82	Book 302, Page 9	N/2 NE/4 SE/4 and N/2 S/2 NE/4 SE/4 of Section 2-6S-2W	Love County, OK
HDSU	Alta Carter	J.D. Simmons, Inc.	18-Dec-78	Book 240, Page 93	N/2 SE/4 SW/4 & SE/4 SE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Jess Aderholt	J.D. Simmons, Inc.	18-Dec-78	Book 239, Page 847	N/2 SE/4 SW/4 & SE/4 SE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Louise Mitchell	J.D. Simmons, Inc.	18-Dec-78	Book 239, Page 849	N/2 SE/4 SW/4 & SE/4 SE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Joe Martin Jr.	H. L. Gaston III	5/24/2006	Book 627, Page 138	N/2 SW/4 SW/4 of Section 8-6S-1W	Love County, OK
HDSU	Larry Martin	H. L. Gaston III	5/24/2006	Book 629, Page 80	N/2 SW/4 SW/4 of Section 8-6S-1W	Love County, OK
HDSU	Jeanne Kay Ladouceur, Now Cockrill, & James W., w/h	Murrco Inc.	6/13/2003	Book 583, Page 25	N/2, less SE/4 SE/4 NW/4 & SW/4 SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	J. E. Devine	T.C. Craighead	27-Jun-78	Book 233, Page 154	NE NW & E/2 NW NW & E/2 SE NW & a 21 acre tract,	Love County, OK
HDSU	Jess Aderholt	J. D. Simmons, Inc.	12/18/1978	Book 239, Page 847	NE/4 NE/4 NW/4 & N/2 NE/4 & E/2 SE/4 NE/4 & SE/4 SW/4 & SE/4 SE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Lawrence S. McGee Jr. & Mary McGee Boggs	Nondorf Oil & Gas Inc.	16-Dec-80	Book 269, Page 841	NE/4 NE/4, N/2 SE/4 NE/4, SW/4 SE/4 NE/4 of Section 12-6S-2W	Love County, OK
HDSU	J. E. Devine	T.C. Craighead	27-Jun-78	Book 233, Page 154

NE/4 NW/4 & E/2 NW/4 NW/4 & E/2 SE/4 NW/4 & a 20 acre tract described as: beginning at a point 220 yards W of center of Sec. 8, thence W 210 yards, N 400 yards, W 230 yards, N 40 yards, E 440 yards and S 440 yards to point of beginning, all in Section 8-6S-1W

Love County, OK
HDSU	MCBA Van Eaton Partnership	Philip M. Lowry	6/20/1982	Book 296, Page 187	NE/4 NW/4 SE/4 of Section 2, Township 6 South, Range 2 West	Love County, OK
HDSU	Neil R Monson & Juanita R. Monson Revocable Living Trust	H. L. Gaston III	4/8/2005	Book 609, Page 231	NE/4 NW/4 SW/4 & NW/4 NE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Alfred A. Drummond	The Anschutz Corporation	25-Jun-81	Book 287, Page 447	NE/4 NW/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	L.A. Edwards, Jr. Testamentary Trustee under the Last Will and Testament of L. A. Edwards, deceased	Nondorf Oil & Gas, Inc.	25-Nov-85	Book 359, Page 24	NW/4 NE/4 of Section 1-6S-2W	Love County, OK

HDSU	Billie Ann Carnes	H. L. Gaston III	12/8/2004	Book 604, Page 610	NW/4 NW/4 SW/4 & SE/4 NW/4 SW/4 & SW/4 NE/4 SW/4 & E/2 SW/4 SW/4 & N/2 NW/4 SE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Curtis Combs	H. L. Gaston III	12/8/2024	Book 608, Page 396	NW/4 NW/4 SW/4 & SE/4 NW/4 SW/4 & SW/4 NE/4 SW/4 & E/2 SW/4 SW/4 & N/2 NW/4 SE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Yvonne Hammond	H. L. Gaston III	12/23/2004	Book 605, Page 271	NW/4 NW/4 SW/4 & SE/4 NW/4 SW/4 & SW/4 NE/4 SW/4 & E/2 SW/4 SW/4 & N/2 NW/4 SE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Bridget Ann Sullivan, now Wicklander	Nondorf Oil & Gas, Inc	16-Nov-82	Book 302, Page 3	NW/4 NW/4, N/2 SW/4 NW/4, SW/4 SW/4 NW/4, of Section 12-6S-2W	Love County, OK
HDSU	Jane Sullivan Elam	Nondorf Oil & Gas, Inc	16-Nov-82	Book 302, Page 5	NW/4 NW/4, N/2 SW/4 NW/4, SW/4 SW/4 NW/4, of Section 12-6S-2W	Love County, OK
HDSU	Elizabeth Elaine Horton, a widow	James W. Williams	15-Sep-78	Book 234, Page 747	NW/4 SE/4 & NE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Fay B. Brown	James W. Williams	15-Sep-78	Book 234, Page 749	NW/4 SE/4 & NE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Joyce Cook now Washburn	James W. Williams	15-Sep-78	Book 234, Page 745	NW/4 SE/4 & NE/4 SW/4 of Section 7-6S-1W	Love County, OK
HDSU	Frances Dunbar	Tom R. Grey, Jr.	2/3/1976	Book 219, Page 91	NW/4 SW/4 & NW/4 SE/4 SW/4 of Section 6-6S-1W	Love County, OK
HDSU	Paul D. Sullivan, Patrick D. Sullivan & Mercedes Curry	Tom R. Gray Jr.	12/8/1975	Book 217, Page 527	NW/4 SW/4 & NW/4 SE/4 SW/4 of Section 6-6S-1W	Love County, OK
HDSU	Douglas C. Dillard	Neil R. & Juanita Monson	7/18/1983	Book 312, Page 172	S/2 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	James L. Steel	Bill J. Brown, assigned to Edwin L. Cox & Berry R. Cox	7/13/1983	Book 315, Page 730	S/2 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Marcella L. Deakins	Edwin L. Cox & Berry R. Cox	6/10/1983	Book 313, Page 126	S/2 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Robert S. Hill & Betty, h/w	Edwin L. Cox & Berry R. Cox	6/10/1983	Book 313, Page 126	S/2 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Kathleen Lois Pickner	Neil R. & Juanita Monson	3/10/1983	Book 306, Page 38	S/2 NE/4 of Section 2-6S-2W	Love County, OK
HDSU	Margaret Pride	Neil R. & Juanita Monson	6/8/1983	Book 310, Page 138	S/2 NE/4 of Section 2-6S-2W	Love County, OK
HDSU	Betty Dvorak	H. L. Gaston III	2/11/2005	Book 607, Page 41	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Billie Marie Lindsey	H. L. Gaston III	2/11/2005	Book 607, Page 37	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	George E. Miller Jr. Revocable Trust	H. L. Gaston III	9/19/2006	Book 632, Page 545	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK

HDSU	Goodland Presbyterian Children’s Home	H. L. Gaston III	2/11/2005	Book 608, Page 519	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Joe Martin Jr. & Linda, h/w	H. L. Gaston III	4/11/2005	Book 609, Page 15	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Love Co. Board of Commissioners	H. L. Gaston III	3/16/2005	Book 608, Page 452	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Marilyn Wint	H. L. Gaston III	2/11/2005	Book 607, Page 165	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Peggy Joyce Nadolski	H. L. Gaston III	2/11/2005	Book 606, Page 797	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Verla Jean Evans	H. L. Gaston III	2/11/2005	Book 606, Page 799	S/2 NE/4 SE/4 & SE/4 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Lawrence A Watt, heir of Edith G. Watt, dec.	H. L. Gaston III	4/4/2006	Book 627, Page 138	S/2 SW/4 SW/4 & SE/4 SW/4 of Section 8-6S-1W	Love County, OK
HDSU	Jerome C. Sullivan Jr. et ux. & Sonja Sullivan Adams	T. C. Craighead	3/6/1974	Book 205, Page 168	SE/4 1-6S-2W	Love County, OK
HDSU	Jerome C. Sullivan, Jr. and Marilyn V. Sullivan, his wife; and Sonja Sue Sullivan, now Adams and Peter D. Adams, her husband	T.C. Craighead	6-Mar-74	Book 250, Page 168	SE/4 of Section 1-6S-2W	Love County, OK
HDSU	Jerome C. Sullivan Jr., et ux & Sonja Sullivan Adams	T.C. Craighead	6-Mar-74	Book 205, Page 168	SE/4 of Section 1-6S-2W	Love County, OK
HDSU	H.L. Locke	C.C. Wilkins	20-Dec-77	Book 231, Page 95	SE/4 SE/4 SE/4 & E/2 SW/4 SE/4 SE/4 of Section 2-6S-2W	Love County, OK
HDSU	Lawrence A Watt, heir of Edith G. Watt, dec.	H. L. Gaston III	4/4/2006	Book 627, Page 138	SE/4 SW/4 & S/2 SW/4 SW/4 of Section 8-6S-1W	Love County, OK
HDSU	Alfred A. Drummond	Anschutz Corporation	6/25/1981	Book 287, Page 447	SE/4 SW/4 NW/4 & SW/4 SE/4 NW/4 & NW/4 NE/4 SW/4 & NE/4 NW/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Charles Guy Tate	Patrick Dailey	23-Jul-82	Book 297, Page 186	SE/4 SW/4 NW/4 & SW/4 SE/4 NW/4 & NW/4 NE/4 SW/4 & NE/4 NW/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Gwendolyn Gentry	Patrick Dailey	23-Jul-82	Book 297, Page 188	SE/4 SW/4 NW/4 & SW/4 SE/4 NW/4 & NW/4 NE/4 SW/4 & NE/4 NW/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	James L Steel	Nondorf Oil & Gas, Inc	10-Nov-82	Book 300, Page 622	SE/4 SW/4 NW/4, of Section 12-6S-2W	Love County, OK
HDSU	Neil R Monson & Juanita R Monson	Nondorf Oil & Gas, Inc	10-Nov-82	Book 300, Page 620	SE/4 SW/4 NW/4, of Section 12-6S-2W	Love County, OK
HDSU	Alfred A Drummond	The Anschutz Corporation	25-Jun-81	Book 287, Page 447	SE/4 SW/4 NW/4, SW/4 SE/4 NW/4, NW/4 NE/4 SW/4, NE/4 NW/4 SW/4 of Section 12-6S-2W	Love County, OK

HDSU	Frank G. Weimer	Patrick Dailey	28-Apr-81	Book 276, Page 649	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Gerald Tucker	T.C. Craighead	12-Jun-78	Book 233, Page 160	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Gladys Birdwell	T.C. Craighead	12-Jun-78	Book 233, Page 162	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Gussie Tucker Lay	T.C. Craighead	12-Jun-78	Book 233, Page 166	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Manette L. Bell & Frank S. Bell	T.C. Craighead	12-Jun-78	Book 233, Page 158	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Marsha Hughes	Crawford Cameron Jr.	27-Jun-80	Book 267, Page 843	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Mary Garth	T.C. Craighead	13-Feb-81	Book 271, Page 526	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Mary Rabbit	Crawford Cameron Jr.	27-Jun-80	Book 267, Page 847	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Melanie Maxon	Crawford Cameron Jr.	27-Jun-80	Book 268, Page 361	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Sibyl Futch	T.C. Craighead	12-Jun-78	Book 233, Page 164	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	Steve A. Tucker, Jr.	Patrick Dailey	2-Feb-81	Book 272, Page 588	SW/4 NE/4 of Section 1-6S-2W	Love County, OK
HDSU	R.A. Hefner Jr. Trustee	ENSTAR Petroleum Company	4/10/1984	Book 327, Page 102	SW/4 SE/4 & S/2 NW/4 SE/4 & NW/4 NW/4 SE/4 of Section 2, Township 6 South, Range 2 West	Love County, OK
HDSU	R.A. Hefner Jr. Trustee	ENSTAR Petroleum Company	4/10/1984	Book 327, Page 105	SW/4 SE/4 & S/2 NW/4 SE/4 & NW/4 NW/4 SE/4 of Section 2, Township 6 South, Range 2 West	Love County, OK
HDSU	R.A. Hefner Jr. Trustee	ENSTAR Petroleum Company	4/10/1984	Book 327, Page 108	SW/4 SE/4 & S/2 NW/4 SE/4 & NW/4 NW/4 SE/4 of Section 2, Township 6 South, Range 2 West	Love County, OK
HDSU	The Hefner Company	Nondorf Oil & Gas, Inc.	1-Aug-84	Book 332, Page 557	SW/4 SE/4 & S/2 NW/4 SE/4 & NW/4 NW/4 SE/4 of Section 2-6S-2W	Love County, OK
HDSU	The Hefner Company	Nondorf Oil & Gas Inc.	8/1/1984	Book 332, Page 557	SW/4 SE/4 and S/2 NW/4 SE/4 and NW/4 NW/4 SE/4 of Section 2-6S-2W	Love County, OK
HDSU	Charles Guy Tate, a married man dealing in his own and separate property	Patrick Dailey Inc	23-Jul-82	Book 297, Page 186	SW/4 SE/4 NW/4, SE/4 SW/4 NW/4, NE/4 NW/4 SW/4, NW/4 NE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Gwendolyn Gentry, a married woman dealing in her own and separate property	Patrick Dailey, Inc	23-Jul-82	Book 297, Page 188	SW/4 SE/4 NW/4, SE/4 SW/4 NW/4, NE/4 NW/4 SW/4, NW/4 NE/4 SW/4 of Section 12-6S-2W	Love County, OK
HDSU	Roberta Anne Boland, a single woman	Patrick Dailey Inc	23-Jul-82	Book 297, Page 184	SW/4 SE/4 NW/4, SE/4 SW/4 NW/4, NE/4 NW/4 SW/4, NW/4 NE/4 SW/4 of Section 12-6S-2W	Love County, OK

HDSU	Lawrence S McGee, Jr. and Mary McGee Boggs	Nondorf Oil & Gas, Inc.	16-Dec-80	Book 269, Page 839	W/2 NE/4 of Section 12-6S-2W	Love County, OK
HDSU	The Tippit Trust	H. L. Gaston III	12/8/2004	Book 604, Page 298	W/2 SE/4 of Section 12-6S-2W	Love County, OK
HDSU	Norwich University	H. L. Gaston III	7/10/2006	Book 629, Page 266	W/2 SE/4 of Section 6-6S-1W	Love County, OK
HDSU	Pamela Riddle Richardson	H. L. Gaston III	2/15/2005	Book 607, Page 276	W/2 SE/4 of Section 6-6S-1W	Love County, OK
HDSU	Pamela Riddle Richardson Trust	H. L. Gaston III	2/15/2005	Book 607, Page 278	W/2 SE/4 of Section 6-6S-1W	Love County, OK
HDSU	Jerome C. Sullivan Jr. et ux. & Sonja Sullivan Adams	Brooks Hall Oil Corporation	12/9/1980	Book 269, Page 479	W/2 SW/4 1-6S-2W	Love County, OK
HDSU	Jerome C. Sullivan, Jr. et ux & Sonja Sullivan Adams	Brooks Hall Oil Corporation	9-Dec-80	Book 269, Page 479	W/2 SW/4 of Section 1-6S-2W	Love County, OK
HDSU	H. G. Nelms estate	H. L. Gaston III	1/25/2006	Book 628, Page 396	W/2 SW/4 SW/4 & SW/4 NW/4 SW/4 & S/2 SE/4 SW/4 of Section 12-6S-2W	Love County, OK

It is the intent for this instrument to assign and include all of Assignors right title and interest in and to all wells, interests and lands in All of Section 1, the East Half (E/2) of Section 2, the North Half of the Northeast Quarter (N/2 NE/4) of Section 11 and All of Section 12 of Township 6 South, Range 2 West, and the West Half  and the Southwest Quarter of the Southeast Quarter (W/2 and SW/4 SE/4) of Section 6, all of Section 7 and the West Half (W/2) of Section 8, Township 6 South, Range 1 West, Love County, Oklahoma, whether such interests and/or wells are properly described herein or not, including the following:

Highlands Deese Sand Unit  covered by Oklahoma Corporation Commission Order No. 553162, Cause CD No:  200703221-T/O, dated April 8th 2008, covering All of Section 1, the East Half (E/2) of Section 2, the North Half of the Northeast Quarter (N/2 NE/4) of Section 11 and All of Section 12 of Township 6 South, Range 2 West, and the West Half  and the Southwest Quarter of the Southeast Quarter (W/2 and SW/4 SE/4) of Section 6, all of Section 7 and the West Half (W/2) of Section 8, Township 6 South, Range 1 West, Love County, Oklahoma containing 2964.3 acres, more or less

Property	Lessor:	Lessee:	Date:	Recorded:	Description:	County, State
BSDSU	Susan M. Merkel	Arbuckle Enterprises, Inc.	1-Jun-05	Book 612, Page 230	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NE/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Gladys M. Holt	Arbuckle Enterprises, Inc.	20-Apr-05	Book 609, Page 178	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Alta Mapp	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 835	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Willie Allen Bowden	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 833	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Robert O. Bowden	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 831	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK

BSDSU	Joan M. Akers	Arbuckle Enterprises, Inc.	18-Nov-04	Book 606, Page 606	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Novella Shebester	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 819	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Jimmy H. Bowden	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 821	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Bobby R. Bowden	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 823	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Anna Jean Cullum	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 825	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Charles D. Bowden	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 827	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Paula Phillips	Arbuckle Enterprises, Inc.	20-Apr-05	Book 608, Page 829	E/2 NW/4 NW/4, SW/4 NE/4 NW/4 & E/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Bruce E. Davis, Successor Trustee ULWT Marie Giffey	Arbuckle Enterprises, Inc.	30-Jun-05	Book 613, Page 695	E/2 NW/4 of Section 21, Township 6 South, Range 1 West	Love County, OK
BSDSU	Rita Jean Teafatiller, now Gantt	Arbuckle Enterprises, Inc.	18-Nov-04	Book 604, Page 239	N/2 NE/4 NW/4 and SE/4 NE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Jack Rhea Jones	Arbuckle Enterprises, Inc.	18-Nov-04	Book 604, Page 243	N/2 NE/4 NW/4 and SE/4 NE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Crawford Cameron, Jr.	Arbuckle Enterprises, Inc.	1-Feb-05	Book 611, Page 462	N/2 NE/4 NW/4 and SE/4 NE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	James E. Cruson	Arbuckle Enterprises, Inc.	25-May-05	Book 612, Page 814	N/2 NE/4 NW/4 and SE/4 NE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Edward Lewis Cruson	Arbuckle Enterprises, Inc.	25-May-05	Book 612, Page 228	N/2 NE/4 NW/4 and SE/4 NE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Paschall Properties, Inc.	Arbuckle Enterprises, Inc.	23-Nov-04	Book 605, Page 138	N/2 SE/4 SE/4 and SW/4 SE/4 SE/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	Susan P. Paschall Inter Vivos Trust No. 1	Arbuckle Enterprises, Inc.	23-Nov-04	Book 605, Page 135	N/2 SE/4 SE/4 and SW/4 SE/4 SE/4 of Section 20, Township 6 South, Range 1 West	Love County, OK

BSDSU	Maurine Graves Trust, dated February 18, 1998	Arbuckle Enterprises, Inc.	23-Nov-04	Book 604, Page 773	NE/4 NE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK
BSDSU	Willis Martin	Crawford Cameron, Jr.	2-Dec-80	Book 269, Page 608	NW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Marie J. Giffey Trust	Crawford Cameron, Jr.	2-Dec-80	Book 269, Page 618	NW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Hunter P. Davis	Crawford Cameron, Jr.	2-Dec-80	Book 269, Page 620	NW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Bruce E. Davis, Trustee	Arbuckle Enterprises, Inc.	1-Feb-05	Book 606, Page 608	NW/4 SW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	W. W. Martin, L.L.C.	Arbuckle Enterprises, Inc.	23-Nov-04	Book 604, Page 771	NW/4 SW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Pamela Riddle Richardson	Arbuckle Enterprises, Inc.	18-Nov-04	Book 604, Page 79	S/2 NE/4 NW/4, N/2 SE/4 NW/4 and SE/4 SE/4 NW/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	W. G. Cox Revocable Family Trust, dated November 30,1990	Arbuckle Enterprises, Inc.	1-Feb-05	Book 607, Page 575	SE/4 SE/4 SE/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	Shaw Energy, Inc.	Arbuckle Enterprises, Inc.	1-Feb-05	Book 607, Page 579	SE/4 SE/4 SE/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	Kenneth Speer	Arbuckle Enterprises, Inc.	1-Feb-05	Book 607, Page 577	SE/4 SE/4 SE/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	C. W. Chapman	J. D. Simmons, Inc.	10-Jan-79	Book 239, Page 463	SW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Turner & Mary E. Roughton	J. D. Simmons, Inc.	10-Jan-79	Book 237, Page 338	SW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Brady H. & Lorene Chambers	J. D. Simmons, Inc.	30-Nov-78	Book 239, Page 375	SW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Baptist Foundation of Oklahoma	J. D. Simmons, Inc.	19-Mar-79	Book 240, Page 859	SW/4 NW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Joe N. Moxley Family Trust	T. C. Craighead	22-May-79	Book 243, Page 195	SW/4 NW/4 of Section 16, Township 6 South, Range 1 West from surface to 10,652’	Love County, OK
BSDSU	Cora G. Lehew	Arbuckle Enterprises, Inc.	23-Nov-04	Book 604, Page 769	SW/4 SW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Jane Morris	Arbuckle Enterprises, Inc.	1-Feb-05	Book 607, Page 118	SW/4 SW/4 of Section 16, Township 6 South, Range 1 West	Love County, OK
BSDSU	Suzie Salowe Trust dated July 11, 2001	Arbuckle Enterprises, Inc.	23-Nov-04	Book 605, Page 519	W/2 NE/4 NW/4 and S/2 SE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK
BSDSU	The Nathan Family Trust	Arbuckle Enterprises, Inc.	23-Nov-04	Book 605, Page 522	W/2 NE/4 NW/4 and S/2 SE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK

BSDSU	Judith Citrin	Arbuckle Enterprises, Inc.	23-Nov-04	Book 605, Page 525	W/2 NE/4 NW/4 and S/2 SE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK
BSDSU	Ricky & Linda Banks	Arbuckle Enterprises, Inc.	18-Nov-04	Book 606, Page 600	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	David Kent Williams, Ellen Williams Loard & Becky Williams Evans	Arbuckle Enterprises, Inc.	18-Nov-04	Book 606, Page 602	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	J. R. Williams Revocable Trust	Arbuckle Enterprises, Inc.	18-Nov-04	Book 607, Page 573	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Lynn Watkins Trust	Arbuckle Enterprises, Inc.	18-Nov-04	Book 604, Page 241	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Merco of Oklahoma, Inc.	Arbuckle Enterprises, Inc.	23-Nov-04	Book 610, Page 503	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Jim Pool Jr	RDT Properties, Inc	1-Jun-06	Book -629, Page 408	E/2 NW/4 of Section 20, Township 6 South, Range 1 West	Love County, OK
BSDSU	Map Resources, Inc.	RDT Properties, Inc	1-Jun-06	Book 629, Page 637	W/2 NW/4 NW/4, SW/4 NW/4 & W/2 SE/4 NW/4 of Section 17, Township 6 South, Range 1 West	Love County, OK
BSDSU	Pamela B Drew	RDT Properties, Inc	1-Jun-06	Book 629, Page 272	N/2 SE/4 NW/4 and SE/4 NE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK
BSDSU	Sara Grace Tucker	RDT Properties, Inc	1-Jun-06	Book 631, Page 68	N/2 SE/4 NW/4 and SE/4 NE/4 NW/4 of Section 18, Township 6 South, Range 1 West	Love County, OK

It is the intent for this instrument to assign and include all of Assignors right, title and interest in and to all wells and interests in the SE/4 of Section 8-6S-1W, W/2 W/2 of Section 16-6S-1W, All of Section 17-6S-1W, E/2 NW/4; NE/4 ; E/2 SE/4 of Section 18-6S-1W, E/2 NW/4; NE/4; E/2 SE/4 of Section 20-6S-1W and W/2 of Section 21-6S-1W, Love County, Oklahoma, whether such interests are properly described herein or not, including but not limited to the following:

Battle Springs Deese Sand Unit established under Oklahoma Corporation Commission Order #524732, Cause CD 200507484-T, covering the Southeast Quarter (SE/4) of Section 8 and the East Half of the Northwest Quarter and the East Half of the Southeast Quarter and the Northeast Quarter (E/2 NW/4 & E/2 SE/4 & NE/4) of Section 18 and all of Section 17 and the W/2 of the W/2 (W/2 W/2) of Section 16 and the East Half of the Northwest Quarter and the East Half of the Southeast Quarter and the Northeast Quarter (E/2 NW/4 & E/2 SE/4 & NE/4) of Section 20 and the West Half (W/2) of Section 21 of Township 6 South, Range 1 West, Love County, Oklahoma, containing 1920 acres, more or less.

Property	Lessor:	Lessee:	Recorded:	Date:	Description:	County, State
EHU	Thelma E. Crosby Burnett	Arbuckle Enterprises, Inc.	Book 618, Page 12	9/13/2005	W/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Burl and Lamona Bone, husband and wife	Arbuckle Enterprises, Inc.	Book 620, Page 290	12/1/2005	W/2 NE/4 NE/4, SE/4 NE/4 and NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Estate of Jack A. Crosby, deceased, Joyce L. Crosby, Personal Representative	Arbuckle Enterprises, Inc.	Book 637, Page 163	12/20/2006	W/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Sandra Kay Whitaker	Arbuckle Enterprises, Inc.	Book 641, Page 349	2/6/2007	W/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Williams Family Limited Partnership	Arbuckle Enterprises, Inc.	Book 617, Page 3	9/13/2005	W/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Susan K. Stroman Fox	Arbuckle Enterprises, Inc.	Book 617, Page 9	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Alicia W. Stroman Trust dated April 8, 1982, Marguerite Stroman Russell, sole trustee	Arbuckle Enterprises, Inc.	Book 618, Page 16	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Ewing Byron Stroman	Arbuckle Enterprises, Inc.	Book 617, Page 655	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	John M. Stroman	Arbuckle Enterprises, Inc.	Book 617, Page 5	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Josh H. Stroman	Arbuckle Enterprises, Inc.	Book 617, Page 7	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Elmer Stroman Trust dated April 8, 1982, Marguerite Stroman Russell, sole trustee	Arbuckle Enterprises, Inc.	Book 618, Page 14	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Victoria H. Tanzman	Arbuckle Enterprises, Inc.	Book 619, Page 832	9/13/2005	E/2 NE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Carol Abel 1984 Revocable Trust u/a dated April 17, 1984, Carol Abel Trustee	Arbuckle Enterprises, Inc.	Book 633, Page 237	8/25/2006	SE/4 NE/4 and NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Sophia Lea Barker and Jeff O. Barker, wife and husband	Arbuckle Enterprises, Inc.	Book 619, Page 521	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Burl and Lamona Bone	Arbuckle Enterprises, Inc.	Book 620, Page 290	12/1/2005	W/2 NE/4 NE/4; SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Ella Jean Cary	Arbuckle Enterprises, Inc.	Book 618, Page 315	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Geremy G. Cochran Trust created July 16, 2004, Geremy G. Cochran s/p/a Geremy Guy Cochran, individually and Trustee	Arbuckle Enterprises, Inc.	Book 617, Page 11	9/13/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma

EHU	Alexia Shipman Hattensty, now Copeland and Loyd J. Copeland, her husband	Arbuckle Enterprises, Inc.	Book 622, Page 268	12/1/2005	SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Beth Ann Fint	Arbuckle Enterprises, Inc.	Book 632, Page 761	9/21/2006	SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Lenora Garcia	Arbuckle Enterprises, Inc.	Book 625, Page 23	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Wilbert Renick Gates	Arbuckle Enterprises, Inc.	Book 620, Page 387	10/17/2005	SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Ella Joyce Morris	Arbuckle Enterprises, Inc.	Book 620, Page 385	10/17/2005	SE/4 NE/4; NE/4 SE/4of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Percival J. Renick and Doris Jean Renick, his wife	Arbuckle Enterprises, Inc.	Book 620, Page 389	10/17/2005	SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Katherine Barkley Adams Rice	Arbuckle Enterprises, Inc.	Book 624, Page 810	10/17/2005	SE/4 NE/4; NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	D. C. Shipman	Arbuckle Enterprises, Inc.	Book 619, Page 517	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Denise Shipman	Arbuckle Enterprises, Inc.	Book 622, Page 835	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Gail Scott Shipman	Arbuckle Enterprises, Inc.	Book 619, Page 519	10/17/2005	SE/4 NE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Lorelie Shipman	Arbuckle Enterprises, Inc.	Book 637, Page 666	12/18/2006	SE/4 NE/4; NE/4 SE/4of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Wanda Fay Smith	Arbuckle Enterprises, Inc.	Book 622, Page 696	1/6/2006	SE/4 NE/4; NE/4 SE/4of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Sophia Lea Barker and Jeff O. Barker, wife and husband	Arbuckle Enterprises, Inc.	Book 637, Page 668	12/18/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Ella Jean Cary, a widow	Arbuckle Enterprises, Inc.	Book 622, Page 276	1/4/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Lenora Garcia and John P. Garcia, Jr., wife and husband	Arbuckle Enterprises, Inc.	Book 624, Page 339	1/4/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	D. C. Shipman and Zelma Shipman, his wife	Arbuckle Enterprises, Inc.	Book 622, Page 698	1/4/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Denise Shipman, a widow	Arbuckle Enterprises, Inc.	Book 622, Page 272	1/4/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Gail Scott Shipman	Arbuckle Enterprises, Inc.	Book 624, Page 118	1/4/2006	NE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Opal Brown	Arbuckle Enterprises, Inc.	Book 620, Page 293	10/17/2005	SE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Evelyn Beatrice Henson Revocable Trust, Doyle R Henson Successor Trustee	Arbuckle Enterprises, Inc.	Book 635, Page 264	11/9/2006	SE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Thaylia Suggs a/k/a Thalia J. Suggs	Arbuckle Enterprises, Inc.	Book 620, Page 301	10/17/2005	SE/4 SE/4 of Section 14, Township 6 South, Range 1 West	Love County, Oklahoma

EHU	Opal Brown	Arbuckle Enterprises, Inc.	Book 631, Page 747	8/10/2006	E/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Evelyn Beatrice Henson Revocable Trust, Doyle R Henson Successor Trustee	Arbuckle Enterprises, Inc.	Book 631, Page 749	8/10/2006	E/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Thaylia Suggs a/k/a Thaylia J. Suggs	Arbuckle Enterprises, Inc.	Book 631, Page 535	8/10/2006	E/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Joan M. Akers	Arbuckle Enterprises, Inc.	Book 606, Page 604	12/8/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Burl Bone and Lamona Bone, husband and wife	Arbuckle Enterprises, Inc.	Book 620, Page 295	12/1/2005	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Betty Dvorak	Arbuckle Enterprises, Inc.	Book 604, Page 781	12/8/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Ralph L. Evans and Helen Evans Family Trust dated October 11, 1993, Linda K. Kirby Successor Trustee	Arbuckle Enterprises, Inc.	Book 606, Page 598	11/23/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Verla Jean Evans	Arbuckle Enterprises, Inc.	Book 605, Page 672	12/8/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Kerry K. Freeman	Arbuckle Enterprises, Inc.	Book 634, Page 778	10/23/2006	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Goodland Presbyterian Children’s Home	Arbuckle Enterprises, Inc.	Book 621, Page 10	12/8/2005	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Carol M. Green	Arbuckle Enterprises, Inc.	Book 637, Page 664	12/28/2006	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Board of County Commissioners of Love County OK	Arbuckle Enterprises, Inc.	Book 621, Page 315	12/8/2005	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Harris Bennett Mannahan	Arbuckle Enterprises, Inc.	Book 638, Page 729	2/6/2007	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	John Charles Mannahan	Arbuckle Enterprises, Inc.	Book 638, Page 727	2/6/2007	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Darleen Freeman now Manning a/k/a Darleen Manning a/k/a Darlene Manning	Arbuckle Enterprises, Inc.	Book 634, Page 776	10/23/2006	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Elizabeth Gail Seago	Arbuckle Enterprises, Inc.	Book 638, Page 342	1/2/2007	NE/4 NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Joe and Linda Martin Revocable Trust dated 1/17/02	Arbuckle Enterprises, Inc.	Book 604, Page 777	12/8/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Charlotte Seago	Arbuckle Enterprises, Inc.	Book 640, Page 350	1/11/2007	NE/4 NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma

EHU	Elaine I. Shine	Arbuckle Enterprises, Inc.	Book 605, Page 517	11/23/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Winifred Randall Shine Living Trust, Winifred Randall Shine Trustee	Arbuckle Enterprises, Inc.	Book 605, Page 515	12/8/2004	NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Patricia Ann Goodrich Vinson	Arbuckle Enterprises, Inc.	Book 633, Page 231	10/11/2006	NE/4 NW/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	ECS Production, L.L.C.	Arbuckle Enterprises, Inc.	Book 635, Page 534	12/12/2006	S/2 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Charles Ray Hefner Trust, Robert A. Hefner III Trustee	Arbuckle Enterprises, Inc.	Book 643, Page 3	1/1/2007	S/2 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Robert A. Hefner IV Trust, Robert A. Hefner III Trustee	Arbuckle Enterprises, Inc.	Book 643, Page 5	1/1/2007	S/2 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Catherine Eva Hefner Trust, Robert A. Hefner III Trustee	Arbuckle Enterprises, Inc.	Book 643, Page 7	1/1/2007	S/2 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Lavern Morris a/k/a Laverne Morris	Arbuckle Enterprises, Inc.	Book 604, Page 779	12/8/2004	N/2 NE/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Louise White	Arbuckle Enterprises, Inc.	Book 604, Page 775	12/8/2004	N/2 NE/4 NW/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Carol Abel 1984 Revocable Trust u/a dated April 17, 1984, Carol Abel Trustee	Arbuckle Enterprises, Inc.	Book 633, Page 239	8/25/2006	S/2 NE/4 NW/4 and NW/4 NE/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Jerry Carl Brown	Arbuckle Enterprises, Inc.	Book 644, Page 107	5/2/2007	S/2 NE/4 NW/4 and NW/4 NE/4 of Section 24, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Carolyn Bural	Arbuckle Enterprises, Inc.	Book 622, Page 270	1/4/2006	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Dorothy Jo Copeland	Arbuckle Enterprises, Inc.	Book 620, Page 299	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Beth Ann Fint	Arbuckle Enterprises, Inc.	Book 632, Page 759	9/21/2006	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Mary Pat Floyd, a widow	Arbuckle Enterprises, Inc.	Book 676, Page 569	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Laurie Brown Goetzl	Arbuckle Enterprises, Inc.	Book 641, Page 82	1/11/2007	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Levine Family Trust dated December 22, 1980, Perry Bennett Levine, Successor Trustee	Arbuckle Enterprises, Inc.	Book 619, Page 839	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	John T. MacPherson, II	Arbuckle Enterprises, Inc.	Book 621, Page 174	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Maxwell Avenue Church of Christ a/k/a Maxwell Avenue Church of Christ	Arbuckle Enterprises, Inc.	Book 621, Page 14	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma

EHU	Thomas E. McDonald, Jr.	Arbuckle Enterprises, Inc.	Book 622, Page 274	1/4/2006	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	The Prospect Company	Arbuckle Enterprises, Inc.	Book 624, Page 116	2/9/2006	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Katherine Barkley Adams Rice	Arbuckle Enterprises, Inc.	Book 624, Page 808	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Warren G. Sullivan	Arbuckle Enterprises, Inc.	Book 621, Page 5	12/1/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	The Tipton Home	Arbuckle Enterprises, Inc.	Book 620, Page 291	10/17/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	Westview Boys’ Home	Arbuckle Enterprises, Inc.	Book 625, Page 25	12/30/2005	S/2 NE/4 NW/4 and NW/4 NE/4	Love County, Oklahoma
EHU	C. R. Henson & Evelyn, h/w	Nondorf Oil and Gas	Book 299, Page 483	15-Oct-82	W/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Thaylia Suggs & Mildred, w/h	Nondorf Oil and Gas	Book 299, Page 486	15-Oct-82	W/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	Alva Brown & Opal, h/w	Nondorf Oil and Gas	Book 299, Page 489	15-Oct-82	W/2 SW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	E. L. Evans, Jr. & Jean P. Evans	R. S. Gardenhire, Jr.	Book 267, Page 849	21-Oct-80	NW/4 NW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	A. K. Weiss	J. O. Easley	Book 270, Page 98	19-Dec-80	SW/4 NW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	The Fisher Oil Company	J. O. Easley	Book 275, Page 339	3-Feb-81	SW/4 NW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	S. N. Goldman, a married man, and Margaret K. Goldman, his wife	Patrick Dailey	Book 284, Page 727	9-Oct-81	SW/4 NW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma
EHU	**John Theel	**This interest acquired through Oklahoma Corporation Commission Order No. 212961, Cause CD No. 92783.			SW/4 NW/4 of Section 13, Township 6 South, Range 1 West	Love County, Oklahoma

It is the intent for this instrument to assign and include all of Assignors right, title and interest in and to all wells and interests in the W/2 NW/4 and SW/4 of Section 13-6S-1W, the E/2 NE/4 and E/2 SE/4 of Section 14-6S-1W and NW/4 NE/4 and the NW/4 of Section 24-6S-1W, Love County, Oklahoma, whether such interests and/or wells are properly described herein or not, including but not limited to the following:

Eastman Hills Unit established under Oklahoma Corporation Commission Order #532907, Cause CD 200608546-T, covering the West Half of the Northwest Quarter and the Southwest Quarter (W/2 NW/4 & SW/4) of Section 13 and the East Half of the Northeast Quarter and the East Half of the Southeast Quarter (E/2 NE/4 & E/2 SE/4) of Section 14 and the Northwest Quarter of the Northwest Quarter and the Northwest Quarter (NW/4 NE/4 & NW/4) of Section 24 of Township 6 South, Range 1 West, Love County, Oklahoma, containing 600 acres more or less.

Property	Lessor	Lessee	Date	Recording	Legal Description	County, State
Van Buskirk	Marion Gale Cox	HL Gaston III	12/21/2004	604/759	W/2 SE/4 NE/4	Love County, OK
Van Buskirk	Gloria Fern Craig	HL Gaston III	12/21/2004	605/808	W/2 SE/4 NE/4	Love County, OK
Van Buskirk	Panzy Lue Dudley	HL Gaston III	1/24/2005	606/15	W/2 SE/4 NE/4	Love County, OK
Van Buskirk	Miliford Corporation	HL Gaston III	8/3/2005	614/598	W/2 SE/4 NE/4	Love County, OK
Van Buskirk	Wood Oil Company	HL Gaston III	8/3/2005	615/665	W/2 SE/4 NE/4	Love County, OK
Van Buskirk	Velma O. W. Peterson	RDT Properties, Inc.	11/7/2007	650/152	E/2 NE/4	Love County, OK
Van Buskirk	James A. Stevens	RDT Properties, Inc.	11/7/2007	650/505	E/2 NE/4	Love County, OK
Van Buskirk	L. Mark Edwards	RDT Properties, Inc.	6/1/2008	661/495	Lots 1 & 2 aka N/2 NE/4	Love County, OK
Van Buskirk	Rice Family, LLC	Mid-Con Energy Properties, LLC	12/27/2012	742/491	E/2 NE/4 (limited to the portion of the Deese Formation from Order 602908)	Love County, OK
Van Buskirk	Jane Sanders Galt	Tom R. Gray Jr.	12/29/1975	217/523	Lots 1 & 2 aka N/2 NE/4	Love County, OK
Van Buskirk	Wilma Choate & Willis Choate III	T.C. Craighead	6/12/1978	233/170	Lots 1 & 2 aka N/2 NE/4	Love County, OK
Van Buskirk	Ruby Justin	T.C. Craighead	6/12/1978	233/172	Lots 1 & 2 aka N/2 NE/4	Love County, OK
Van Buskirk	JE Devine	T.C. Craighead	6/12/1978	233/174	Lots 1 & 2 aka N/2 NE/4	Love County, OK
Van Buskirk	The Hefner Company	T.C. Craighead	6/12/1978	233/168	Lots 1 & 2 aka N/2 NE/4	Love County, OK

Property	Lessor	Lessee	Date	Recording	Legal Description	County, State
Walnut Hills	Paschall Properties, Inc.	RDT Properties, Inc	12/10/2008	668/411	NW/4 of 006S-001W-28	Love County, OK
Walnut Hills	Susan P. Paschall, Trustee of the Susan P. Paschall Revocable Inter Vivos Trust # 1 dated 12/23/1993, amended 4/15/2005	RDT Properties, Inc	12/10/2008	668/408	NW/4 of 006S-001W-28	Love County, OK
Walnut Hills	BBT Enterprises Ltd.	David W. Potts Land & Exploration Co	6/23/2011	704/418	NE/4; NE/4 SE/4; E/2 NW/4 SE/4; SW/4 NW/4 SE/4 of Section 28-6S-1W	Love County, OK
Walnut Hills	Stroube Energy Corporation	David W. Potts Land & Exploration Co	6/23/2011	704/420	NE/4; NE/4 SE/4; E/2 NW/4 SE/4; SW/4 NW/4 SE/4 of Section 28-6S-1W	Love County, OK

Walnut Hills	Cheyenne Petroleum Corporation	David W. Potts Land & Exploration Co.	7/22/2008	663/130, 700/56	NE/4; NE/4 SE/4; E/2 NW/4 SE/4; SW/4 NW/4 SE/4 of Section 28-6S-1W	Love County, OK
Walnut Hills	The Prospect Company, a Delaware Corporation	RDT Properties, Inc	10/17/2011	711/150	NE/4; NE/4 SE/4; E/2 NW/4 SE/4; SW/4 NW/4 SE/4 of Section 28-6S-1W	Love County, OK
All right, title and interest, acquired under that certain Pooling Order No. 589646 (Cause CD No. 201103226-T), dated October 3, 2011, in Section 28-T6S-R1W, Love County, OK.

Exhibit “B”

Schedule of Wells

UNIT/LEASE	Property/Well Name	County	State	Sec-Twp-Rng	Well Type	API Number	Current Status	Last MIT Date
Ardmore West Deese Sand Unit	Coffey 2	Carter	OK	Section 29-T4S-R1E	INJ	35-019-25412	SI	7/20/2016
Ardmore West Deese Sand Unit	Coffey 3	Carter	OK	Section 29-T4S-R1E	INJ	35-019-25412	SI	7/20/2016
Ardmore West Deese Sand Unit	Coffey B1	Carter	OK	Section 29-T4S-R1E	Oil	35-019-20639	SI
Ardmore West Deese Sand Unit	Coffey B2	Carter	OK	Section 29-T4S-R1E	Oil	35-019-20760	SI
Ardmore West Deese Sand Unit	Harries Ricketts 1	Carter	OK	Section 33-T4S-R1E	WSW	35-019-00119	SI
Ardmore West Deese Sand Unit	Harries Ricketts 2	Carter	OK	Section 33-T4S-R1E	Oil	35-019-25466	PROD
Ardmore West Deese Sand Unit	Harries Ricketts 3	Carter	OK	Section 33-T4S-R1E	INJ	35-019-25569	SI	1/4/2017
Ardmore West Deese Sand Unit	Van Eaton 1-33	Carter	OK	Section 33-T4S-R1E	Oil	35-019-20602	SI
Ardmore West Deese Sand Unit	Van Eaton 2-33	Carter	OK	Section 33-T4S-R1E	INJ	35-019-25611	SI	3/28/2017
Ardmore West Deese Sand Unit	Van Eaton 3-33	Carter	OK	Section 33-T4S-R1E	INJ	35-019-25702	SI	9/1/2017
Battle Springs Deese Sand Unit	Banks 3 (Outside Unit)	Love	OK	Section 8-T6S-R1W	Oil	35-085-20549	PROD
Battle Springs Deese Sand Unit	Banks 6	Love	OK	Section 17-T6S-R1W	INJ	35-085-20581	INJ	6/30/2015
Battle Springs Deese Sand Unit	Banks 7-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-21094	INJ	10/13/2014
Battle Springs Deese Sand Unit	Banks 8-18	Love	OK	Section 18-T6S-R1W	INJ	35-085-21075	SI	9/24/2014
Battle Springs Deese Sand Unit	Banks 9-18	Love	OK	Section 18-T6S-R1W	Oil	35-085-21105	SI

Battle Springs Deese Sand Unit	Bridge 1-21	Love	OK	Section 21-T6S-R1W	INJ	35-085-20932	INJ	1/15/2013
Battle Springs Deese Sand Unit	C. Banks 1-18	Love	OK	Section 18-T6S-R1W	INJ	35-085-20842	INJ	8/1/2016
Battle Springs Deese Sand Unit	C. Banks 2-18	Love	OK	Section 18-T6S-R1W	INJ	35-085-21108	INJ	7/24/2014
Battle Springs Deese Sand Unit	C. Banks 3-18	Love	OK	Section 18-T6S-R1W	Oil	35-085-21205	PROD
Battle Springs Deese Sand Unit	Cantrell 1	Love	OK	Section 17-T6S-R1W	Oil	35-085-20471	PROD
Battle Springs Deese Sand Unit	Cantrell 2	Love	OK	Section 17-T6S-R1W	INJ	35-085-20706	INJ	6/4/2015
Battle Springs Deese Sand Unit	Davis 1	Love	OK	Section 16-T6S-R1W	WSW	35-085-20580	PROD
Battle Springs Deese Sand Unit	Elaine 1-18	Love	OK	Section 18-T6S-R1W	INJ	35-085-20895	INJ	8/5/2015
Battle Springs Deese Sand Unit	Elaine 3-18	Love	OK	Section 18-T6S-R1W	Oil	35-085-21118	SI
Battle Springs Deese Sand Unit	Folsom 1-20	Love	OK	Section 20-T6S-R1W	INJ	35-085-20913	INJ	6/4/2015
Battle Springs Deese Sand Unit	Folsom 2-20	Love	OK	Section 20-T6S-R1W	Oil	35-085-20945	PROD
Battle Springs Deese Sand Unit	Gilley 20-1	Love	OK	Section 20-T6S-R1W	Oil	35-085-20924	SI
Battle Springs Deese Sand Unit	Gilley 3-20	Love	OK	Section 20-T6S-R1W	Oil	35-085-21090	PROD
Battle Springs Deese Sand Unit	Gilley 4-20	Love	OK	Section 20-T6S-R1W	Oil	35-085-21120	SI
Battle Springs Deese Sand Unit	Green 1-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21077	PROD
Battle Springs Deese Sand Unit	Green 2-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-21101	SI	1/7/2013
Battle Springs Deese Sand Unit	Green 3-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21103	PROD

Battle Springs Deese Sand Unit	Green 4-17"R"	Love	OK	Section 17-T6S-R1W	INJ	35-085-21111/*35-085-21089	SI	9/1/2017
Battle Springs Deese Sand Unit	Green 5-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21121	PROD
Battle Springs Deese Sand Unit	Green 7-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21130	SI
Battle Springs Deese Sand Unit	Green 8-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-21143	INJ	8/21/2014
Battle Springs Deese Sand Unit	Hammer 2-16	Love	OK	Section 16-T6S-R1W	Oil	35-085-21139	PROD
Battle Springs Deese Sand Unit	Hembree 1-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-20857	PROD
Battle Springs Deese Sand Unit	Hembree 2-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-20912	SI
Battle Springs Deese Sand Unit	Hembree 3-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-21074	INJ	1/22/2016
Battle Springs Deese Sand Unit	Hembree 4-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-21144	INJ	10/2/2014
Battle Springs Deese Sand Unit	Joe Moxley 3-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-20921	SI	10/30/2015
Battle Springs Deese Sand Unit	K. Banks 1-18	Love	OK	Section 18-T6S-R1W	Oil	35-085-20919	PROD
Battle Springs Deese Sand Unit	Kirby 1-21	Love	OK	Section 21-T6S-R1W	INJ	35-085-20936	INJ	6/4/2015
Battle Springs Deese Sand Unit	Kirby 2-21	Love	OK	Section 21-T6S-R1W	Oil	35-085-20941	SI
Battle Springs Deese Sand Unit	Kirby 3-21	Love	OK	Section 21-T6S-R1W	Oil	35-085-21185	PROD
Battle Springs Deese Sand Unit	Kirby 4-21	Love	OK	Section 21-T6S-R1W	INJ	35-085-21207	INJ	5/22/2017
Battle Springs Deese Sand Unit	Mead 1	Love	OK	Section 8-T6S-R1W	INJ	35-085-20565	INJ	7/11/2016
Battle Springs Deese Sand Unit	Mead 2-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21107	SI

Battle Springs Deese Sand Unit	Mead 3-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21169	PROD
Battle Springs Deese Sand Unit	Moxley 1-21	Love	OK	Section 21-T6S-R1W	INJ	35-085-20583	INJ	6/11/2015
Battle Springs Deese Sand Unit	Moxley 2-21	Love	OK	Section 21-T6S-R1W	INJ	35-085-20958	INJ	6/9/2015
Battle Springs Deese Sand Unit	Moxley 3-21	Love	OK	Section 21-T6S-R1W	Oil	35-085-21091	SI
Battle Springs Deese Sand Unit	Moxley 4-21	Love	OK	Section 21-T6S-R1W	Oil	35-085-21124	PROD
Battle Springs Deese Sand Unit	Moxley Trust 1-17	Love	OK	Section 17-T6S-R1W	INJ	35-085-20837	INJ	6/11/2015
Battle Springs Deese Sand Unit	Moxley Trust 4-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-20935	PROD
Battle Springs Deese Sand Unit	Pool 2-20	Love	OK	Section 20-T6S-R1W	INJ	35-085-21088	SI	6/13/2016
Battle Springs Deese Sand Unit	Pool 3-20	Love	OK	Section 20-T6S-R1W	Oil	35-085-21125	PROD
Battle Springs Deese Sand Unit	R. Banks 2-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21123	PROD
Battle Springs Deese Sand Unit	R. Banks 3-17	Love	OK	Section 17-T6S-R1W	Oil	35-085-21187	PROD
Eastman Hills Unit	Bean 1	Love	OK	Section 13-T6S-R1W	Oil	35-085-20598	SI
Eastman Hills Unit	Henson 1-13	Love	OK	Section 13-T6S-R1W	INJ	35-085-20714	SI	1/4/2017
Eastman Hills Unit	Henson 2-13	Love	OK	Section 13-T6S-R1W	WSW	35-085-20765	PROD
Eastman Hills Unit	Henson 3-13	Love	OK	Section 13-T6S-R1W	INJ	35-085-21061	INJ	12/10/2014
Eastman Hills Unit	Henson 4-13	Love	OK	Section 13-T6S-R1W	Oil	35-085-21067	PROD
Eastman Hills Unit	Renick 1-14	Love	OK	Section 14-T6S-R1W	INJ	35-085-21069	SI	5/12/2013
Highlands Unit	Banks 10-8	Love	OK	Section 8-T6S-R1W	INJ	35-085-21095	SI	6/13/2016
Highlands Unit	Banks 11-7	Love	OK	Section 7-T6S-R1W	INJ	35-085-21078	INJ	9/17/2014
Highlands Unit	Banks 11-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21122	PROD
Highlands Unit	Banks 12-7	Love	OK	Section 7-T6S-R1W	INJ	35-085-21082	INJ	8/17/2015
Highlands Unit	Banks 12-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21132	PROD
Highlands Unit	Banks 13-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21126	PROD
Highlands Unit	Banks 14-8	Love	OK	Section 8-T6S-R1W	INJ	35-085-21186	INJ	1/28/2014

Highlands Unit	Banks 15-8	Love	OK	Section 8-T6S-R1W	Oil	35-085-21250	PROD
Highlands Unit	Banks 4	Love	OK	Section 7-T6S-R1W	Oil	35-085-20543	INJ	8/6/2014
Highlands Unit	Banks 5-8	Love	OK	Section 8-T6S-R1W	INJ	35-085-20863	INJ	10/2/2014
Highlands Unit	Banks 6-7	Love	OK	Section 7-T6S-R1W	INJ	35-085-21100	INJ	1/4/2017
Highlands Unit	Banks 7-7	Love	OK	Section 7-T6S-R1W	INJ	35-085-21102	INJ	8/2/2016
Highlands Unit	Banks 8-7	Love	OK	Section 7-T6S-R1W	Oil	35-085-21149	PROD
Highlands Unit	Berry Williams 2-7	Love	OK	Section 7-T6S-R1W	Oil	35-085-21173	PROD
Highlands Unit	Daube Wilkins 2-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-21179	INJ	3/29/2017
Highlands Unit	Daube Wilkins 3-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21192	PROD
Highlands Unit	Dunbar 1-6	Love	OK	Section 6-T6S-R1W	INJ	35-085-20923	SI	7/14/2014
Highlands Unit	Dunlap 1-2	Love	OK	Section 2-T6S-R2W	Oil	35-085-20755	SI
Highlands Unit	Miller 11-1	Love	OK	Section 11-T6S-R2W	INJ	35-085-20724	INJ	6/11/2015
Highlands Unit	Miller 2-11	Love	OK	Section 11-T6S-R2W	INJ	35-085-21167	SI	10/8/2014
Highlands Unit	Paschall 1	Love	OK	Section 7-T6S-R1W	Oil	35-085-20625	PROD
Highlands Unit	Paschall 2	Love	OK	Section 7-T6S-R1W	Oil	35-085-20682	PROD
Highlands Unit	Paschall 3-7	Love	OK	Section 7-T6S-R1W	INJ	35-085-21114	SI	1/4/2017
Highlands Unit	PD Sullivan 3-6	Love	OK	Section 6-T6S-R1W	Oil	35-085-21092	PROD
Highlands Unit	Ron 3-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21135	PROD
Highlands Unit	Steel 2	Love	OK	Section 2-T6S-R2W	Oil	35-085-20834	SI
Highlands Unit	Sullivan 10-1	Love	OK	Section 1-T6S-R2W	INJ	35-085-21113	INJ	12/10/2014
Highlands Unit	Sullivan 1-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-20323	SI
Highlands Unit	Sullivan 11-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21133	PROD
Highlands Unit	Sullivan 11-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21129	PROD
Highlands Unit	Sullivan 1-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-20545	INJ	6/16/2014
Highlands Unit	Sullivan 12-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21134	PROD
Highlands Unit	Sullivan 12-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21245	PROD
Highlands Unit	Sullivan 13-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21158	PROD
Highlands Unit	Sullivan 13-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-21127	INJ	1/4/2017
Highlands Unit	Sullivan 14-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21201	PROD
Highlands Unit	Sullivan 14-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-21160	INJ	12/18/2012
Highlands Unit	Sullivan 2	Love	OK	Section 1-T6S-R2W	INJ	35-085-20655	INJ	10/8/2014
Highlands Unit	Sullivan 2-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-20669	PROD
Highlands Unit	Sullivan 3-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-20785	PROD
Highlands Unit	Sullivan 3-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-20691	SI	7/30/2014

Highlands Unit	Sullivan 3-6	Love	OK	Section 6-T6S-R1W	Oil	35-085-21093	PROD
Highlands Unit	Sullivan 4-6	Love	OK	Section 6-T6S-R1W	Oil	35-085-21104	SI
Highlands Unit	Sullivan 5-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-20903	PROD
Highlands Unit	Sullivan 5-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-20829	SI	8/7/2014
Highlands Unit	Sullivan 5-6	Love	OK	Section 6-T6S-R1W	INJ	35-085-21174	INJ	4/30/2013
Highlands Unit	Sullivan 6-1	Love	OK	Section 1-T6S-R2W	INJ	35-085-20889	INJ	9/1/2017
Highlands Unit	Sullivan 6-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-20897	SI
Highlands Unit	Sullivan 6-2	Love	OK	Section 6-T6S-R1W	Oil	35-085-20910	INA
Highlands Unit	Sullivan 6-6	Love	OK	Section 6-T6S-R1W	Dry	35-085-21246
Highlands Unit	Sullivan 7-1	Love	OK	Section 1-T6S-R1W	Oil	35-085-20867	PROD
Highlands Unit	Sullivan 7-12	Love	OK	Section 12-T6S-R2W	INJ	35-085-21100	SI	6/13/2016
Highlands Unit	Sullivan 8-1	Love	OK	Section 1-T6S-R2W	INJ	35-085-21081	INJ	8/17/2015
Highlands Unit	Sullivan 8-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21159	PROD
Highlands Unit	Sullivan 9-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21109	SI
Highlands Unit	Sullivan 9-12	Love	OK	Section 12-T6S-R2W	Oil	35-085-21220	PROD
Highlands Unit	Sullivan A-1	Love	OK	Section 1-T6S-R2W	INJ	35-085-20487	INJ	8/8/2014
Highlands Unit	Tom 1-2	Love	OK	Section 2-T6S-R2W	INJ	35-085-20726	INJ	9/3/2014
Highlands Unit	Tom 3-2	Love	OK	Section 2-T6S-R2W	Oil	35-085-21106	SI
Highlands Unit	Tom 4-2	Love	OK	Section 2-T6S-R2W	Oil	35-085-21150	PROD
Highlands Unit	Van Buskirk 2-1	Love	OK	Section 1-T6W-R2W	INJ	35-085-20884	INJ	9/3/2014
Highlands Unit	Van Buskirk 4-1	Love	OK	Section 1-T6S-R2W	INJ	35-085-25223	INJ	10/16/2015
Highlands Unit	VanBuskirk 1	Love	OK	Section 1-T6S-R2W	Oil	35-085-20384	PROD
Highlands Unit	VanBuskirk 5-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21086	PROD
Highlands Unit	VanBuskirk 6-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21087	PROD
Highlands Unit	VanBuskirk 7-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21128	PROD
Highlands Unit	VanBuskirk 8-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21175	PROD
Highlands Unit	VanBuskirk 9-1	Love	OK	Section 1-T6S-R2W	Oil	35-085-21181	PROD
Highlands Unit	Vick 2-7	Love	OK	Section 7-T6S-R1W	DRY	35-085-21089
Highlands Unit	WJ Banks 1-6	Love	OK	Section 6-T6S-R1W	INJ	35-085-20428	INA	8/8/2014
Pinkerton	Pinkerton 1-10 (Outside Unit)	Carter	OK	Section 10-T5S-R2W	Oil	35-019-25221	PROD
Pinkerton	Pinkerton 3-10 (Outside Unit)	Carter	OK	Section 10-T5S-R2W	Oil	35-019-25536	PROD
SE Hewitt Unit	Chaney 1-14	Carter	OK	Section 14-T5S-R2W	Oil	35-019-23365	PROD

SE Hewitt Unit	Collins 1-15	Carter	OK	Section 15-T5S-R2W	Oil	35-019-23202	SI
SE Hewitt Unit	Collins 2-15	Carter	OK	Section 15-T5S-R2W	Oil	35-019-24909	PROD
SE Hewitt Unit	Collins 3-15	Carter	OK	Section 15-T5S-R2W	Oil	35-019-25319	PROD
SE Hewitt Unit	Goddard 1-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-23277	SI	11/25/2015
SE Hewitt Unit	Goddard 2-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-25325	PROD
SE Hewitt Unit	Goddard 3-10	Carter	OK	Section 10-T5S-R2W	INJ	35-019-25775	INJ	5/31/2013
SE Hewitt Unit	Goddard 4-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-25936	PROD
SE Hewitt Unit	Kim 1	Carter	OK	Section 15-T5S-R2W	INJ	35-019-23113	INJ	7/15/2016
SE Hewitt Unit	Nipp 1-10	Carter	OK	Section 10-T5S-R2W	INJ	35-019-23460	INJ	8/31/2017
SE Hewitt Unit	Nipp 2-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-24908	SI
SE Hewitt Unit	Ringling 1-14	Carter	OK	Section 14-T5S-R2W	INJ	35-019-23391	INJ	1/12/2017
SE Hewitt Unit	Ringling 3-14	Carter	OK	Section 14-T5S-R2W	INJ	35-019-23457	INJ	6/4/2015
SE Hewitt Unit	Ringling 4-14	Carter	OK	Section 14-T5S-R2W	Oil	35-019-25425	SI
SE Hewitt Unit	Rummel- 1-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-21946	SI
SE Hewitt Unit	Rummel-2-10	Carter	OK	Section 10-T5S-R2W	Oil	35-019-25424	PROD
SE Hewitt Unit	Wallace 1-11	Carter	OK	Section 11-T5S-R2W	INJ	35-019-23762	INJ	7/18/2016
Twin Forks Unit	Boggs 2-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25534	PROD
Twin Forks Unit	Boggs 3-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25584	PROD
Twin Forks Unit	Boggs 4-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25774	PROD
Twin Forks Unit	Dunlap 1-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-22195	SI
Twin Forks Unit	Dunlap 2-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25360	INJ	6/11/2015
Twin Forks Unit	Leeman 1-25	Carter	OK	Section 25-T5S-R2W	INJ	35-019-22740	INJ	8/8/2014
Twin Forks Unit	Martin 1-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-21920	INJ	2/28/2017
Twin Forks Unit	Martin 2-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-22085	SI
Twin Forks Unit	Martin 3-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25565	PROD
Twin Forks Unit	Martin 4-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25731	PROD
Twin Forks Unit	Martin 5-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25819	SI
Twin Forks Unit	Martin 6-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25913	INJ	11/6/2014
Twin Forks Unit	Martin 7-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25923	INJ	12/2/2016
Twin Forks Unit	Parton 1-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-22025	SI
Twin Forks Unit	Parton 2-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25894	INJ	10/25/2013
Twin Forks Unit	Schaff 1-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-22653	SI
Twin Forks Unit	Schaff 2-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-22914	SI
Twin Forks Unit	Schaff 3-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25220	INJ	2/9/2015

Twin Forks Unit	Stacy 2-36	Carter	OK	Section 36-T5S-R2W	INJ	35-019-25367	INJ	8/8/2014
Twin Forks Unit	Stacy 3-36	Carter	OK	Section 36-T5S-R2W	Oil	35-019-25754	PROD
VB Lease	VanBuskirk 6-1A (Outside Unit)	Love	OK	Section 1-T6S-R2W	Oil	35-085-21162	PROD
VB Lease	VanBuskirk 8-1A (Outside Unit)	Love	OK	Section 1-T6S-R2W	Oil	35-085-21219	PROD
Walnut Hills Unit	Cowan 1-28	Love	OK	Section 28-T6S-R1W	Oil	35-085-21151	PROD
Walnut Hills Unit	Jewell 2-21	Love	OK	Section 21-T6S-R1W	Oil	35-085-21183	SI
Walnut Hills Unit	Peyrot 1-28	Love	OK	Section 28-T6S-R1W	Oil	35-085-21142	PROD
Walnut Hills Unit	Peyrot 2-28	Love	OK	Section 28-T6S-R1W	Oil	35-085-21164	PROD

Interests/Ownership

Seller Owned Working Interests/Net Revenue Interests

Southern OK Lease	BPO WI, %	BPO NRI %	APO WI %	APO NRI %	RI %	ORRI %
Davis V-1			9.67320	6.43270
BSDSU	52.6154	41.7054	48.6972	37.5067	0.2836	0.8706
EHU	58.8446	43.5228	55.9509	41.3512		0.9391
SEHU			43.4646	33.5850	0.0003	0.3185
HDSU	75.2490	58.8936	71.3993	56.2537	0.9533	0.6435
TFDU	77.6192	60.2940	74.2452	57.7294	0.8973	0.5996
AWDU	96.5362	75.3908	94.3715	73.4977	0.4074
BANKS #3			100.0000	80.96395		0.1037
Pinkerton #1 & 3			43.2266	35.0002
Van Buskirk #6-1A	82.4927	67.1417	66.6754	54.3358	1.9543
Van Buskirk 8-1A	80.7935	65.7661	66.6754	54.3358	1.9543
Peyrot 1 & 2			57.0905	46.0580
Cowan	100.0000	81.2500
Jewell			96.9388	78.7564

Exhibit “C”
Allocation of Value

Unit	Allocated Value
Van Buskirk	$233,133
Peyrot	$1,678,072
Highlands Unit	$11,473,142
SE Hewitt Unit	$2,469,674
Pinkerton #1 & #3	$87,040
Cowan	$0
Eastman Hills Unit	$101,699
Banks	$20,405
Davis	$0
Battle Springs Unit	$6,484,236
Ardmore West Deese Sand Unit	$127,686
Twin Forks Unit	$2,324,913
Jewell	$0
Total	$25,000,000

Exhibit “D”
Conveyance

To be agreed upon by both parties.

Exhibit “E”
Certificate of Non-Foreign Status

See attached.

Schedule 2.3
Equipment

Equipment:

Tank Batteries

FACILITY/LEASE NAME	Oil Tanks #-BBLS	Water Tanks #-BBLS	Inventory
Ardmore West North	2- 210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20
Ardmore West South	4- 210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20 1-SP 9bbl 2.5x10 1-FWKO 4bbl 2.5x5
Banks #3	1-300 bbl 12x15	1-200 bbl 12x10	1-HT 45bbl 4x20
Banks Unit #1	6- 210 bbl 10x15	2-300 bbl 12x15	1-HT 45bbl 4x20 1-SP 76bbl 6x15 1-SP 8bbl 3x6 LACT UNIT 2 Pumps
Battle Springs	300 bbl 12x15 3-100 bbl 20x18	2-500 bbl 12x25	1-HT 101bbl 6x20 1-FKWO 180bbl 8x20 LACT UNIT 2 Pumps 1-H pump
Cowan 2-28	2-210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20
Eastman Hills	2-300 bbl 12x15 4-210 bbl 10x15	2-210 bbl 12x10 1-170 bbl 12x10	1- HT 45bbl 4x20 1-H pump
Highlands Injection Facility	1-210 bbl 10x15	2-500 bbl 12x25	1-pumps 1-H pump
Jewell	2-200 bbl 12x10	1-168 bbl 10x12	1-HT 15bbl 3x12
Peyrot	2-210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20
Pinkerton 1-10 &4-10	4-300 bbl 12x15	2-300 bbl 12x15	2-HT 45bbl 4x20 1-Pump
Schaff 1-36	4-210 bbl 10x15	2-300 bbl 12x15	1-SP 3bbl 1-FWKO 8bbl
Schaff 3-36 water station	1-210 bbl 10x15	1-500 bbl 12x25	1-H Pump
SE Hewitt	4-400 bbl 12x20 1-200 bbl 12x10	2-210 bbl 10x15	1-HT 101bbl 6x20 1-FKWO 22bbl 4x10 1-SP 9bbls 2.5x10 LACT UNIT 2 Pumps
SE Hewitt Water Injection Station	1-210 bbl 10x15	1-500 bbl 12x25	1-H Pump
Sullivan 1-1 & 5-1	6-300 bbl 12x15	2-400 bbl 12x20	1-HT 45bbl 4x20 1-HT 101bbl 6x20 1- FWKO 22bbl 4x10 1-FWKO 34bbl 4x15 LACT Unit 3 Pumps
Sullivan 1-25	2-210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20 1-Pump

Sullivan 2	6-210 bbls 10x15	2-300 bbl 12x15	1-FWKO 50bbl 6x10 1-HT 45bbl 4x20 2-Pumps
Sullivan 2-12	8-210 bbls 10x15	2-300 bbl 12x15	1-FWKO 22bbls 4x10 2-HT 45bbls 1-SP 9bbl
TwinForks Deese Unit	4-1000 bbl 21x16	2-400 bbl 12x20	2-HT 45bbl 4x20 1-FWKO 50bbl 6x10 1-SP 9bbl 2.5x10 2-Pump LACT Unit
Van Buskirk 6-1A	2-210 bbl 10x15	1-200 bbl 12x10	1-HT 45bbl 4x20
Van Buskirk 8-1A	3-210 bbl 10x15	1-300 bbl 12x15	1-HT 45bbl 4x20 1 Pump
Dunlap-Tom-Steel	1-300 bbl 12x15	1-400 bbl 12x20	1-SP 2bbl 16x8 1-HT 45bbl 4x20

Pumping Units

Unit	Well	Brand	Model	Motor	HP
HDSU	Van Buskirk 1-1	CMI	320-256-100	404T	50
HDSU	Van Buskirk 9-1	LUFKIN	C320D	365T	40
HDSU	Van Buskirk 5-1	LUFKIN	C640D-365-168	404T	50
HDSU	Van Buskirk 7-1	LUFKIN	M320D-256-120	365T	40
HDSU	Van Buskirk 6-1	AMERICAN	320G	365T	40
HDSU	PD Sullivan 3-6	CMI	456-305-120	364T	30
HDSU	Sullivan 3-1	BETHLEHEM	456D-305SP-120	365T	40
HDSU	Sullivan 13-1	BETHLEHEM	320-256-120	365T	40
HDSU	Sullivan 5-1	LUFKIN	M640D-365-168	ND405T	50
HDSU	Sullivan 7-1	LUFKIN	M320D-305-100	326T	30
HDSU	Sullivan 14-1	AMERICAN	320-305-100	365T	40
HDSU	Sullivan 11-1	LUFKIN	C456D-305-120	365T	40
HDSU	Sullivan 2-12	LUFKIN	TC-1A-41-A (320)	365T	50
HDSU	Sullivan 12-1	AMERICAN	320-256-100	ND 405T	50
HDSU	Sullivan 9-12	LUFKIN	M640D-365-168	365T	75
HDSU	Sullivan 8-12	LUFKIN	M640D-365-168	444T	40
HDSU	Daube Wilkins 3-12	PARKERSBURG	C228	365T	40
HDSU	Daube Wilkins 2-12	CMI	456-305-120	ND405T	50
HDSU	Paschall 1	LUFKIN	M640D-365-168	404T	50
HDSU	Paschall 2	MORGAN	320-305-100	ND405T	50
HDSU	Sullivan 3-6	LUFKIN	M640D-365-168	404ST	50
HDSU	Sullivan 4-6	LUFKIN	M320D-256-120	ND364T	40
HDSU	Banks 8-7	AMERICAN	456G-365-120	365T	40
HDSU	Banks 3	SENTRY	G228D-246-86	326U	20
HDSU	Banks 12-8	AMERICAN	228-246-86	364T	30
HDSU	Banks 15-8	LUFKIN	M320D-305-100	326T	30
HDSU	Banks 11-8	AMERICAN	228-246-86	365T	40
HDSU	Berry Williams 2-7	CMI	456	ND405T	50
HDSU	Williams 1-7	BETHLEHEM	228D-255	365T	40
HDSU	Tucker 2-13	PARKERSBURG	74-G320D-25-A6	365T	40
HDSU	Ron 3-12	PARKERSBURG	G2035	365T	40

HDSU	Sullivan 6-12	CONTINENTAL	30DA 320F	365T	40
HDSU	Sullivan 11-12	LUFKIN	C640D-304-120	ND405T	50
HDSU	Sullivan 12-12	LUFKIN	M640D-365-168	404T	50
HDSU	Tom 3-2	CABOT	320D-298-100	364T	30
HDSU	Tom 4-2	LUFKIN	C228D-246-86	324T	25
HDSU	Steel 2	BETHLEHEM	160D	284T	15
HDSU	Dunbar 1-6	EMSCO	11MDS-2	326T	30
HDSU	PD Sullivan 3-6	CONTINENTAL	DB320-298-100A
HDSU	H-Pump	SERIES 538 HS	MODEL-PMSXD	TYPE:61 P37
HDSU	Thrust Chamber	MODEL-HTC 1.XE	MOTOR-L449TS		400
SEHU	Rummell 2-10	LUFKIN	228DB		40
SEHU	Goddard 2-10	LUFKIN	41B		40
SEHU	Goddard 1-10	LUFKIN	M320D		50
SEHU	Extra	LUFKIN	61		40
SEHU	Goddard 4-10	LUFKIN	35		40
SEHU	Collins 2-15	LUFKIN	41B		40
SEHU	Chaney	MORGAN	320		50
SEHU	Collins 3-15	SENTRY	G320D		40
SEHU	Nipp 2-10	TRASNFORMER
SEHU	H-Pump	BAKER HUGHES			150
SEHU	WSW Pump	GRENCO
SEHU	Micro Drive	BAKER HUGHES
AWDU	Van Eaton 1	LUFKIN	M228DA		30
AWDU	Harris-Rickets 2	LUFKIN	228DB		40
AWDU	Coffee B1	CONTINENTAL EMSCO	D160		20
AWDU	Coffee B2	LUFKIN	22G		20
TFDU	Sullivan 1-25	HEC	UNIT		40
TFDU	Boggs 4-36	AMERICAN	456		40
TFDU	Boggs 3-36	PARKERSBURG	G320DL		40
TFDU	Martin 7-36	LUFKIN	C228D		50
TFDU	Martin 2-36	LUFKIN	456D		40
TFDU	Martin 4-36	LUFKIN	M456DE		60
TFDU	Martin 5-36	LUFKIN	M456D		50
TFDU	Stacy 3-36	LUFKIN	M320D		50
TFDU	Parton	LUFKIN	228D		40
TFDU		BETHLEHEM	320D		40
TFDU	Boggs 3-36	SPI			100
TFDU		SPOC			100
TFDU	Martin 3-36	SPOC			100
TFDU	Boggs 2	SPOC			100
TFDU	Schaff 1	SPOC			100
TFDU	Schaff 2	SPOC			100
EHU	Henson 4-13	AMERICAN	320		50
EHU	Bean 1	CABOT	320D		30
EHU	INJ H-PUMP	SPI			75
BSDSU	Moxley 3-21	LUFKIN	640D		40
BSDSU	Moxley 4-21	LUFKIN	640D		50
BSDSU	Kirby 4-21	LUFKIN	M640D		75
BSDSU	Kirby 2-21	EMSCO	320D		40
BSDSU	Kirby 3-20	LUFKIN	M640D		50
BSDSU	Gilley 4-20	LUFKIN	M228D		40
BSDSU	Gilley 3-20	CMI	456		40
BSDSU	Folsom 2-20	LUFKIN	M640D		50

BSDSU	Gilley 20-1	LUFKIN	320D		50
BSDSU	Hammer 2-16	MORGAN	320		40
BSDSU	Green 2-17	LUFKIN	456D		50
BSDSU	Green 3-17	LUFKIN	M640D		40
BSDSU	Green 1-17	LUFKIN	M640D		50
BSDSU	Green 5-17	LUFKIN	M640D		50
BSDSU	Hembre 1-17	LUFKIN	D365		75
BSDSU	Hembre 2-17	LUFKIN	M640D
BSDSU	Ricky Banks 3-17	LUFKIN	M640D		50
BSDSU	Ricky Banks 2-17	BIG M	456D		50
BSDSU	Mead 3	LUFKIN	M640D		40
BSDSU	Karen Banks 1-18	BETHLEHEM	320D		40
BSDSU	Banks 9-18	AMERICAN	D 912 GA		100
BSDSU	Elaine 2-18		320DL		40
BSDSU	Pool 3-20	LUFKIN	M640D		50
BSDSU	Moxley 4-17	LUFKIN	M912DS		75
BSDSU	BOOSTER PUMP	HOSS			50
BSDSU	INJ PUMP	SCHLUMBERGER			200
BSDSU	POOL PUMP	SPOC			50
Demijohn	Pinkerton 1-10	LUFKIN	320D		40
Demijohn	Pinkerton 3-10	AMERICAN	D160G		30
Demijohn	Pinkerton 4-10	AMERICAN	320D		40
Walnut Hills	Jewell 2-21	LUFKIN	320D		50
Walnut Hills	Peyrot 1-28	LUFKIN	640D		50
Walnut Hills	Peyrot 2-28	LUFKIN	640D		50
Walnut Hills	Cowan 1-28	LUFKIN	640D		40
VB Fus	Van Buskirk 8-1A	LUFKIN	M456D-305-144	364T	40
VB Fus	Van Buskirk 6-1A	LUFKIN	C320D-213-120	ND364T	40

Year	Make	Model	VIN	OK-Tag
2015	Ford	F2S	1FT7X2B69FEB51471	V26856
2016	Toyota	Tacoma	5TFSZ5AN9GX002255	V27066
2016	Toyota	Tacoma	5TFSZ5AN7GX011729	256KGT

Schedule 2.5

Easements and Surface Agreements

Owner	Type	Legal	Date	Wells	Prospect	County	State
Riesen Properties, LLC, c/o Albert Riesen, Jr.	Surface Damage Agreement	NW/4 of Section 33-4S-1E	11/9/2011	Van Eaton #2-33	Ardmore West	Carter	OK
William Lee Coffey	Surface Damage Agreement	NW/4 of Section 33-4S-1E	11/9/2011	Van Eaton #2-33	Ardmore West	Carter	OK
The Crosby Family, LLC	Surface Use Agreement	NE/4 of Section 33-4S-1E	11/24/2010	Harris Ricketts #1-33, Harris Ricketts #2-33	Ardmore West	Carter	OK
The Crosby Family, LLC	Surface Use Agreement	NE/4 of Section 33-4S-1E	10/21/2011	Harris Ricketts #3-33	Ardmore West	Carter	OK
Charles R. Richards	Surface Damage Agreement	NE/4 NE/4 SE/4 of Section 29-4S-1E	7/1/2010	Coffey #2	Ardmore West	Carter	OK
Charles R. Richards	Surface Damage Agreement	C SE/4 of Section 29-4S-1E	7/1/2010	Coffey #3	Ardmore West	Carter	OK
Robert W. & Kayla M. Sprouse	Surface Damage Agreement	SW/4 of Section 21-6N-1W	3/14/2017	Kirby #4-21	Battlesprings	Love	OK
Gary Binderim	Surface Damage Agreement	SW/4 of Section 21-6N-1W	12/13/2013	Kirby #4-21	Battlesprings	Love	OK
Joey & Daphne Hurst	Surface Damage Agreement	NE/4 of Section 20-6S-1W	3/11/2011	Gilley #4-20	Battlesprings	Love	OK
Joey & Daphne Hurst	Surface Damage Agreement	NW/4 of Section 20-6S-1W	3/11/2011	Poole #3-20	Battlesprings	Love	OK
Alta Faye Cox	Surface Damage Agreement	SE/4 SW/4 NW/4 of Section 21-6S-1W	6/7/2010	Moxley #3-21	Battlesprings	Love	OK
Robert W. Sprouse	Right of Way	SW/4 of Section 21-6S-1W	2/26/2013	Kirby #3-21	Battlesprings	Love	OK
Gary Binderim	Surface Damage Agreement	SW/4 of Section 21-6N-1W	12/27/2012	Kirby #3-21	Battlesprings	Love	OK
John Paul Morgan, Jr.	Surface Damage Settlement and Release	S/2 SE/4 of Section 8-6S-1W	1/7/2011	Mead #2-8	Battlesprings	Love	OK
Ada Morgan Lausen	Surface Damage Settlement and Release	S/2 SE/4 of Section 8-6S-1W	1/7/2011	Mead #2-8	Battlesprings	Love	OK
Margaret Mead Gilbert	Surface Damage Settlement and Release	S/2 SE/4 of Section 8-6S-1W	1/7/2011	Mead #2-8	Battlesprings	Love	OK
Mead Children's Trust, Mary Margaret Petty, Trustee	Surface Damage Settlement and Release	S/2 SE/4 of Section 8-6S-1W	1/7/2011	Mead #2-8	Battlesprings	Love	OK
Ada Morgan Lausen	Surface Damage Settlement and Release	S/2 SE/4 of Section 8-6S-1W	3/25/2013	Mead #3-8	Battlesprings	Love	OK
H.C. Peyrot	Surface Damage Agreement	SW/4 of Section 17-6S-1W	11/30/2011	Hembree #4-17	Battlesprings	Love	OK

H.C. Peyrot	Surface Damage Agreement	Section 17-6S-1W	8/5/2009	Hembree #3-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SW/4 of Section 17-6S-1W	11/30/2011	Green #8-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SW/4 of Section 16-6S-1W	10/5/2011	Hammer #2-16	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SW/4 of Section 17-6S-1W	7/28/2011	Green #7-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	NW/4 of Section 17-6S-1W	9/3/2010	Banks #7-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	NE/4 of Section 17-6S-1W	10/17/2009	Green #1-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SE/4 of Section 17-6S-1W	9/3/2010	Green #2-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SE/4 of Section 17-6S-1W	9/3/2010	Green #3-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SE/4 of Section 17-6S-1W	12/31/2010	Green #4-17	Battlesprings	Love	OK
Phillip E. & Carol M. Green	Surface Damage Agreement	SE/4 of Section 17-6S-1W	1/19/2011	Green #5-17	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	NW/4 of Section 8-6S-1W	10/28/2014	Banks #15-8	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	NE/4 of Section 18-6S-1W	1/27/2014	C. Banks #3-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	NW/4 of Section 17-6S-1W	3/19/2013	R. Banks #3-17	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	SE/4 of Section 8-6S-1W	10/23/2012	Mead #3-8	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 18-6S-1W	8/4/2009	Banks #8-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 17-6S1W	8/4/2009	Moxley #5-17	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 18-6S-1W	2/25/2011	Elaine #3-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 18-6S-1W	4/17/2014	Elaine #4-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Ricky Banks #2-17	1/26/2011	Banks #11-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 17-6S1W	2/25/2011	Ricky Banks #2-17	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 18-6S-1W	12/30/2010	Ricky Banks #2-18	Battlesprings	Love	OK
Ricky Banks	Surface Damage Agreement	Section 18-6S-1W	12/4/2010	Banks #9-18	Battlesprings	Love	OK

Jimmy V. & Martha L. Greenwood	Surface Damage Agreement	SW/4 of Section 13-6S-1W	9/8/2013	Henson #4-13	Eastman Hills	Love	OK
Dr. Emilie T. Stahler	Surface Damage Release and Grant of Surface Easement	NE/4 NW/4, NW/4 NE/4 of Section 24-5S-1W	12/1/2014	Stahler #1-24	Eastman Hills	Love	OK
Helen F. Sullivan, et al.	Surface Damage Agreement	SW/4 NE/4 SW/4 of Section 6-6S-2W	12/28/2012	Sullivan #5-6	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	SW/4 of Section 8-6S-1W	3/19/2013	Banks #14-8	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	SE/4 of Section 7-6S-1W	10/23/2012	Berry-Williams #2-7	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	NE/4 of Section 7-6S-1W	5/5/2012	Banks #8-7	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	SW/4 NE/4 SW/4 of Section 7-6S-1W	6/9/2010	Vick #2-7	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	S/2 SE/4 SE/4 SW/4 of Section 7-6S-1W	6/9/2010	Banks #12-7	Highlands	Love	OK
Ricky Banks	Surface Damage Agreement	S/2 SE/4 SW/4 SE/4 of Section 7-6S-1W	3/17/2010	Banks #11-7	Highlands	Love	OK
Ricky Banks	Surface Agreement and Damage Settlement	NE/4 NE/4 NE/4 of Section 7-6S-1W	10/1/2010	Banks #7-7	Highlands	Love	OK
Ricky Banks	Surface Agreement and Damage Settlement	NE/4 NW/4 of Section 7-6S-1W	10/1/2010	Banks #6-7	Highlands	Love	OK
Ricky Banks	Surface Agreement and Damage Settlement	Section 8-6S-1W	6/4/2011	Banks #13-8	Highlands	Love	OK
Ricky Banks	Surface Damage Settlement and Release	NW/4 of Section 8-6S-1W	2/10/2009	Banks #5-8	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	NE/4 SW/4 NW/4 of Section 1-6S-2W	6/15/2010	Van Buskirk #5-1	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	SE/4 SE/4 NE/4 of Section 1-6S-2W	6/16/2010	Van Buskirk #6-1	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	SW/4 SW/4 NW/4 of Section 1-6S-2W	6/14/2010	Van Buskirk #7-1	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	NE/4 of Section 1-6S-2W	1/23/2013	Van Buskirk #8-1	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	NE/4 of Section 1-6S-2W	3/25/2014	Van Buskirk #8-1 A	Highlands	Love	OK
Anthony Schiralli	Surface Damage Agreement	NE/4 of Section 1-6S-2W	1/23/2013	Van Buskirk #9-1	Highlands	Love	OK
Lawrence S. McGee, Jr. and Mary McGee Boggs	Surface Damage Agreement	NE/4 of Section 12-6S-2W	1/21/2014, 1/23/2014	Sullivan #9-12	Highlands	Love	OK
Lawrence S. McGee, Jr. and Mary McGee Boggs	Surface Damage Agreement	NE/4 of Section 12-6S-2W	6/22/2011	Sullivan #13-12	Highlands	Love	OK
Elam Resources, Jane Sullivan Elam, VP	Surface Damage Agreement	NW/4 of Section 12-6S-2W	8/27/2014	Sullivan #12-12	Highlands	Love	OK

Elam Resources, Jane Sullivan Elam, VP	Surface Damage Agreement	NW/4 of Section 12-6S-2W	8/28/2014	Sullivan #11-12	Highlands	Love	OK
Elam Resources, Jane Sullivan Elam, VP	Surface Damage Agreement	NW/4 of Section 12-6S-2W	5/20/2010	Sullivan #10-12	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Settlement and Release	S/2 of Section 1-6S-2W	11/24/2008	Sullivan #4-1 Sullivan #A-1 Sullivan 2-1 Sullivan 1-1	Highlands	Love	OK
Shanna Kay Stallings, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	12/13/2013	Sullivan #14-1	Highlands	Love	OK
Shanna Kay Stallings, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	6/28/2012	Sullivan #13-1	Highlands	Love	OK
Helen F. Sullivan Revocable Trust, et al	Surface Damage Agreement	NW/4 of Section 12-6S-2W	10/3/2010	P.D. Sullivan #3-6	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	1/1/2011	Sullivan #9-12	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	6/5/2010	Sullivan #8-1	Highlands	Love	OK
Alan Gustine	Surface Agreement & Damage Settlement	Section 2-6S-2W	7/22/2010	Miller #1-11	Highlands	Carter	OK
Jeanne Collett aka Cockrill	Surface Damage Agreement	NE/4 of Section 11-6S-2W	9/19/2012	Miller #2-11	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	9/30/2011	Sullivan #12-1	Highlands	Love	OK
Alan & Theresa Gustine	Surface Damage Agreement	SE/4 of Section 2-6S-2W	3/16/2011	Tom #3-2	Highlands	Love	OK
Alan & Theresa Gustine	Surface Damage Agreement	SE/4 of Section 2-6S-2W	6/7/2012	Tom #4-2	Highlands	Love	OK
Helen F. Sullivan Revocable Trust, et al	Surface Damage Agreement	SW/4 of Section 6-6S-2W	12/15/2010	Sullivan #4-6	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	9/30/2017	Sullivan #11-1	Highlands	Love	OK
Michael R. & Stacey L. Ayres	Surface Damage Agreement	Section 7-6S-1W	3/28/2011	Paschall #3-7	Highlands	Love	OK
Michael R. & Stacey L. Ayres	Surface Damage Agreement	Section 12-6S-2W	9/28/2011	Ron #3-12	Highlands	Love	OK
Helen F. Sullivan Revocable Trust, et al	Surface Damage Settlement and Release	Section 6-6S-1W	11/21/2008	WJ Banks #1-6 Dunbar #1-6	Highlands	Love	OK
Bridget Ann Sullivan Wicklander	Surface Damage Agreement	NW/4 of Section 12-6S-2W	8/1/2012	Sullivan #14-12	Highlands	Love	OK
Bridget Ann Sullivan Wicklander	Surface Damage Agreement	Section 12-6S-2W	5/26/2010	Sullivan #7-12	Highlands	Love	OK
L.E. Jones Resources	Surface Use Agreement	SW/4 of Section 8-6S-1W	11/24/2010	Banks #10-8	Highlands	Love	OK
Jerome C. Sullivan, Jr. Testamentary Trust, et al	Surface Damage Agreement	SE/4 of Section 1-6S-2W	2/10/2011	Sullivan #10-12	Highlands	Love	OK

Helen F. Sullivan Revocable Trust, et al	Surface Damage Agreement	SW/4 of Section 6-6S-1W	8/31/2010	Sullivan #3-6	Highlands	Love	OK
Kimbro Family Catastrophic Trust	Surface Damage Agreement	SW/4 of Section 14-5S-2W	9/27/2010	Ringling #4-14	SE Hewitt	Carter	OK
Mr. & Mrs. Leslie Kimbro	Surface Agreement & Damage Settlement	SE/4 of Section 15-5S-2W	1/4/2010	Collins #2 Collins #3	SE Hewitt	Carter	OK
Claud N. Bain	Surface Damage Agreement	SE/4 of Section 10-5S-2W	8/31/2013	Goddard #4-10	SE Hewitt	Carter	OK
Claude N. Bain & Claudia T. Bain	Surface Damage Agreement	E/2 SW/4 of Section 10-5S-2W	8/28/2009	Goddard #2-10	SE Hewitt	Carter	OK
Barry Dollar	Surface Agreement & Damage Settlement	NE/4 of Section 15-5S-2W	4/19/2011	Collins #1-15	SE Hewitt	Carter	OK
Jeanne Vernon	Surface Agreement & Damage Settlement	Section 15-5S-2W	11/1/2009	Kim #1-15	SE Hewitt	Carter	OK
Conver Nipp	Surface Agreement & Damage Settlement	Section 10-5S-2W	11/4/2009	Nipp #10-1	SE Hewitt	Carter	Ok
Bob Pinkerton	Surface Damage Agreement	SE/4 of Section 10-5S-2W	8/2/2012	Goddard #3-10	SE Hewitt	Carter	OK
Rex C. Billingsley	Surface Agreement & Damage Settlement	Section 14-5S-2W	5/26/2011	Ringling #1-14 Ringling #2-14	SE Hewitt	Carter	OK
Bob Pinkerton	Surface Damage Agreement	SW/4 of Section 10-5S-2W	5/11/2011	Rummell #2-10	SE Hewitt	Carter	OK
Dale Houska	Surface Damage Agreement	NE/4 of Section 36-5S-2W	5/6/2014	Schaff #4-36	Twin Forks	Carter	OK
Mid-Con Energy Operating, Inc.	Surface Damage Agreement	SW/4 of Section 36-5S-2W	4/25/2013	Parton #2-36	Twin Forks	Carter	OK
Mid-Con Energy Operating, Inc.	Surface Damage Agreement	SE/4 of Section 36-5S-2W	6/19/2013	Martin #6-36	Twin Forks	Carter	OK
Bridget Ann Sullivan Wicklander	Surface Damage Agreement	SW/4 SE/4 NW/4 of Section 36-5S-2W	7/20/2010	Boggs #2-36	Twin Forks	Carter	OK
Jane Sullivan Elam	Surface Damage Settlement and Release	N/2 SE/4 NW/4 of Section 36-5S-2W	5/25/2011	Boggs #2-36	Twin Forks	Carter	OK
Lawrence S. McGee, Jr.	Surface Damage Settlement and Release	S/2 SE/4 NW/4 of Section 36-5S-2W	5/23/2011	Boggs #2-36	Twin Forks	Carter	OK
Mary McGee Boggs	Surface Damage Settlement and Release	S/2 SE/4 NW/4 of Section 36-5S-2W	5/24/2011	Boggs #2-36	Twin Forks	Carter	OK
Lawrence S. McGee, Jr. and Mary McGee Boggs	Surface Damage Agreement	SW/4 NE/4 NW/4 of Section 36-5S-2W	8/25/2011	Boggs #3-36	Twin Forks	Carter	OK
Duffy Goode	Surface Damage Agreement	NW/4 of Section 36-5S-2W	8/29/2012	Boggs #4-46	Twin Forks	Carter	OK
Ken Swan	Surface Damage Settlement and Release	E/2 NE/4 of Section 36-5S-2W	10/19/2009	Dunlap #1	Twin Forks	Carter	OK
Chase Schaff	Right of Way Easement	W/2 NE/4 of Section 36-5S-2W	12/1/1988	Service Schaff Wells	Twin Forks	Carter	OK
Byron Schaff	Right of Way Easement	W/2 NE/4 of Section 36-5S-2W	11/29/1988	Service Schaff Wells	Twin Forks	Carter	OK

W.W. Martin, LLC	Damage Release and Agreement	NW/4 NE/4 SE/4 of Section 36-5S-2W	8/3/2011	Martin #3-36	Twin Forks	Carter	OK
W.W. Martin, LLC	Damage Release and Agreement	SE/4 NE/4 SE/4 of Section 36-5S-2W	6/29/2012	Martin #4-36	Twin Forks	Carter	OK
W.W. Martin, LLC	Damage Release and Agreement	SE/4 NW/4 SE/4 and SW/4 NE/4 SE/4 of Section 36-5S-2W	12/18/2012	Martin #5-36	Twin Forks	Carter	OK
Rose Stacy	Surface Damage Agreement	SE/4 SW/4 SW/4 of Section 36-5S-2W	4/12/2010	Stacy #2-36	Twin Forks	Carter	OK

Schedule 2.8
Retained Assets

The surface acreage described below is specifically excluded from the PSA.

County	Legal Description	Acres	Conveyance Document	Recorded	Dated
Carter	SE/4 of Section 36-T5S-R2W	160	GWD - WW Martin	5664/242	3/7/2013
Carter	N/2 SW/4 and E/2 SE/4 SW/4 of Section 36-T5S-R2W	100	WD - Dolores Willingham	5576/20	9/5/2012
Love	W/2 of 6-6S-1W	272.8	WD - Sullivans	832/824	7/21/2017
Carter	S/2 SW SW of 31-5S-1W	20	WD - Sullivans	6421/191	7/20/2017

All equipment owned by ME3 Services, LLC, an independent oil services company.

The vehicles listed below:

Year	Make	Model	VIN	OK-Tag
2012	Ford	F-150	1FTFX1EF3CFD07706	ESY206
2012	Ford	F-150	1FTFX1EF2CKE32428	ESY205
2011	Ford	F-250 Super Duty	1FT7X2B65BEC35197	V26850
2012	Ford	F-150	1FTFW1ET3CKE38876	V27003
2014	GMC	Sierra	1GTV2TEH8EZ249715	V27004
2006	Ford	F-150	1FTPX14V76NB40807	V27065
2014	Ford	F-150	1FTFW1EF5EKF90977	DLZ-562

Schedule 3.2

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is dated effective as of the 8th day of November, 2017 (the “Effective Date”), by and among Exponent Energy III LLC, a Delaware limited liability company (“Buyer”), Mid-Con Energy Properties, LLC,, a Delaware limited liability company (“Seller”), and SunTrust Bank, a  Georgia banking corporation (the “Escrow Agent”).    Buyer, Seller and the Escrow Agent are sometimes hereinafter referred to collectively as the “Parties” and singularly as a “Party.”  The Parties hereby agree as follows:

W I T N E S S E T H:

WHEREAS, Buyer and Seller have entered into that certain Purchase And Sale Agreement  dated as of even date herewith (the “Purchase Agreement”) pursuant to the terms of  which, Buyer is purchasing from Seller, and Seller is selling to Buyer, certain oil and gas and surface properties located in Carter and Love Counties, Oklahoma; and

WHEREAS, all capitalized terms not herein defined shall have the meanings ascribed to them in the Purchase Agreement unless otherwise specifically indicated; and

WHEREAS, on the Effective Date Buyer shall deliver to the Escrow Agent  funds in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (the “Escrowed Funds”); and

WHEREAS, the Escrowed Funds are being held by the Escrow Agent pending closing of the transaction contemplated by the Purchase Agreement (the “Transaction”); and

WHEREAS, Buyer and Seller acknowledge that the Escrow Agent is not a party to, and has no duties or obligations under, the Purchase Agreement, that all references in this Escrow Agreement to the Purchase Agreement are for convenience only, and that the Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

I.Terms and Conditions

1.1.The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

1.2The Buyer shall remit $1,250,000.00 (the “Escrow Fund”) to the Escrow Agent, using the wire instructions set forth below, to be held by the Escrow Agent and invested and disbursed as provided in this Escrow Agreement.

SunTrust Bank
ABA: 061000104
Account: 9443001321
Account Name: Escrow Services
Reference: Exponent Energy III LLC
Attention: Megan Gazzola 804-782-5407

1.3. Within two Business Days of receipt of either (a) joint written instructions (“Joint Instructions”), signed by an authorized representative of the each of the Parties set forth on such Party’s Certificate of

Incumbency provided to the Escrow Agent pursuant to Section 4.13, or (b) a Final Decision (as defined below), in each case specifying the amount of the disbursement and containing instructions for payment of the disbursement, the Escrow Agent shall disburse funds as provided in  the Joint Instructions or Final Decision, as the case may be, but only to the extent that funds are collected and available. For purposes of this Escrow Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth in Section 4.5 is authorized or required by law or executive order to remain closed. For purposes of this Escrow Agreement, “Final Decision” shall mean a written final order of a court or arbitration panel of competent jurisdiction delivered by a Party to the Escrow Agent and accompanied by a written opinion from legal counsel for such Party to the effect that such order is final and not subject to further proceedings or appeal and a written instruction from such Party to the Escrow Agent to effectuate such order. The Escrow Agent shall be entitled conclusively to rely upon any such opinion and instruction and shall have no responsibility to make any determination as to whether such order is from a court or arbitration panel of competent jurisdiction or is a final order.  In addition, in the event of the bankruptcy, reorganization or arrangement proceedings pending, being contemplated by, or threatened against Seller, within two Business Days of receipt of the written instruction of Buyer (“Buyer’s Instructions”), signed by an authorized representative of the Buyer set forth on Buyer’s Certificate of Incumbency provided to the Escrow Agent pursuant to Section 4.13, specifying the amount of the disbursement and containing instructions for payment of the disbursement, the Escrow Agent shall disburse funds as provided in the Buyer’s Instructions, but only to the extent that funds are collected and available.

1.4.If the Buyer has or claims to have amounts for which it is or may be entitled to indemnification under the Purchase Agreement, the Buyer  shall deliver on or prior to the Release Date, as defined below, a written claim notice (a “Claim Notice”) to the Buyer and the Escrow Agent. Each Claim Notice shall include the amount claimed (the “Claimed Amount”) and payment instructions for the Claimed Amount.

1.5On the date that is two Business Days following November 8th, 2019 [the second anniversary of the date of this Escrow Agreement, such anniversary]being the “Release Date”), the Escrow Agent shall distribute to the [Party] an amount from the Escrow Fund equal to (i) the amount then in the Escrow Fund minus (ii) the aggregate Claimed Amount reflected in Claim Notices which the Escrow Agent has  received on or prior to the Release Date and which have not been resolved in accordance with Section 1.4 (the “Unresolved Claimed Amount”).  The Unresolved Claimed Amount shall be disbursed in accordance with Section 1.3 or Section 1.4, as applicable. After all Claim Notices related to the Unresolved Claimed Amount have been resolved, any amounts remaining in the Escrow Fund shall be distributed by the Escrow Agent to the Seller.

II.Provisions as to Escrow Agent

2.1.This Escrow Agreement expressly and exclusively sets forth the duties of the Escrow Agent with respect to any and all matters pertinent hereto, which duties shall be deemed purely ministerial in nature, and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall in no event be deemed to be a fiduciary to any Party or any other person or entity under this Escrow Agreement.  The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties. In performing its duties under this Escrow Agreement, or upon the claimed failure to perform its duties, the Escrow Agent shall not be liable for any damages, losses or expenses other than damages, losses or expenses which have been finally adjudicated by a court of competent jurisdiction to have directly resulted from the Escrow Agent’s willful misconduct or gross negligence.  In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Escrow Agent shall not be responsible or liable for the failure of any Party to take any action in accordance with this Escrow Agreement. Any wire transfers of funds made by the Escrow Agent pursuant to this Escrow Agreement will be made subject to and in accordance with the Escrow Agent’s usual and ordinary wire transfer procedures in effect from time to time. The Escrow Agent shall have no liability with respect to the transfer or distribution of any funds effected by the Escrow Agent pursuant to wiring or transfer instructions provided to the Escrow Agent in accordance with the provisions of this Escrow Agreement.

The Escrow Agent shall not be obligated to take any legal action or to commence any proceedings in connection with this Escrow Agreement or any property held hereunder or to appear in, prosecute or defend in any such legal action or proceedings.

2.2.The Parties acknowledge and agree that the Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of  this Escrow Agreement or any part thereof, or of any person executing or depositing such subject matter. No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

2.3.This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the Parties  in connection with the subject matter of this Escrow  Agreement, and no other agreement entered into between the Parties, or any of them, including, without limitation, the Purchase and Sale Agreement, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof.

2.4.The Escrow Agent shall in no way be responsible for nor shall it be its duty to notify any Party or any other person or entity interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited herewith unless such notice is explicitly provided for in this Escrow Agreement.

2.5.The Escrow Agent shall be protected in acting upon any written instruction, notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non-investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of  this Escrow Agreement and items amending the terms of this Escrow Agreement. The Escrow Agent shall be under no duty or obligation to inquire into or investigate the validity, accuracy or content of any such notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document. The Escrow Agent shall have no duty or obligation to make any formulaic calculations of any kind hereunder.

2.6.The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents.  The Escrow Agent shall be entitled to seek the advice of legal counsel with respect to any matter arising under this Escrow Agreement and the Escrow Agent shall have no liability and shall be fully protected with respect to any action taken or omitted pursuant to the advice of such legal counsel. The Parties shall be jointly and severally liable for and shall promptly pay upon demand by the Escrow Agent the reasonable and documented fees and expenses of any such legal counsel.

2.7.In the event of any disagreement between any of the  Parties,  or between any of them and any other  person or entity, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that the Escrow Agent, in good faith,  is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any  Party or other person or entity for its failure or refusal to act, and the Escrow Agent shall be entitled to continue  to refrain from acting until (i) the rights of the Parties and all other interested  persons and entities shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been  settled and all doubt resolved by agreement among all of the Parties and all other interested  persons and entities, and the Escrow Agent shall have been notified thereof in writing signed by the Parties and all such  persons and entities.  Notwithstanding the preceding, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of an agency of the United States or any political subdivision thereof, or of any agency of any State of the United States or of any political subdivision of any thereof, and the Escrow Agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies.  The rights of the Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

In the event of any disagreement or doubt, as described above, the Escrow Agent shall have the right, in addition to the rights described above and at the election of the Escrow Agent, to tender into the registry or custody of any court having jurisdiction, all funds and property held under this Escrow Agreement, and the Escrow Agent shall have the right to take such other legal action as may be appropriate or necessary, in the sole discretion of the Escrow Agent.  Upon such tender, the Parties agree that the Escrow Agent shall be discharged from all further duties under this Escrow Agreement; provided, however, that any such action of the Escrow Agent shall not deprive the Escrow Agent of its compensation and right to reimbursement of expenses hereunder arising prior to such action and discharge of the Escrow Agent of its duties hereunder.

2.8. The Parties jointly and severally agree to indemnify, defend and hold harmless the Escrow Agent and each of the Escrow Agent’s officers, directors, agents and employees (the “Indemnified Parties”) from and against any and all losses, liabilities, claims made by any Party or any other person or entity, damages, expenses and costs (including, without limitation, attorneys’ fees and expenses) of every nature whatsoever (collectively, “Losses”) which any such Indemnified Party may incur and which arise directly or indirectly from this Escrow Agreement or which arise directly or indirectly by virtue of the Escrow Agent’s undertaking to serve as Escrow Agent hereunder; provided, however, that no Indemnified Party shall be entitled to indemnity with respect to Losses that have been finally adjudicated by a court of competent jurisdiction to have been directly caused by  such Indemnified Party’s gross negligence or willful misconduct.  The provisions of this section shall survive the termination of this Escrow Agreement and any resignation or removal of the Escrow Agent.

2.9. Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business of the Escrow Agent may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

2.10. The Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to the Parties.  Such resignation shall be effective on the date set forth in such written notice, which shall be no earlier than thirty (30) days after such written notice has been furnished.  In such event, the Parties shall promptly appoint a successor escrow agent. In the event no successor escrow agent has been appointed on or prior to the date such resignation is to become effective, the Escrow Agent shall be entitled to tender into the custody of any court of competent jurisdiction all funds and other property then held by the Escrow Agent hereunder and the Escrow Agent shall thereupon be relieved of all further duties and obligations under this Escrow Agreement; provided, however, that any such action of the Escrow Agent shall not deprive the Escrow Agent of its compensation and right to reimbursement of expenses hereunder arising prior to such action and discharge of the Escrow Agent of its duties hereunder. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent hereunder.

2.11 The Escrow Agent and any director, officer or employee of the Escrow Agent may become financially interested in any transaction in which any of the Parties may be interested and may contract with and lend money to any Party and otherwise act as fully and freely as though it were not escrow agent under this Escrow Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for any Party.

III.Compensation of Escrow Agent

3.1.The Parties jointly and severally agree to pay to the Escrow Agent compensation, and to reimburse the Escrow Agent for costs and expenses, all in accordance with the provisions of Exhibit B hereto, which is incorporated herein by reference and made a part hereof. The fees agreed upon for the services rendered hereunder  are intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement or any material modification hereof, or if any  dispute or controversy arises hereunder, or the Escrow Agent is made a party

to any litigation pertaining to this Escrow Agreement  or the subject matter hereof, then the   Parties jointly and severally agree to compensate   the Escrow Agent for such extraordinary services and  reimburse the Escrow Agent for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such  event. In the event the Escrow Agent is authorized to make a distribution of funds to any Party (or at the direction of any Party) pursuant to the terms of this Escrow Agreement, and fees or expenses are then due and payable to the Escrow Agent pursuant to the terms of this Escrow Agreement (including, without limitation, amounts owed under this Section 3.1 and Section 2.8) by the Party receiving or directing such distribution, the Escrow Agent is authorized to offset and deduct such amounts due and payable to it from such distribution. The Escrow Agent shall have, and is hereby granted, a prior lien upon and first priority security interest in the Escrow Fund (and the earnings and interest accrued thereon) with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and without judicial action to foreclose such lien and security interest, and the Escrow Agent shall have and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Fund (and the earnings and interest accrued thereon). The provisions of this section shall survive the termination of this Escrow Agreement and any resignation or removal of the Escrow Agent.

IV.Miscellaneous

4.1.The Escrow Agent shall make no disbursement, investment or other use of funds until and unless it has collected funds.  The Escrow Agent shall not be liable for collection items until the proceeds of the same in actual cash have been received or the Federal Reserve has given the Escrow Agent credit for such funds.

4.2.The Escrow Agent shall invest all funds held pursuant to this Escrow Agreement in the SunTrust Non-Interest Deposit Option (SNIDO). The investments in the SNIDO are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (the “FDIC”), in the standard FDIC insurance amount of $250,000, including principal and accrued interest, and are not secured.  The SNIDO is more fully described in materials which have been furnished to the Parties by the Escrow Agent, and the Parties acknowledge receipt of such materials from the Escrow Agent. Instructions to make any other investment must be in writing and signed by each of the Parties.  The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to the investment of moneys held hereunder or the purchase, sale, retention or other disposition of any investment, and the Escrow Agent shall not be liable to any Party or any other person or entity for any loss incurred in connection with any such investment.  The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity.  The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging any applicable agency fee in connection with each transaction. The Escrow Agent shall  use its best efforts to invest funds on a timely basis upon receipt of such funds; provided, however, that the Escrow Agent shall in no event  be liable for compensation to any  Party or other person or entity related to funds which are held un-invested or funds which are not invested timely. The Escrow Agent is authorized and directed to sell or redeem any investments as it deems necessary to make any payments or distributions required under this Escrow Agreement. Any investment earnings and income on the Escrow Fund shall become part of the Escrow Fund and shall be disbursed in accordance with this Escrow Agreement.

4.3The Escrow Agent shall provide monthly reports of transactions and holdings to the Parties as of the end of each month, at the addresses provided by the Parties in Section 4.5.

4.4The Parties agree that all interest and income from the investment of the funds shall be reported as having been earned by the Seller as of the end of each calendar year whether or not such income was disbursed during such calendar year and to the extent required by the Internal Revenue Service.  On or before the execution and delivery of this Escrow Agreement,  each of the Parties shall provide to the Escrow Agent a correct, duly completed,  dated and executed current United States Internal Revenue Service Form W-9 or Form W-8, whichever is appropriate, or any successor forms thereto, in a form and substance satisfactory to the Escrow Agent including appropriate supporting documentation and/or any other form, document, and/or certificate required or reasonably requested by the Escrow Agent to validate the form provided.  Notwithstanding anything to the contrary herein provided, except for the delivery and filing of tax information reporting forms required pursuant to the Internal Revenue Code of 1986, as amended, to be delivered and filed with the Internal Revenue Service by the Escrow Agent, as escrow agent hereunder, the Escrow Agent shall have no duty to prepare or file any Federal or state tax report or return with respect to any funds held pursuant to this Escrow Agreement or any income earned thereon. With respect to the preparation, delivery and filing of such required tax information reporting forms and all matters pertaining to the reporting of earnings on funds held under this Escrow Agreement, the Escrow Agent shall be entitled to request and receive written instructions from the Seller, and the Escrow Agent shall be entitled to rely conclusively and without further inquiry on such written instructions. The Parties jointly and severally  agree to indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Fund or any earnings or interest thereon unless such tax, late payment, interest, penalty or other cost or expense was finally adjudicated by a court of competent jurisdiction to have been directly caused by the gross negligence of willful misconduct of the Escrow Agent. The indemnification provided in this section is in addition to the indemnification provided to the Escrow Agent elsewhere in this Escrow Agreement and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

4.5.Any notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given when  delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by electronic mail to the e-mail address given below, and written confirmation of receipt is obtained promptly after completion of the transmission, (iv) by overnight delivery  by a reputable national overnight delivery service, or (v) by United States mail, postage prepaid, or by certified mail, return receipt requested and postage prepaid, in each case to the appropriate address set forth below or at such other address as any party hereto may have furnished to the other parties hereto in writing :

If to Escrow Agent:	SunTrust Bank
Attn: Escrow Services
919 East Main Street, 7th Floor
Richmond, Virginia 23219
Client Manager: Megan Gazzola
Phone: 804-782-5407
Facsimile: 804-225-7141
Email: Megan.Gazzola@SunTrust.com

If to Buyer:	Exponent Energy III LLC
1650 East 21st Street, Suite 215
Tulsa, Oklahoma 74114
Attn: Chris Bird – Managing Member
Phone: 918-270-9927
Email: chris@exponent-energy.com
Tax identification #:

If to Seller:	Mid-Con Energy Properties, LLC
2431 E. 61st Street, Suite 850
Tulsa, Oklahoma 74136
Attention: Vice President General Counsel
Phone: 918-743-7575
Facsimile: 918-743-8859
Email: cmclawhorn@midcon-energy.com
Tax identification #: 45-2842566

Any party hereto may unilaterally designate a different address by giving notice of each change in the manner specified above to each other party hereto. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall not be deemed to have received any notice, request, report or other communication hereunder prior to the Escrow Agent’s actual receipt thereof.

4.6.This Escrow Agreement is being made in and is intended to be construed according to the laws of the State of Oklahoma.  Except as permitted in Section 2.9, neither this Escrow Agreement nor any rights or obligations hereunder may be assigned by any party hereto without the express written consent of each of the other parties hereto. This Escrow Agreement shall inure to and be binding upon the Parties and the Escrow Agent and their respective successors, heirs and permitted assigns.

4.7.The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by all the Parties and the Escrow Agent.

4.8. This Escrow Agreement is for the sole benefit of the Indemnified Parties, the Parties and the Escrow Agent, and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Escrow Agreement.

4.9.  No party to this Escrow Agreement shall be liable to any other party hereto for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.

4.10This Escrow Agreement shall terminate on the first to occur of (i) the date on which all of the funds and property held by the Escrow Agent under this Escrow Agreement have been disbursed or (ii) November 15 2019 at which time the Escrow Agent is authorized and directed to disburse all of the remaining funds and property held hereunder in accordance with the joint written instructions of the Parties. Upon the termination of this Escrow Agreement and the disbursement of all of the funds and property held hereunder, this Escrow Agreement shall be of no further effect except that the provisions of Sections 2.8, 3.1 and 4.4 shall survive such termination.

4.11.All titles and headings in this Escrow Agreement are intended solely for convenience of reference and shall in no way limit or otherwise affect the interpretation of any of the provisions hereof.

4.12.This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.13. Contemporaneously with the execution and delivery of this Escrow Agreement and, if necessary, from time to time thereafter, each of the  Parties shall execute and deliver to the Escrow Agent a Certificate of Incumbency substantially in the form of Exhibit A-1 and A-2 hereto, as applicable (a “Certificate of Incumbency”), for the purpose of establishing the identity and authority of persons entitled to issue notices, instructions or directions to the Escrow Agent on behalf of each such party. Until such time as the Escrow Agent shall receive an amended Certificate of Incumbency replacing any Certificate of Incumbency theretofore delivered to the Escrow Agent, the Escrow Agent shall be fully protected in relying, without further inquiry, on the most recent Certificate of Incumbency furnished to the Escrow Agent. Whenever this Escrow Agreement provides for joint written notices, joint written instructions or other joint actions to be delivered to the Escrow Agent, the Escrow Agent shall be fully protected in relying, without further inquiry, on any joint written notice, instructions or action executed by persons named in such Certificate of Incumbency.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

SunTrust Bank, as Escrow Agent

By:
Name:
Title:

Exponent Energy III LLC

By:
Name:
Title:

Mid-Con Energy Properties, LLC

By:
Name:	Jeffrey R Olmstead
Title:	President & Chief Executive Officer

EXHIBIT A-1

Certificate of Incumbency

(List of Authorized Representatives)

Client Name: Buyer:  Exponent Energy LLC

As an Authorized Officer of the above referenced entity, I hereby certify that each person listed below is an authorized signor for such entity, and that the title and signature appearing beside each name is true and correct.

Name	Title	Signature	Phone Number
Nathan Buchanan	Managing Member		918-270-9927
Christopher Bird	Managing Member		918-270-9927

IN WITNESS WHEREOF, this certificate has been executed by a duly authorized officer on November ___, 2017.

By:
Name:	Nathan Buchanan
Its:	Managing Member

EXHIBIT A-2

Certificate of Incumbency

(List of Authorized Representatives)

Client Name: Mid-Con Energy Properties, LLC

As an Authorized Officer of the above referenced entity, I hereby certify that each person listed below is an authorized signor for such entity, and that the title and signature appearing beside each name is true and correct.

Name	Title	Signature	Phone Number
Jeffrey R Olmstead	President & CEO		(972) 215-6080
Charles L. McLawhorn, III	VP & General Counsel		(405) 627-7016

IN WITNESS WHEREOF, this certificate has been executed by a duly authorized officer on:

.

Date

By: __________________________

Name: Charles L. McLawhorn, III

Its: VP & General Counsel

EXHIBIT B

SunTrust Bank, as Escrow Agent

Schedule of Fees & Expenses

Legal Review Fee:	$600.00 – one time only payable at the time of signing the Escrow Agreement

The Legal Review Fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of SunTrust Bank.  The fee also includes setting up the required account(s) and accounting records, document filing, and coordinating the receipt of funds/assets for deposit to the Escrow Account.  This is a one-time fee payable upon execution of the Escrow Agreement.  As soon as SunTrust Bank’s attorney begins to review the Escrow Agreement, the legal review fee is subject to payment regardless if the Parties decide to appoint a different escrow agent or a decision is made that the Escrow Agreement is not needed.

Administration Fee:	$WAIVED – payable at the time of signing the Escrow Agreement and on the anniversary date thereafter, if applicable

The Administration Fee includes providing routine and standard services of an Escrow Agent.  The fee includes administering the escrow account, performing investment transactions, processing cash transactions (including wires and check processing), disbursing funds in accordance with the Agreement (note any pricing considerations below), and providing trust account statements to the Parties for a twelve (12) month period.  If the account remains open beyond the twelve (12) month term, the Parties will be invoiced each year on the anniversary date of the execution of the Escrow Agreement.  Extraordinary expenses, including legal counsel fees, will be billed as out-of-pocket.  The Administration Fee is due upon execution of the Escrow Agreement.  The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the agreement.

Out-of-Pocket Expenses:	At Cost

Out-of-pocket expenses such as, but not limited to, postage, courier, overnight mail, wire transfer, travel, legal (out-of-pocket to counsel) or accounting, will be billed at cost.

Note: This fee schedule is based on the assumption that the escrowed funds will be invested in one of the SunTrust Deposit Options. If any other investment options are chosen, this fee schedule will become subject to change.

SunTrust Bank

Deborah Spitale

Deb.Spitale@SunTrust.com

404-588-7191

Schedule 5.3
Compliance

Brine Water Spill, Banks Lease (Battlesprings Deese Sand Unit) - Ongoing remediation and monitoring of site in Love County, Oklahoma.

Schedule 5.6

Material Contracts

Marketing:

Crude Marketing Agreement with Enterprise Crude Oil, LLC (Contract No. MCJ-P12012002-M) dated July 1, 2016

Crude Marketing Agreement with Enterprise Crude Oil, LLC (Contract No. MCJ-P141220125-M) dated December 1, 2014 through November, 2019

Pipeline Connection Agreement with Enterprise Crude Pipeline, LLC effective March 26, 2013 through March 26, 2018

Gas Marketing Contract with DCP (Contract P12954-500) amended July 1, 2011.

Gas Marketing Contract with DCP (Contract P12685) dated February 1, 1994.

Unit Agreements:

Plan of Unitization for Ardmore West Deese Unit dated November 1, 2009

Plan of Unitization for Battle Springs Deese Sand Unit dated March 17, 2006

Plan of Unitization for Highlands Deese Sand Unit dated May 1, 2007

Plan of Unitization for Southeast Hewitt Unit dated March 20, 1996

Plan of Unitization for Eastman Hills Unit dated October 31, 2006

Plan of Unitization for Twin Forks Deese Unit dated July 1, 2008

Operating Agreement for the E/2 NE/4 of Section 1-6S-2W, Love County, OK dated January 20, 1980

Operating Agreement for Sections 5, 6, 7, 8-6S-1W and Section 1-6S-2W Love County, OK dated December 8, 1978

Operating Agreement for the E/2 NE/4 of Section 10-5S-2W, Carter County, OK dated July 31, 2008

Schedule 5.7

Permits

Injection Permit:  Approved Application for Administrative Approval dated 09/20/2017, for the BSDSU C. Banks #3-18, located in the SE NE of Section 18, Township 6S, Range 1W, Love

Schedule 5.8
Litigation

Nipp Multi-Unit Spacing/Pooling for Cause 201409158, 201603858. Mid-Con has an election once the pooling is completed on the well drilled in Sections 14 and 11-6S-2W, Love County, OK.

Schedule 5.10
Notices

Mid-Con has received notice of the Expansion of Oswalt Road in Love County, OK, State and Project No. CIRB-143C (091) RB, State Job No. 25447.  This road expansion affects portions of the Battlesprings Deese Sand Unit operations and has required some relocation of flowlines and will require additional relocation of flowlines in the future.

Schedule 5.14
Outstanding Obligations/AFEs

No AFEs approved as of October 1, 2017.

No ongoing obligations.

Schedule 5.17

Third Party Consents

None.

Schedule 5.18

Preferential Purchase Rights

None.

Schedule 5.19

Mechanical Integrity

UNIT/LEASE	Property/Well Name	County	Sec-Twp-Rng	API Number	Current Status	Last MIT Date	MIT Status
Ardmore West Deese Sand Unit	Harries Ricketts 3	Carter	Section 33-T4S-R1E	35-019-25569	SI	1/4/2017	PASS
Ardmore West Deese Sand Unit	Van Eaton 2-33	Carter	Section 33-T4S-R1E	35-019-25611	SI	3/28/2017	PASS
Ardmore West Deese Sand Unit	Van Eaton 3-33	Carter	Section 33-T4S-R1E	35-019-25702	SI	9/1/2017	PASS
Battle Springs Deese Sand Unit	Green 4-17"R"	Love	Section 17-T6S-R1W	35-085-21111/*35-085-21089	SI	9/1/2017	PASS
Battle Springs Deese Sand Unit	Kirby 4-21	Love	Section 21-T6S-R1W	35-085-21207	INJ	5/22/2017	PASS
Eastman Hills Unit	Henson 1-13	Love	Section 13-T6S-R1W	35-085-20714	SI	1/4/2017	PASS
Highlands Unit	Banks 6-7	Love	Section 7-T6S-R1W	35-085-21100	INJ	1/4/2017	PASS
Highlands Unit	Daube Wilkins 2-12	Love	Section 12-T6S-R2W	35-085-21179	INJ	3/29/2017	PASS
Highlands Unit	Paschall 3-7	Love	Section 7-T6S-R1W	35-085-21114	SI	1/4/2017	PASS
Highlands Unit	Sullivan 13-12	Love	Section 12-T6S-R2W	35-085-21127	INJ	1/4/2017	PASS
Highlands Unit	Sullivan 6-1	Love	Section 1-T6S-R2W	35-085-20889	INJ	9/1/2017	PASS
SE Hewitt Unit	Nipp 1-10	Carter	Section 10-T5S-R2W	35-019-23460	INJ	8/31/2017	PASS
SE Hewitt Unit	Ringling 1-14	Carter	Section 14-T5S-R2W	35-019-23391	INJ	1/12/2017	PASS
Twin Forks Unit	Martin 7-36	Carter	Section 36-T5S-R2W	35-019-25923	INJ	12/2/2016	PASS
Twin Forks Unit	Martin 1-36	Carter	Section 36-T5S-R2W	35-019-21920	INJ	2/28/2017	PASS

Schedule 11.5

Suspense Accounts

Revenue Suspense as of October 15, 2017

Owner Code	Total
000308	70,802.54
000716	7,130.59
000625	1,391.78

AR as of October 13, 2017

Owner Code	Total
000308	67,128.87

Schedule 13.4

Production Imbalances

None.